UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2017
Date of Reporting Period

Item 1. Reports to Stockholders

Calvert US Large-Cap Core Responsible Index Fund (formerly, Calvert U.S. Large Cap Core Responsible Index Fund)
Calvert US Large-Cap Growth Responsible Index Fund (formerly, Calvert U.S. Large Cap Growth Responsible Index Fund)
Calvert US Large-Cap Value Responsible Index Fund (formerly, U.S. Large Cap Value Responsible Index Fund)
Calvert US Mid-Cap Core Responsible Index Fund (formerly, U.S. Mid Cap Core Responsible Index Fund)
Calvert International Responsible Index Fund (formerly, Calvert Developed Markets Ex-U.S. Responsible Index Fund)

Calvert US Large-Cap Core Responsible Index Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Federal Tax
45	Management and Organization
47	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in early 2017.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
U.S. equities retreated again in August amid rising geopolitical tensions over the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. From a sector perspective, energy stocks delivered notable performance in the quarter as oil prices rose and refinery damage from Hurricane Harvey constricted supplies. The massive flood damage from the hurricane also helped boost auto sales, which rose in September after declining for much of 2017.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. The technology-laden NASDAQ Composite Index delivered a 23.68% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index, generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

The Calvert US Large-Cap Core Responsible Index Fund (the Fund) uses a passive investment strategy to seek to track the performance of the Calvert US Large-Cap Core Responsible Index (the Index). This is accomplished by investing in all, or virtually all, of the stocks in the Index in approximately the same proportion. The Index is comprised of the largest stocks of mid- and large-cap companies domiciled in the United States, excluding real estate investment trusts, master limited partnerships, and similar types of securities that are selected based on their environmental, social and governance (ESG) profile that meets the Calvert Principles of Responsible Investing. The Index reconstitutes semi-annually and is rebalanced quarterly.
Fund Performance
For the fiscal year ending September 30, 2017, the Fund’s Class A shares at net asset value (NAV) had a total return of 17.71%. By comparison, the Fund’s primary benchmark, the Index, returned 18.43% during the period.
The Fund's underperformance versus its benchmark was due to Fund expenses and fees, which the Index does not incur.
Ten of the Fund's 11 economic sectors delivered positive returns for the 12-month period. The one sector that delivered a negative return was energy. The other weak performing sectors were consumer staples and telecommunications services. The strongest performing sectors were financials, information technology and real estate.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Thomas C. Seto of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	17.71%	14.01%	6.99%
Class A with 4.75% Maximum Sales Charge	—	—	12.10	12.91	6.47
Class C at NAV	06/30/2000	06/30/2000	16.85	13.10	6.04
Class C with 1% Maximum Sales Charge	—	—	15.85	13.10	6.04
Class I at NAV	06/30/2000	06/30/2000	18.17	14.53	7.53
Class Y at NAV	07/13/2012	06/30/2000	18.04	14.17	7.06

Calvert US Large-Cap Core Responsible Index	—	—	18.43%	14.90%	8.06%
Russell 1000® Index	—	—	18.54	14.26	7.54

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		0.70%	1.52%	0.37%	0.48%
Net		0.54	1.29	0.19	0.29

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2007	$17,982	N.A.
Class I	$100,000	9/30/2007	$206,734	N.A.
Class Y	$10,000	9/30/2007	$19,791	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Information Technology	25.4%	Apple, Inc.	3.6%
Financials	15.8%	Alphabet, Inc., Class A	3.0%
Health Care	15.0%	Microsoft Corp.	2.6%
Consumer Discretionary	13.3%	Facebook, Inc., Class A	2.2%
Industrials	11.4%	Amazon.com, Inc.	2.0%
Consumer Staples	8.4%	Johnson & Johnson	1.9%
Materials	3.5%	Bank of America Corp.	1.5%
Utilities	3.5%	Procter & Gamble Co. (The)	1.5%
Telecommunication Services	2.2%	General Electric Co.	1.5%
Energy	1.0%	Citigroup, Inc.	1.2%
Time Deposit	0.4%	Total	21.0%
Real Estate	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Calvert US Large-Cap Core Responsible Index is comprised of mid and large capitalization U.S. stocks with growth characteristics that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Russell 1000® Index is an unmanaged index of U.S. large-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Important Notice to Shareholders
Effective November 6, 2017 the name of Calvert US Large-Cap Core Responsible Index Fund was changed from Calvert U.S. Large Cap Core Responsible Index Fund.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,068.90	$2.80**	0.54%
Class C	$1,000.00	$1,065.00	$6.68**	1.29%
Class I	$1,000.00	$1,071.30	$0.99**	0.19%
Class Y	$1,000.00	$1,070.40	$1.51**	0.29%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.36	$2.74**	0.54%
Class C	$1,000.00	$1,018.60	$6.53**	1.29%
Class I	$1,000.00	$1,024.12	$0.96**	0.19%
Class Y	$1,000.00	$1,023.61	$1.47**	0.29%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 99.3%
Aerospace & Defense - 0.2%
HEICO Corp.	3,765	338,135
Hexcel Corp.	4,788	274,927
Rockwell Collins, Inc.	11,210	1,465,259
		2,078,321

Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	9,979	759,402
Expeditors International of Washington, Inc.	12,118	725,383
United Parcel Service, Inc., Class B	56,854	6,827,597
		8,312,382

Airlines - 0.8%
Alaska Air Group, Inc.	7,761	591,931
American Airlines Group, Inc.	30,538	1,450,250
Delta Air Lines, Inc.	48,328	2,330,376
JetBlue Airways Corp. *	20,844	386,239
Southwest Airlines Co.	36,721	2,055,642
Spirit Airlines, Inc. *	3,515	117,436
United Continental Holdings, Inc. *	15,784	960,930
		7,892,804

Auto Components - 0.3%
BorgWarner, Inc.	8,826	452,156
Delphi Automotive plc	13,354	1,314,034
Gentex Corp.	14,355	284,229
Goodyear Tire & Rubber Co. (The)	12,692	422,009
Tenneco, Inc.	2,636	159,926
Visteon Corp. *	1,681	208,057
		2,840,411

Automobiles - 0.6%
Ford Motor Co.	195,097	2,335,311
Harley-Davidson, Inc.	8,308	400,528
Tesla, Inc. *	6,658	2,271,044
Thor Industries, Inc.	2,757	347,134
		5,354,017

Banks - 5.9%
Associated Banc-Corp.	8,126	197,056
Bank of America Corp.	574,905	14,568,093
Bank of Hawaii Corp.	2,336	194,729

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bank of the Ozarks, Inc.	7,271	349,372
BankUnited, Inc.	7,529	267,807
BB&T Corp.	46,227	2,169,895
BOK Financial Corp.	1,110	98,879
Chemical Financial Corp.	4,623	241,598
CIT Group, Inc.	10,641	521,941
Citigroup, Inc.	159,908	11,631,708
Citizens Financial Group, Inc.	28,682	1,086,187
Comerica, Inc.	9,741	742,849
Commerce Bancshares, Inc.	7,377	426,169
Cullen/Frost Bankers, Inc.	3,329	315,989
East West Bancorp, Inc.	8,465	506,038
Fifth Third Bancorp	41,257	1,154,371
First Citizens BancShares, Inc., Class A	451	168,624
First Hawaiian, Inc.	6,742	204,215
First Horizon National Corp.	12,189	233,419
First Republic Bank	9,289	970,329
FNB Corp.	20,148	282,676
Fulton Financial Corp.	9,397	176,194
Hancock Holding Co.	4,887	236,775
Home BancShares, Inc.	6,923	174,598
Huntington Bancshares, Inc.	62,369	870,671
IBERIABANK Corp.	2,315	190,177
Investors Bancorp, Inc.	19,511	266,130
KeyCorp	64,345	1,210,973
M&T Bank Corp.	8,898	1,432,934
MB Financial, Inc.	3,577	161,037
PacWest Bancorp	7,891	398,574
People's United Financial, Inc.	20,715	375,770
Pinnacle Financial Partners, Inc.	3,433	229,839
PNC Financial Services Group, Inc. (The)	27,787	3,744,854
Popular, Inc.	5,710	205,217
Prosperity Bancshares, Inc.	3,886	255,427
Regions Financial Corp.	68,287	1,040,011
Signature Bank *	2,803	358,896
Sterling Bancorp	8,949	220,593
SVB Financial Group *	3,071	574,553
Synovus Financial Corp.	6,505	299,620
Texas Capital Bancshares, Inc. *	3,496	299,957
UMB Financial Corp.	2,437	181,532
Umpqua Holdings Corp.	15,457	301,566
United Bankshares, Inc.	4,146	154,024
US Bancorp	91,138	4,884,085
Valley National Bancorp	16,350	197,018
Webster Financial Corp.	5,017	263,643

8 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Western Alliance Bancorp *	5,224	277,290
Wintrust Financial Corp.	4,286	335,637
Zions Bancorporation	12,098	570,784
		56,220,323

Beverages - 2.2%
Coca-Cola Co. (The)	230,870	10,391,459
Dr Pepper Snapple Group, Inc.	10,672	944,152
PepsiCo, Inc.	84,352	9,399,343
		20,734,954

Biotechnology - 4.1%
AbbVie, Inc.	81,368	7,230,360
ACADIA Pharmaceuticals, Inc. *(a)	5,094	191,891
Alexion Pharmaceuticals, Inc. *	11,514	1,615,299
Alkermes plc *	8,182	415,973
Alnylam Pharmaceuticals, Inc. *	4,914	577,346
Amgen, Inc.	37,219	6,939,483
Biogen, Inc. *	10,771	3,372,616
BioMarin Pharmaceutical, Inc. *	8,821	820,970
Bioverativ, Inc. *	6,364	363,193
Bluebird Bio, Inc. *	1,949	267,695
Celgene Corp. *	39,874	5,814,427
Exelixis, Inc. *	14,288	346,198
Gilead Sciences, Inc.	65,882	5,337,760
Incyte Corp. *	8,578	1,001,396
Intercept Pharmaceuticals, Inc. *(a)	1,291	74,930
Ionis Pharmaceuticals, Inc. *	5,418	274,693
Kite Pharma, Inc. *	2,426	436,219
Regeneron Pharmaceuticals, Inc. *	3,864	1,727,672
Seattle Genetics, Inc. *	4,952	269,438
TESARO, Inc. *	1,461	188,615
United Therapeutics Corp. *	2,286	267,896
Vertex Pharmaceuticals, Inc. *	12,400	1,885,296
		39,419,366

Building Products - 0.6%
Allegion plc	6,094	526,948
Fortune Brands Home & Security, Inc.	10,666	717,075
Johnson Controls International plc	62,383	2,513,411
Masco Corp.	22,020	859,000
Owens Corning	7,564	585,076
USG Corp. *	5,785	188,880
		5,390,390

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Capital Markets - 4.6%
Affiliated Managers Group, Inc.	3,442	653,395
Ameriprise Financial, Inc.	8,984	1,334,214
Bank of New York Mellon Corp. (The)	59,831	3,172,240
BGC Partners, Inc., Class A	11,269	163,062
BlackRock, Inc.	7,043	3,148,855
CBOE Holdings, Inc.	6,210	668,382
Charles Schwab Corp. (The)	69,411	3,036,037
CME Group, Inc.	19,944	2,706,002
E*Trade Financial Corp. *	18,599	811,102
Evercore, Inc., Class A	2,768	222,132
Federated Investors, Inc., Class B	8,889	264,003
Franklin Resources, Inc.	18,821	837,723
Goldman Sachs Group, Inc. (The)	21,202	5,028,902
Interactive Brokers Group, Inc., Class A	25,554	1,150,952
Intercontinental Exchange, Inc.	34,359	2,360,463
Invesco Ltd.	23,364	818,675
Legg Mason, Inc.	5,350	210,309
LPL Financial Holdings, Inc.	5,529	285,131
MarketAxess Holdings, Inc.	2,226	410,719
Moody's Corp.	10,113	1,407,831
Morgan Stanley	83,459	4,020,220
Morningstar, Inc.	1,011	85,925
MSCI, Inc.	5,534	646,925
Nasdaq, Inc.	7,521	583,404
Northern Trust Corp.	12,502	1,149,309
Raymond James Financial, Inc.	7,030	592,840
S&P Global, Inc.	14,640	2,288,378
SEI Investments Co.	8,571	523,345
State Street Corp.	21,471	2,051,339
Stifel Financial Corp.	3,687	197,107
T. Rowe Price Group, Inc.	13,753	1,246,709
TD Ameritrade Holding Corp.	14,310	698,328
Thomson Reuters Corp.	16,986	779,318
		43,553,276

Chemicals - 2.3%
Air Products & Chemicals, Inc.	23,498	3,553,367
Axalta Coating Systems Ltd. *	24,242	701,079
Eastman Chemical Co.	14,396	1,302,694
Ecolab, Inc.	26,253	3,376,398
International Flavors & Fragrances, Inc.	8,377	1,197,157
Mosaic Co. (The)	38,061	821,737
PolyOne Corp.	7,985	319,639
PPG Industries, Inc.	26,913	2,924,367

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Praxair, Inc.	29,746	4,156,706
Sensient Technologies Corp.	4,452	342,448
Sherwin-Williams Co. (The)	8,618	3,085,589
		21,781,181

Commercial Services & Supplies - 0.6%
Cintas Corp.	5,724	825,859
Clean Harbors, Inc. *	3,326	188,584
Copart, Inc. *	11,386	391,337
Deluxe Corp.	3,061	223,331
Healthcare Services Group, Inc.	4,606	248,586
KAR Auction Services, Inc.	9,458	451,525
MSA Safety, Inc.	2,985	237,337
Pitney Bowes, Inc.	16,029	224,566
Republic Services, Inc.	14,685	970,091
UniFirst Corp.	952	144,228
Waste Management, Inc.	25,707	2,012,087
		5,917,531

Communications Equipment - 1.2%
Arista Networks, Inc. *	1,788	339,023
ARRIS International plc *	8,066	229,800
Brocade Communications Systems, Inc.	18,304	218,733
Ciena Corp. *	5,637	123,845
Cisco Systems, Inc.	216,733	7,288,731
CommScope Holding Co., Inc. *	6,808	226,094
EchoStar Corp., Class A *	4,037	231,037
F5 Networks, Inc. *	2,499	301,279
Finisar Corp. *	4,579	101,516
Harris Corp.	5,507	725,162
Juniper Networks, Inc.	15,372	427,803
Lumentum Holdings, Inc. *	2,188	118,918
Motorola Solutions, Inc.	6,660	565,234
NetScout Systems, Inc. *	3,994	129,206
Palo Alto Networks, Inc. *	3,996	575,824
Ubiquiti Networks, Inc. *(a)	1,817	101,788
		11,703,993

Construction & Engineering - 0.1%
Dycom Industries, Inc. *	2,016	173,134
EMCOR Group, Inc.	3,962	274,884
Quanta Services, Inc. *	9,843	367,833
Valmont Industries, Inc.	1,443	228,138
		1,043,989

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Consumer Finance - 1.1%
Ally Financial, Inc.	25,803	625,981
American Express Co.	42,977	3,887,699
Capital One Financial Corp.	27,809	2,354,310
Credit Acceptance Corp. *	692	193,878
Discover Financial Services	21,523	1,387,803
OneMain Holdings, Inc. *	7,413	208,973
SLM Corp. *	23,908	274,225
Synchrony Financial	43,788	1,359,617
		10,292,486

Containers & Packaging - 0.9%
AptarGroup, Inc.	6,373	550,054
Avery Dennison Corp.	9,562	940,327
Ball Corp.	36,071	1,489,732
Berry Global Group, Inc. *	12,948	733,504
Crown Holdings, Inc. *	13,538	808,489
Greif, Inc., Class A	5,962	349,016
Owens-Illinois, Inc. *	15,985	402,183
Sealed Air Corp.	20,563	878,451
Sonoco Products Co.	9,690	488,861
WestRock Co.	26,906	1,526,377
		8,166,994

Distributors - 0.2%
Genuine Parts Co.	7,843	750,183
LKQ Corp. *	14,296	514,513
Pool Corp.	1,824	197,302
		1,461,998

Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. *	2,219	191,300
Graham Holdings Co., Class B	191	111,754
Grand Canyon Education, Inc. *	2,982	270,825
Service Corp. International	10,014	345,483
ServiceMaster Global Holdings, Inc. *	6,779	316,783
		1,236,145

Diversified Financial Services - 0.0% (b)
Voya Financial, Inc.	11,073	441,702

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	255,775	10,018,707
CenturyLink, Inc. (a)	16,693	315,497

12 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Level 3 Communications, Inc. *	11,348	604,735
Verizon Communications, Inc.	171,316	8,478,429
Zayo Group Holdings, Inc. *	7,547	259,768
		19,677,136

Electric Utilities - 1.0%
Alliant Energy Corp.	40,897	1,700,088
Eversource Energy	52,415	3,167,963
Portland General Electric Co.	14,826	676,659
Xcel Energy, Inc.	83,155	3,934,894
		9,479,604

Electrical Equipment - 1.0%
Acuity Brands, Inc.	3,186	545,698
AMETEK, Inc.	15,170	1,001,827
Eaton Corp. plc	29,259	2,246,799
Emerson Electric Co.	42,547	2,673,653
EnerSys	3,662	253,301
Hubbell, Inc.	3,549	411,755
Regal-Beloit Corp.	2,818	222,622
Rockwell Automation, Inc.	8,125	1,447,956
Sensata Technologies Holding NV *	10,855	521,800
		9,325,411

Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc. *	4,356	350,266
Avnet, Inc.	4,325	169,972
CDW Corp.	5,986	395,076
Coherent, Inc. *	1,065	250,456
Corning, Inc.	40,234	1,203,801
Dolby Laboratories, Inc., Class A	4,313	248,084
FLIR Systems, Inc.	5,903	229,686
IPG Photonics Corp. *	1,577	291,840
Jabil, Inc.	8,312	237,308
Keysight Technologies, Inc. *	7,881	328,322
National Instruments Corp.	4,287	180,783
SYNNEX Corp.	1,489	188,373
TE Connectivity Ltd.	15,211	1,263,426
Tech Data Corp. *	1,374	122,080
Trimble, Inc. *	10,917	428,492
Universal Display Corp.	1,805	232,574
Zebra Technologies Corp., Class A *	2,084	226,281
		6,346,820

Energy Equipment & Services - 1.0%
Baker Hughes a GE Co.	96,523	3,534,672
Core Laboratories NV (a)	10,914	1,077,212

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
National Oilwell Varco, Inc.	85,314	3,048,269
Oceaneering International, Inc.	23,317	612,538
US Silica Holdings, Inc.	17,397	540,525
Weatherford International plc *	197,879	906,286
		9,719,502

Food & Staples Retailing - 1.8%
Casey's General Stores, Inc.	2,327	254,690
Costco Wholesale Corp.	26,807	4,404,122
CVS Health Corp.	60,759	4,940,922
Kroger Co. (The)	48,625	975,417
Performance Food Group Co. *	4,785	135,176
PriceSmart, Inc.	1,950	174,038
Rite Aid Corp. *	47,735	93,561
Sprouts Farmers Market, Inc. *	9,622	180,605
Sysco Corp.	29,567	1,595,140
US Foods Holding Corp. *	8,862	236,615
Walgreens Boots Alliance, Inc.	53,923	4,163,934
		17,154,220

Food Products - 1.8%
B&G Foods, Inc.	3,720	118,482
Blue Buffalo Pet Products, Inc. *	5,947	168,597
Bunge Ltd.	8,249	572,976
Campbell Soup Co.	10,434	488,520
Conagra Brands, Inc.	24,116	813,674
Flowers Foods, Inc.	11,379	214,039
General Mills, Inc.	35,395	1,832,045
Hain Celestial Group, Inc. (The) *	7,528	309,777
Hershey Co. (The)	11,716	1,279,036
Hormel Foods Corp.	15,528	499,070
Ingredion, Inc.	4,274	515,615
J. M. Smucker Co. (The)	6,810	714,573
Kellogg Co.	14,231	887,587
Kraft Heinz Co. (The)	35,183	2,728,442
Lamb Weston Holdings, Inc.	8,900	417,321
Lancaster Colony Corp.	1,222	146,787
McCormick & Co., Inc.	7,866	807,366
Mondelez International, Inc., Class A	89,608	3,643,461
Pinnacle Foods, Inc.	7,373	421,514
Post Holdings, Inc. *	3,769	332,690
Snyder's-Lance, Inc.	5,277	201,265
TreeHouse Foods, Inc. *	3,541	239,832
		17,352,669

14 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Gas Utilities - 0.6%
Atmos Energy Corp.	17,720	1,485,645
New Jersey Resources Corp.	15,234	642,113
ONE Gas, Inc.	9,309	685,515
Southwest Gas Holdings, Inc.	7,298	566,471
Spire, Inc.	8,313	620,565
UGI Corp.	28,550	1,337,853
WGL Holdings, Inc.	8,285	697,597
		6,035,759

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	88,461	4,720,279
ABIOMED, Inc. *	2,156	363,502
Alere, Inc. *	4,339	221,246
Align Technology, Inc. *	3,852	717,512
Becton Dickinson and Co.	11,560	2,265,182
Boston Scientific Corp. *	67,868	1,979,709
Cantel Medical Corp.	1,174	110,556
Cooper Cos., Inc. (The)	2,497	592,064
Danaher Corp.	31,660	2,715,795
DENTSPLY SIRONA, Inc.	12,155	726,990
DexCom, Inc. *	4,395	215,025
Edwards Lifesciences Corp. *	10,854	1,186,451
Globus Medical, Inc., Class A *	5,233	155,525
Hill-Rom Holdings, Inc.	3,014	223,036
Hologic, Inc. *	13,636	500,305
ICU Medical, Inc. *	522	97,014
IDEXX Laboratories, Inc. *	4,364	678,558
Masimo Corp. *	2,151	186,190
NuVasive, Inc. *	2,566	142,310
ResMed, Inc.	7,849	604,059
STERIS plc	4,313	381,269
Teleflex, Inc.	2,070	500,878
Varian Medical Systems, Inc. *	5,322	532,519
West Pharmaceutical Services, Inc.	4,803	462,337
		20,278,311

Health Care Providers & Services - 1.7%
Acadia Healthcare Co., Inc. *(a)	3,557	169,882
AmerisourceBergen Corp.	9,192	760,638
Anthem, Inc.	13,809	2,622,053
Cardinal Health, Inc.	15,348	1,027,088
Centene Corp. *	8,597	831,932
Chemed Corp.	853	172,349
DaVita, Inc. *	8,617	511,764
Envision Healthcare Corp. *	5,480	246,326
Express Scripts Holding Co. *	28,665	1,815,068

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
HCA Healthcare, Inc. *	14,014	1,115,374
HealthSouth Corp.	4,461	206,767
Henry Schein, Inc. *	7,734	634,111
Humana, Inc.	7,311	1,781,179
Laboratory Corp. of America Holdings *	5,277	796,669
McKesson Corp.	11,075	1,701,231
Mednax, Inc. *	3,427	147,772
Molina Healthcare, Inc. *	1,719	118,198
Patterson Cos., Inc.	4,216	162,948
Premier, Inc., Class A *	6,888	224,342
Quest Diagnostics, Inc.	6,915	647,521
WellCare Health Plans, Inc. *	2,206	378,858
		16,072,070

Health Care Technology - 0.2%
athenahealth, Inc. *	2,274	282,795
Cerner Corp. *	15,651	1,116,229
Cotiviti Holdings, Inc. *	2,345	84,373
Medidata Solutions, Inc. *	2,930	228,716
Veeva Systems, Inc., Class A *	7,335	413,767
		2,125,880

Hotels, Restaurants & Leisure - 1.5%
Aramark	11,625	472,091
Buffalo Wild Wings, Inc. *	930	98,301
Chipotle Mexican Grill, Inc. *	1,283	394,946
Choice Hotels International, Inc.	1,826	116,681
Cracker Barrel Old Country Store, Inc.	1,217	184,522
Darden Restaurants, Inc.	5,760	453,773
Domino's Pizza, Inc.	2,624	520,995
Dunkin' Brands Group, Inc.	4,512	239,497
Hilton Worldwide Holdings, Inc.	9,632	668,942
Hyatt Hotels Corp., Class A *	5,755	355,601
ILG, Inc.	8,136	217,475
Jack in the Box, Inc.	1,661	169,289
Marriott International, Inc., Class A	15,492	1,708,148
Marriott Vacations Worldwide Corp.	1,092	135,987
Papa John's International, Inc.	1,124	82,131
Royal Caribbean Cruises Ltd.	8,499	1,007,471
Six Flags Entertainment Corp.	4,832	294,462
Starbucks Corp.	71,432	3,836,613
Texas Roadhouse, Inc.	4,128	202,850
Vail Resorts, Inc.	1,809	412,669
Wendy's Co. (The)	9,964	154,741

16 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Wyndham Worldwide Corp.	4,999	526,945
Yum China Holdings, Inc. *	20,018	800,119
Yum! Brands, Inc.	17,532	1,290,531
		14,344,780

Household Durables - 0.5%
CalAtlantic Group, Inc.	4,835	177,106
Garmin Ltd.	5,378	290,251
Helen of Troy Ltd. *	1,319	127,811
Leggett & Platt, Inc.	7,725	368,714
Lennar Corp., Class A	10,404	549,331
Mohawk Industries, Inc. *	3,061	757,628
Newell Brands, Inc.	25,862	1,103,532
Tempur Sealy International, Inc. *	2,289	147,686
Toll Brothers, Inc.	6,245	258,980
Tupperware Brands Corp.	2,531	156,467
Whirlpool Corp.	3,612	666,197
		4,603,703

Household Products - 2.3%
Church & Dwight Co., Inc.	14,911	722,438
Clorox Co. (The)	7,936	1,046,838
Colgate-Palmolive Co.	52,139	3,798,326
Kimberly-Clark Corp.	20,126	2,368,427
Procter & Gamble Co. (The)	152,805	13,902,199
		21,838,228

Independent Power and Renewable Electricity Producers - 0.1%
NRG Yield, Inc., Class C	33,530	647,129
Ormat Technologies, Inc.	5,470	333,944
		981,073

Industrial Conglomerates - 2.5%
3M Co.	38,561	8,093,954
Carlisle Cos., Inc.	5,000	501,450
General Electric Co.	571,193	13,811,447
Roper Technologies, Inc.	6,951	1,691,873
		24,098,724

Insurance - 4.1%
Aflac, Inc.	23,204	1,888,574
Alleghany Corp. *	902	499,717
Allstate Corp. (The)	20,742	1,906,397
American Financial Group, Inc.	3,884	401,800
American International Group, Inc.	52,158	3,201,980
American National Insurance Co.	1,119	132,132
Aon plc	15,699	2,293,624

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Arch Capital Group Ltd. *	7,133	702,600
Arthur J. Gallagher & Co.	10,395	639,812
Aspen Insurance Holdings Ltd.	4,181	168,912
Assurant, Inc.	3,367	321,616
Assured Guaranty Ltd.	7,299	275,537
Axis Capital Holdings Ltd.	5,009	287,066
Brown & Brown, Inc.	5,705	274,924
Chubb Ltd.	26,833	3,825,044
Cincinnati Financial Corp.	8,790	673,050
CNO Financial Group, Inc.	9,886	230,739
Enstar Group Ltd. *	907	201,671
Everest Re Group Ltd.	1,544	352,634
First American Financial Corp.	6,015	300,570
Hanover Insurance Group, Inc. (The)	2,959	286,816
Hartford Financial Services Group, Inc. (The)	21,181	1,174,063
Lincoln National Corp.	14,031	1,030,998
Loews Corp.	15,217	728,286
Marsh & McLennan Cos., Inc.	29,234	2,450,102
MetLife, Inc.	48,628	2,526,225
Old Republic International Corp.	13,335	262,566
Primerica, Inc.	2,599	211,948
Principal Financial Group, Inc.	15,860	1,020,432
Progressive Corp. (The)	34,561	1,673,444
Prudential Financial, Inc.	24,901	2,647,474
Reinsurance Group of America, Inc.	3,604	502,866
RenaissanceRe Holdings Ltd.	2,586	349,472
RLI Corp.	2,205	126,479
Torchmark Corp.	6,003	480,780
Travelers Cos., Inc. (The)	15,861	1,943,290
Unum Group	13,017	665,559
Validus Holdings Ltd.	3,296	162,196
White Mountains Insurance Group Ltd.	252	215,964
Willis Towers Watson plc	7,621	1,175,387
XL Group Ltd.	15,375	606,544
		38,819,290

Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. *	20,168	19,388,507
Expedia, Inc.	6,213	894,299
Netflix, Inc. *	21,777	3,949,259
Priceline Group, Inc. (The) *	2,440	4,467,201
TripAdvisor, Inc. *	5,656	229,238
Wayfair, Inc., Class A *	2,456	165,534
		29,094,038

18 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet Software & Services - 5.7%
Akamai Technologies, Inc. *	8,014	390,442
Alphabet, Inc., Class A *	29,554	28,777,321
CoStar Group, Inc. *	1,444	387,353
eBay, Inc. *	43,597	1,676,740
Facebook, Inc., Class A *	125,018	21,361,826
GrubHub, Inc. *	3,712	195,474
IAC/InterActiveCorp *	3,374	396,715
j2 Global, Inc.	1,495	110,450
LogMeIn, Inc.	2,037	224,172
Twitter, Inc. *	28,279	477,067
VeriSign, Inc. *	3,561	378,855
Zillow Group, Inc., Class C *	6,182	248,578
		54,624,993

IT Services - 4.7%
Accenture plc, Class A	27,298	3,687,141
Alliance Data Systems Corp.	2,204	488,296
Amdocs Ltd.	5,720	367,910
Automatic Data Processing, Inc.	19,198	2,098,725
Black Knight Financial Services, Inc., Class A *	2,117	91,137
Booz Allen Hamilton Holding Corp.	5,160	192,932
Broadridge Financial Solutions, Inc.	4,418	357,063
CACI International, Inc., Class A *	1,057	147,293
Cognizant Technology Solutions Corp., Class A	24,905	1,806,609
Conduent, Inc. *	8,020	125,673
CoreLogic, Inc. *	6,414	296,455
CSRA, Inc.	6,321	203,979
DST Systems, Inc.	2,858	156,847
DXC Technology Co.	12,608	1,082,775
EPAM Systems, Inc. *	1,798	158,098
Euronet Worldwide, Inc. *	1,922	182,186
Fidelity National Information Services, Inc.	13,673	1,276,922
First Data Corp., Class A *	34,592	624,040
Fiserv, Inc. *	9,214	1,188,237
FleetCor Technologies, Inc. *	3,995	618,306
Gartner, Inc. *	3,608	448,871
Genpact Ltd.	6,201	178,279
International Business Machines Corp.	37,498	5,440,210
Jack Henry & Associates, Inc.	2,819	289,765
Leidos Holdings, Inc.	6,496	384,693
MasterCard, Inc., Class A	41,736	5,893,123
MAXIMUS, Inc.	2,843	183,374
Paychex, Inc.	14,490	868,820
PayPal Holdings, Inc. *	47,882	3,065,884
Sabre Corp.	7,738	140,058
Science Applications International Corp.	1,701	113,712

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Square, Inc., Class A *	16,245	468,018
Teradata Corp. *	5,573	188,312
Total System Services, Inc.	7,668	502,254
Vantiv, Inc., Class A *	7,780	548,257
Visa, Inc., Class A	99,836	10,506,741
Western Union Co. (The)	21,143	405,946
WEX, Inc. *	1,937	217,370
		44,994,311

Leisure Products - 0.1%
Brunswick Corp.	4,516	252,760
Hasbro, Inc.	5,165	504,466
Mattel, Inc.	16,419	254,166
Polaris Industries, Inc.	2,940	307,612
		1,319,004

Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	16,833	1,080,679
Bio-Rad Laboratories, Inc., Class A *	1,094	243,109
Bio-Techne Corp.	1,816	219,536
Bruker Corp.	5,042	149,999
Charles River Laboratories International, Inc. *	2,344	253,199
Illumina, Inc. *	7,602	1,514,318
INC Research Holdings, Inc., Class A *	2,354	123,114
Mettler-Toledo International, Inc. *	1,293	809,625
PAREXEL International Corp. *	2,637	232,267
PerkinElmer, Inc.	5,903	407,130
PRA Health Sciences, Inc. *	2,083	158,662
Quintiles IMS Holdings, Inc. *	7,751	736,887
Thermo Fisher Scientific, Inc.	19,774	3,741,241
VWR Corp. *	4,633	153,399
Waters Corp. *	3,992	716,644
		10,539,809

Machinery - 2.7%
AGCO Corp.	4,215	310,941
Allison Transmission Holdings, Inc.	10,692	401,271
Barnes Group, Inc.	3,021	212,799
Colfax Corp. *	7,886	328,373
Crane Co.	3,109	248,689
Cummins, Inc.	10,274	1,726,340
Deere & Co.	20,669	2,595,820
Donaldson Co., Inc.	8,477	389,433
Dover Corp.	10,229	934,828
Flowserve Corp.	10,839	461,633
Fortive Corp.	19,352	1,369,928
Graco, Inc.	3,571	441,697

20 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IDEX Corp.	5,017	609,415
Illinois Tool Works, Inc.	20,217	2,991,307
Ingersoll-Rand plc	16,131	1,438,401
ITT, Inc.	4,976	220,288
Kennametal, Inc.	5,049	203,677
Lincoln Electric Holdings, Inc.	3,957	362,778
Middleby Corp. (The) *	4,371	560,231
Nordson Corp.	3,381	400,648
Oshkosh Corp.	4,690	387,113
PACCAR, Inc.	22,156	1,602,765
Parker-Hannifin Corp.	8,568	1,499,571
Pentair plc	11,402	774,880
Snap-on, Inc.	3,484	519,151
Stanley Black & Decker, Inc.	10,298	1,554,689
Terex Corp.	6,602	297,222
Timken Co. (The)	4,905	238,138
Toro Co. (The)	6,841	424,552
WABCO Holdings, Inc. *	3,313	490,324
Wabtec Corp. (a)	6,063	459,272
Woodward, Inc.	3,228	250,525
Xylem, Inc.	12,331	772,291
		25,478,990

Media - 3.0%
AMC Entertainment Holdings, Inc., Class A	7,590	111,573
AMC Networks, Inc., Class A *	2,657	155,355
Cable One, Inc.	241	174,031
CBS Corp., Class B	22,518	1,306,044
Cinemark Holdings, Inc.	4,148	150,199
Comcast Corp., Class A	233,091	8,969,342
Discovery Communications, Inc., Class A *	20,116	428,270
DISH Network Corp., Class A *	24,081	1,305,913
Interpublic Group of Cos., Inc. (The)	18,051	375,280
John Wiley & Sons, Inc., Class A	1,833	98,065
Liberty Broadband Corp., Class C *	8,516	811,575
Lions Gate Entertainment Corp., Class A *	10,398	347,813
Live Nation Entertainment, Inc. *	7,066	307,724
Madison Square Garden Co. (The), Class A *	1,136	243,217
Omnicom Group, Inc.	10,752	796,401
Regal Entertainment Group, Class A	9,821	157,136
Scripps Networks Interactive, Inc., Class A	6,779	582,248
Sinclair Broadcast Group, Inc., Class A	4,249	136,180
Sirius XM Holdings, Inc.	87,579	483,436
TEGNA, Inc.	12,266	163,506
Time Warner, Inc.	39,200	4,016,040

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tribune Media Co., Class A	3,927	160,457
Viacom, Inc., Class B	20,777	578,432
Walt Disney Co. (The)	72,668	7,162,885
		29,021,122

Metals & Mining - 0.4%
Nucor Corp.	33,992	1,904,912
Reliance Steel & Aluminum Co.	7,680	584,986
Steel Dynamics, Inc.	24,820	855,545
Worthington Industries, Inc.	4,126	189,796
		3,535,239

Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	73,595	2,149,710
CMS Energy Corp.	45,289	2,097,787
Consolidated Edison, Inc.	50,202	4,050,297
Sempra Energy	40,914	4,669,515
		12,967,309

Multiline Retail - 0.4%
Dollar General Corp.	13,083	1,060,377
Kohl's Corp.	8,583	391,814
Macy's, Inc.	17,574	383,465
Nordstrom, Inc.	5,619	264,936
Target Corp.	27,820	1,641,658
		3,742,250

Personal Products - 0.3%
Coty, Inc., Class A	26,651	440,541
Edgewell Personal Care Co. *	3,572	259,934
Estee Lauder Cos., Inc. (The), Class A	22,622	2,439,557
		3,140,032

Pharmaceuticals - 5.7%
Akorn, Inc. *	3,995	132,594
Allergan plc	16,894	3,462,425
Bristol-Myers Squibb Co.	83,183	5,302,084
Catalent, Inc. *	6,497	259,360
Eli Lilly & Co.	49,448	4,229,782
Endo International plc *	11,357	97,273
Jazz Pharmaceuticals plc *	3,031	443,284
Johnson & Johnson	137,153	17,831,262
Medicines Co. (The) *	3,788	140,307
Merck & Co., Inc.	138,301	8,855,413
Nektar Therapeutics *	7,376	177,024
Perrigo Co. plc	6,767	572,827

22 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pfizer, Inc.	301,645	10,768,726
Prestige Brands Holdings, Inc. *	2,852	142,857
Zoetis, Inc.	25,359	1,616,890
		54,032,108

Professional Services - 0.4%
Dun & Bradstreet Corp. (The)	2,474	287,998
Manpowergroup, Inc.	4,645	547,274
Nielsen Holdings plc	21,721	900,336
Robert Half International, Inc.	8,862	446,113
TransUnion *	9,579	452,704
Verisk Analytics, Inc. *	10,517	874,909
		3,509,334

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	14,520	550,017
Jones Lang LaSalle, Inc.	2,050	253,175
Realogy Holdings Corp.	6,947	228,904
		1,032,096

Road & Rail - 1.1%
AMERCO	548	205,445
Genesee & Wyoming, Inc., Class A *	4,779	353,694
Kansas City Southern	6,453	701,312
Landstar System, Inc.	3,238	322,667
Norfolk Southern Corp.	18,909	2,500,526
Ryder System, Inc.	3,681	311,228
Union Pacific Corp.	52,673	6,108,488
		10,503,360

Semiconductors & Semiconductor Equipment - 3.5%
Advanced Energy Industries, Inc. *	1,217	98,285
Advanced Micro Devices, Inc. *	32,364	412,641
Analog Devices, Inc.	16,921	1,458,083
Applied Materials, Inc.	45,380	2,363,844
Cavium, Inc. *	2,926	192,940
Cirrus Logic, Inc. *	2,763	147,323
Cree, Inc. *	4,080	115,015
Cypress Semiconductor Corp.	13,659	205,158
Entegris, Inc. *	9,607	277,162
First Solar, Inc. *	2,870	131,676
Integrated Device Technology, Inc. *	5,776	153,526
Intel Corp.	202,079	7,695,168
KLA-Tencor Corp.	6,508	689,848
Lam Research Corp.	7,193	1,330,993
Marvell Technology Group Ltd.	18,448	330,219
Maxim Integrated Products, Inc.	13,553	646,614

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Microchip Technology, Inc.	9,825	882,089
Micron Technology, Inc. *	48,541	1,909,118
NVIDIA Corp.	25,817	4,615,305
ON Semiconductor Corp. *	19,571	361,476
QUALCOMM, Inc.	64,089	3,322,374
Silicon Laboratories, Inc. *	1,510	120,649
Skyworks Solutions, Inc.	7,478	762,008
Teradyne, Inc.	8,676	323,528
Texas Instruments, Inc.	42,286	3,790,517
Versum Materials, Inc.	4,331	168,129
Xilinx, Inc.	10,196	722,183
		33,225,871

Software - 5.4%
Adobe Systems, Inc. *	21,398	3,192,154
ANSYS, Inc. *	3,316	406,973
Aspen Technology, Inc. *	3,411	214,245
Atlassian Corp. plc, Class A *	9,398	330,340
Autodesk, Inc. *	9,418	1,057,265
Blackbaud, Inc.	1,922	168,752
CA, Inc.	12,896	430,468
CDK Global, Inc.	5,746	362,515
Citrix Systems, Inc. *	6,654	511,160
Electronic Arts, Inc. *	13,045	1,540,093
Ellie Mae, Inc. *	1,252	102,827
Fair Isaac Corp.	1,347	189,253
Fortinet, Inc. *	6,178	221,419
Guidewire Software, Inc. *	3,097	241,132
Intuit, Inc.	10,416	1,480,530
Manhattan Associates, Inc. *	3,106	129,116
Microsoft Corp.	332,047	24,734,181
Oracle Corp.	130,071	6,288,933
Paycom Software, Inc. *	1,290	96,698
Proofpoint, Inc. *	2,004	174,789
PTC, Inc. *	4,914	276,560
Red Hat, Inc. *	8,036	890,871
Salesforce.com, Inc. *	29,561	2,761,589
ServiceNow, Inc. *	7,323	860,672
Splunk, Inc. *	6,428	427,012
Symantec Corp.	24,502	803,911
Synopsys, Inc. *	5,866	472,389
Tableau Software, Inc., Class A *	3,318	248,485
Take-Two Interactive Software, Inc. *	4,862	497,042
Ultimate Software Group, Inc. (The) *	1,208	229,037
VMware, Inc., Class A *	12,038	1,314,429
Workday, Inc., Class A *	9,158	965,162
		51,620,002

24 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	3,477	344,918
AutoNation, Inc. *	4,233	200,898
AutoZone, Inc. *	1,539	915,874
Bed Bath & Beyond, Inc.	6,976	163,727
Best Buy Co., Inc.	12,680	722,253
Burlington Stores, Inc. *	3,569	340,697
CarMax, Inc. *	8,829	669,327
Dick's Sporting Goods, Inc.	4,875	131,674
Foot Locker, Inc.	6,074	213,926
Gap, Inc. (The)	8,565	252,925
Home Depot, Inc. (The)	59,088	9,664,433
L Brands, Inc.	11,898	495,076
Lowe's Cos., Inc.	41,714	3,334,617
Michaels Cos., Inc. (The) *	7,503	161,089
Murphy USA, Inc. *	2,606	179,814
O'Reilly Automotive, Inc. *	4,292	924,368
Penske Automotive Group, Inc.	1,934	92,000
Ross Stores, Inc.	19,484	1,258,082
Sally Beauty Holdings, Inc. *	8,092	158,441
Signet Jewelers Ltd. (a)	2,924	194,592
Tiffany & Co.	4,866	446,602
TJX Cos., Inc. (The)	31,158	2,297,279
Tractor Supply Co.	6,176	390,879
Ulta Salon, Cosmetics & Fragrance, Inc. *	3,032	685,414
Williams-Sonoma, Inc.	3,966	197,745
		24,436,650

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	221,923	34,202,773
Hewlett Packard Enterprise Co.	90,135	1,325,886
HP, Inc.	73,020	1,457,479
NCR Corp. *	5,197	194,992
NetApp, Inc.	11,018	482,148
Seagate Technology plc	11,772	390,477
Western Digital Corp.	12,721	1,099,094
Xerox Corp.	8,803	293,052
		39,445,901

Textiles, Apparel & Luxury Goods - 0.9%
Carter's, Inc.	3,075	303,656
Coach, Inc.	13,018	524,365
Columbia Sportswear Co.	2,163	133,197
Hanesbrands, Inc.	19,270	474,813
lululemon athletica, Inc. *	6,601	410,912
Michael Kors Holdings Ltd. *	7,562	361,842
NIKE, Inc., Class B	80,980	4,198,813

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
PVH Corp.	4,526	570,548
Ralph Lauren Corp.	4,220	372,584
Skechers U.S.A., Inc., Class A *	8,642	216,828
Under Armour, Inc., Class A *(a)	22,867	376,848
VF Corp.	15,294	972,240
		8,916,646

Thrifts & Mortgage Finance - 0.1%
Essent Group Ltd. *	3,762	152,361
MGIC Investment Corp. *	18,700	234,311
New York Community Bancorp, Inc.	25,326	326,452
Radian Group, Inc.	11,843	221,346
TFS Financial Corp.	9,601	154,864
Washington Federal, Inc.	6,113	205,702
		1,295,036

Trading Companies & Distributors - 0.4%
Air Lease Corp.	6,021	256,615
Beacon Roofing Supply, Inc. *	4,857	248,921
Fastenal Co.	19,074	869,393
HD Supply Holdings, Inc. *	13,891	501,049
MSC Industrial Direct Co., Inc., Class A	4,072	307,721
United Rentals, Inc. *	5,702	791,096
Univar, Inc. *	6,309	182,519
W.W. Grainger, Inc.	3,419	614,565
WESCO International, Inc. *	3,575	208,244
		3,980,123

Transportation Infrastructure - 0.0% (b)
Macquarie Infrastructure Corp.	4,685	338,163

Water Utilities - 0.4%
American Water Works Co., Inc.	29,816	2,412,412
Aqua America, Inc.	29,330	973,463
		3,385,875

Wireless Telecommunication Services - 0.1%
Sprint Corp. *	29,949	233,003
T-Mobile US, Inc. *	11,189	689,914
Telephone & Data Systems, Inc.	5,307	148,012
United States Cellular Corp. *	2,698	95,509
		1,166,438

Total Common Stocks (Cost $718,959,631)		947,440,143

26 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
RIGHTS - 0.0% (b)
Biotechnology - 0.0% (b)
Dyax Corp. CVR, Exp. 12/31/19 *(c)(d)	4,124	4,577

Food & Staples Retailing - 0.0% (b)
Safeway Casa Ley CVR *(c)	7,013	0
Safeway PDC LLC CVR *(c)	7,013	0
		0

Total Rights (Cost $11,892)		4,577

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.4%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	3,723,931	3,723,931

Total Time Deposit (Cost $3,723,931)		3,723,931

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	1,350,597	1,350,597

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,350,597)		1,350,597

TOTAL INVESTMENTS (Cost $724,046,051) - 99.8%		952,519,248
Other assets and liabilities, net - 0.2%		1,967,637
NET ASSETS - 100.0%		954,486,885

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $1,309,145 as of September 30, 2017.
(b) Amount is less than 0.05%.
(c) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(d) Restricted security, acquired on January 25, 2016 with an acquisition cost of $4,577. Total market value of the restricted security amounts to $4,577, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.

Abbreviations:
CVR:	Contingent Value Rights
See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $724,046,051) - including $1,309,145 of securities on loan	$952,519,248
Receivable for capital shares sold	3,052,405
Dividends and interest receivable	789,605
Securities lending income receivable	2,238
Receivable from affiliates	70,688
Directors' deferred compensation plan	419,452
Total assets	956,853,636

LIABILITIES
Payable for capital shares redeemed	95,957
Deposits for securities loaned	1,350,597
Payable to affiliates:
Investment advisory fee	115,142
Administrative fee	83,366
Distribution and service fees	95,121
Sub-transfer agency fee	4,686
Directors' deferred compensation plan	419,452
Accrued expenses	202,430
Total liabilities	2,366,751
NET ASSETS	$954,486,885

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$718,570,760
Accumulated undistributed net investment income	9,740,817
Accumulated net realized loss	(2,297,889)
Net unrealized appreciation (depreciation)	228,473,197
Total	$954,486,885

NET ASSET VALUE PER SHARE
Class A (based on net assets of $264,813,989 and 12,369,878 shares outstanding)	$21.41
Class C (based on net assets of $51,301,075 and 2,545,123 shares outstanding)	$20.16
Class I (based on net assets of $544,751,127 and 24,833,552 shares outstanding)	$21.94
Class Y (based on net assets of $93,620,694 and 4,366,308 shares outstanding)	$21.44

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$22.48
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

28 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $7,732)	$17,842,023
Interest income	8,769
Securities lending income, net	66,043
Other income	234
Total investment income	17,917,069

EXPENSES
Investment advisory fee	1,303,329
Administrative fee	1,042,663
Distribution and service fees:
Class A	724,808
Class C	482,605
Directors' fees and expenses	63,599
Custodian fees	103,440
Transfer agency fees and expenses:
Class A	282,490
Class C	62,255
Class I	16,458
Class Y	48,912
Accounting fees	202,862
Professional fees	62,172
Registration fees:
Class A	22,996
Class C	14,476
Class I	34,217
Class Y	19,142
Reports to shareholders	52,541
Miscellaneous	118,376
Total expenses	4,657,341
Waiver and/or reimbursement of expenses by affiliates	(1,374,458)
Reimbursement of expenses-other	(10,429)
Net expenses	3,272,454
Net investment income (loss)	14,644,615

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	3,559,344
Foreign currency transactions	90
3,559,434

Net change in unrealized appreciation (depreciation) on investment securities - unaffiliated issuers	125,206,981

Net realized and unrealized gain (loss)	128,766,415

Net increase (decrease) in net assets resulting from operations	$143,411,030
See notes to financial statements.

30 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$14,644,615	$10,655,857
Net realized gain (loss)	3,559,434	16,747,930
Net change in unrealized appreciation (depreciation)	125,206,981	52,217,493
Net increase (decrease) in net assets resulting from operations	143,411,030	79,621,280

Distributions to shareholders from:
Net investment income:
Class A shares	(3,720,741)	(2,953,205)
Class C shares	(144,890)	(194,986)
Class I shares	(7,056,349)	(3,977,636)
Class Y shares	(746,260)	(277,391)
Net realized gain:
Class A shares	(7,031,592)	(17,083,274)
Class C shares	(1,057,085)	(2,440,131)
Class I shares	(9,076,731)	(16,343,727)
Class Y shares	(1,017,673)	(1,224,825)
Total distributions to shareholders	(29,851,321)	(44,495,175)

Capital share transactions:
Class A shares	(92,117,279)	35,380,845
Class C shares	1,422,650	5,299,455
Class I shares	96,441,971	184,973,555
Class Y shares	38,918,371	26,723,562
Net increase (decrease) in net assets from capital share transactions	44,665,713	252,377,417

TOTAL INCREASE (DECREASE) IN NET ASSETS	158,225,422	287,503,522

NET ASSETS
Beginning of year	796,261,463	508,757,941
End of year (including accumulated undistributed net investment income of $9,740,817 and $8,679,700, respectively)	$954,486,885	$796,261,463

See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$18.80	$17.90	$18.30	$15.90	$13.27
Income from investment operations:
Net investment income (a)	0.30	0.26	0.23	0.18	0.17
Net realized and unrealized gain (loss)	2.95	1.94	(0.01)	2.73	2.61
Total from investment operations	3.25	2.20	0.22	2.91	2.78
Distributions from:
Net investment income	(0.22)	(0.18)	(0.13)	(0.14)	(0.15)
Net realized gain	(0.42)	(1.12)	(0.49)	(0.37)	—
Total distributions	(0.64)	(1.30)	(0.62)	(0.51)	(0.15)
Total increase (decrease) in net asset value	2.61	0.90	(0.40)	2.40	2.63
Net asset value, ending	$21.41	$18.80	$17.90	$18.30	$15.90
Total return (b)	17.71%	12.68%	1.06%	18.65%	21.16%
Ratios to average net assets: (c)
Total expenses	0.70%	0.71%	0.77%	0.87%	1.02%
Net expenses	0.54%	0.54%	0.68%	0.75%	0.75%
Net investment income	1.51%	1.46%	1.21%	1.02%	1.15%
Portfolio turnover	31%	27%	33%	8%	14%
Net assets, ending (in thousands)	$264,814	$319,773	$269,684	$214,427	$149,738

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016	2015		2014	2013
Net asset value, beginning	$17.71	$16.97	$17.41		$15.15	$12.65
Income from investment operations:
Net investment income (a)	0.15	0.12	0.08		0.03	0.03
Net realized and unrealized gain (loss)	2.78	1.82	—	(b)	2.62	2.50
Total from investment operations	2.93	1.94	0.08		2.65	2.53
Distributions from:
Net investment income	(0.06)	(0.08)	(0.03)		(0.02)	(0.03)
Net realized gain	(0.42)	(1.12)	(0.49)		(0.37)	—
Total distributions	(0.48)	(1.20)	(0.52)		(0.39)	(0.03)
Total increase (decrease) in net asset value	2.45	0.74	(0.44)		2.26	2.50
Net asset value, ending	$20.16	$17.71	$16.97		$17.41	$15.15
Total return (c)	16.85%	11.78%	0.30%		17.75%	20.02%
Ratios to average net assets: (d)
Total expenses	1.50%	1.53%	1.57%		1.61%	1.77%
Net expenses	1.29%	1.29%	1.44%		1.57%	1.65%
Net investment income	0.77%	0.70%	0.45%		0.19%	0.25%
Portfolio turnover	31%	27%	33%		8%	14%
Net assets, ending (in thousands)	$51,301	$43,579	$36,398		$25,864	$15,259

(a) Computed using average shares outstanding.
(b) Amount is less than $0.005.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 33

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$19.26	$18.33	$18.69	$16.20	$13.48
Income from investment operations:
Net investment income (a)	0.38	0.33	0.33	0.27	0.25
Net realized and unrealized gain (loss)	3.03	1.98	(0.01)	2.81	2.64
Total from investment operations	3.41	2.31	0.32	3.08	2.89
Distributions from:
Net investment income	(0.31)	(0.26)	(0.19)	(0.22)	(0.17)
Net realized gain	(0.42)	(1.12)	(0.49)	(0.37)	—
Total distributions	(0.73)	(1.38)	(0.68)	(0.59)	(0.17)
Total increase (decrease) in net asset value	2.68	0.93	(0.36)	2.49	2.72
Net asset value, ending	$21.94	$19.26	$18.33	$18.69	$16.20
Total return (b)	18.17%	13.00%	1.54%	19.39%	21.76%
Ratios to average net assets: (c)
Total expenses	0.35%	0.36%	0.36%	0.37%	0.46%
Net expenses	0.19%	0.19%	0.20%	0.21%	0.21%
Net investment income	1.87%	1.80%	1.69%	1.56%	1.70%
Portfolio turnover	31%	27%	33%	8%	14%
Net assets, ending (in thousands)	$544,751	$387,043	$186,257	$122,405	$66,818

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

34 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016	2015	2014	2013
Net asset value, beginning	$18.84	$17.95	$18.40	$16.01	$13.27
Income from investment operations:
Net investment income (a)	0.36	0.31	0.27	0.21	0.19
Net realized and unrealized gain (loss)	2.95	1.93	(0.01)	2.70	2.63
Total from investment operations	3.31	2.24	0.26	2.91	2.82
Distributions from:
Net investment income	(0.29)	(0.23)	(0.22)	(0.15)	(0.08)
Net realized gain	(0.42)	(1.12)	(0.49)	(0.37)	—
Total distributions	(0.71)	(1.35)	(0.71)	(0.52)	(0.08)
Total increase (decrease) in net asset value	2.60	0.89	(0.45)	2.39	2.74
Net asset value, ending	$21.44	$18.84	$17.95	$18.40	$16.01
Total return (b)	18.04%	12.90%	1.24%	18.51%	21.34%
Ratios to average net assets: (c)
Total expenses	0.44%	0.49%	0.62%	0.65%	0.72%
Net expenses	0.29%	0.29%	0.46%	0.60%	0.60%
Net investment income	1.78%	1.70%	1.43%	1.14%	1.29%
Portfolio turnover	31%	27%	33%	8%	14%
Net assets, ending (in thousands)	$93,621	$45,865	$16,419	$6,151	$23,218

(a) Computed using average shares outstanding.
(b) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) was organized as a Maryland corporation on April 7, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert US Large-Cap Core Responsible Index Fund (formerly, Calvert U.S. Large Cap Core Responsible Index Fund) (the “Fund”). The Corporation is authorized to issue two billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index which measures the investment return of large-capitalization stocks.
As of September 30, 2017, the Fund offered four classes of shares. Effective October 3, 2017, the Fund began offering Class R6 shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market

36 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3*	TOTAL
Common Stocks	$947,440,143	**	$—	$—	$947,440,143
Rights	—		—	4,577	4,577
Time Deposit	—		3,723,931	—	3,723,931
Short Term Investment of Cash Collateral for Securities Loaned	1,350,597		—	—	1,350,597
TOTAL	$948,790,740		$3,723,931	$4,577	$952,519,248

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

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Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included in the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.15% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $1,303,329, of which $995,133 was paid to CRM and $308,196 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.54%, 1.29%, 0.19% and 0.29% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $1,005,217 and CIM waived or reimbursed expenses of $276,403.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived the administrative fee on Class I for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees of $796,106, of which $72,240 were waived and CIAS was paid administrative fees of $246,557, of which $20,598 were waived.

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As of December 31, 2016, the Fund has in effect new distribution plans for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and shareholders of the Fund. The Board approved an amended and restated distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class C shares and the consolidation of such Class C Plan into a Master Class C Plan (Class C Plan), effective March 7, 2017. Pursuant to the Class A Plan and Class C Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares and Class C shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.25% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $724,808 or 0.25% per annum of Class A’s average daily net assets, of which $525,258 was paid to EVD and $199,550 was paid to CID, and $482,605 or 1.00% per annum of Class C’s average daily net assets, of which $371,456 was paid to EVD and $111,149 was paid to CID.
The Fund was informed that EVD and CID received $71,896 and $23,730, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $23,050 and $16,967, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $41,382 and shareholder servicing fees paid to CIS were $12,039. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $10,429, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $295,992,232 and $266,732,417, respectively.

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The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$11,773,557	$9,474,108
Long-term capital gains	$18,077,764	$35,021,067
During the year ended September 30, 2017, accumulated undistributed net realized loss was increased by $1,213,335, accumulated undistributed net investment income was decreased by $1,915,258 and paid-in capital was increased by $3,128,593, due to the Fund’s use of equalization accounting and due to differences between book and tax accounting, primarily for foreign currency gain (loss) and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$11,836,446
Undistributed long-term capital gains	$7,620,401
Net unrealized appreciation (depreciation)	$216,459,279
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and return of capital distributions from securities.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$736,059,969
Gross unrealized appreciation	$226,235,581
Gross unrealized depreciation	(9,776,302)
Net unrealized appreciation (depreciation)	$216,459,279
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan was $1,309,145 and the total value of collateral received was $1,350,597.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,350,597	$—	$—	$—	$1,350,597
Total					$1,350,597
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $506,381 and 2.05%, respectively.

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NOTE F — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,803,838	$75,308,365	4,783,133	$85,897,207
Reinvestment of distributions	532,295	10,164,996	1,030,313	18,496,804
Shares redeemed	(8,979,714)	(177,590,640)	(3,863,305)	(69,013,166)
Net increase (decrease)	(4,643,581)	($92,117,279)	1,950,141	$35,380,845

Class C
Shares sold	645,389	$12,006,782	680,876	$11,524,763
Reinvestment of distributions	51,019	916,136	116,880	1,979,121
Shares redeemed	(612,405)	(11,500,268)	(482,079)	(8,204,429)
Net increase	84,003	$1,422,650	315,677	$5,299,455

Class I
Shares sold	10,362,382	$209,219,521	11,244,540	$209,014,931
Reinvestment of distributions	813,618	15,914,834	1,085,395	19,969,479
Shares redeemed	(6,434,731)	(128,692,384)	(2,398,888)	(44,010,855)
Net increase	4,741,269	$96,441,971	9,931,047	$184,973,555

Class Y
Shares sold	2,736,290	$54,691,471	1,898,937	$33,598,307
Reinvestment of distributions	78,679	1,504,827	82,513	1,485,355
Shares redeemed	(882,540)	(17,277,927)	(462,096)	(8,360,100)
Net increase	1,932,429	$38,918,371	1,519,354	$26,723,562
The Board approved the termination of the Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.
NOTE G — REGULATORY MATTERS
On May 2, 2017, the Securities and Exchange Commission (SEC) issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.
NOTE H — NAME CHANGE
Effective November 6, 2017, the name of Calvert US Large-Cap Core Responsible Index Fund was changed from Calvert U.S. Large Cap Core Responsible Index Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Core Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert US Large-Cap Core Responsible Index Fund (formerly, U.S. Large Cap Core Responsible Index Fund) (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert US Large-Cap Core Responsible Index Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

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FEDERAL TAX
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund designates approximately $17,317,821, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 98.76% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $27,134,642 or, if subsequently determined to be different, the net capital gain of such year.

44 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 45

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

46 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24187 9.30.17

Calvert US Large-Cap Growth Responsible Index Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Federal Tax Information
39	Management and Organization
41	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in early 2017.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
U.S. equities retreated again in August amid rising geopolitical tensions over the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. From a sector perspective, energy stocks delivered notable performance in the quarter as oil prices rose and refinery damage from Hurricane Harvey constricted supplies. The massive flood damage from the hurricane also helped boost auto sales, which rose in September after declining for much of 2017.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. The technology-laden NASDAQ Composite Index delivered a 23.68% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index, generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

The Calvert US Large-Cap Growth Responsible Index Fund (the Fund) uses a passive investment strategy to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index (the Index). This is accomplished by investing in all, or virtually all, of the stocks in the Index in approximately the same proportion. The Index is comprised of the largest stocks of mid- and large-cap companies domiciled in the United States, excluding real estate investment trusts, master limited partnerships, and similar types of securities that are selected based on their environmental, social and governance (ESG) profile that meets the Calvert Principles of Responsible Investing. The companies are scored and ranked for growth factors to determine placement and weight in the Index. The Index reconstitutes semi-annually and is rebalanced quarterly.
Fund Performance
For the fiscal year ending September 30, 2017, the Fund’s Class A shares at net asset value (NAV) had a total return of 18.76%. By comparison, the Fund’s primary benchmark, the Index, returned 19.45% during the period.
The Fund's underperformance versus its benchmark was due to Fund expenses and fees, which the Index does not incur.
Ten of the Fund's 11 economic sectors delivered positive returns for the 12-month period. The one sector that delivered a negative return was energy. Other weak-performing sectors included consumer staples and telecommunications services. The strongest performing sectors were information technology, financials and real estate.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Thomas C. Seto of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	18.76%	—%	9.47%
Class A with 4.75% Maximum Sales Charge	—	—	13.13	—	7.16
Class C at NAV	06/19/2015	06/19/2015	17.90	—	8.66
Class C with 1% Maximum Sales Charge	—	—	16.90	—	8.66
Class I at NAV	06/19/2015	06/19/2015	19.20	—	9.86
Class Y at NAV	06/19/2015	06/19/2015	19.07	—	9.73

Calvert US Large-Cap Growth Responsible Index	—	—	19.45%	—%	10.07%
Russell 1000® Growth Index	—	—	21.94	15.25	11.60

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.48%	4.08%	0.65%	1.15%
Net		0.57	1.32	0.22	0.32

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	6/19/2015	$12,089	N.A.
Class I	$100,000	6/19/2015	$123,979	N.A.
Class Y	$10,000	6/19/2015	$12,364	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Information Technology	35.2%	Apple, Inc.	6.6%
Health Care	17.3%	Alphabet, Inc., Class A	5.5%
Consumer Discretionary	16.2%	Facebook, Inc., Class A	4.1%
Industrials	11.6%	Amazon.com. Inc.	3.7%
Consumer Staples	7.1%	Microsoft Corp.	2.4%
Financials	6.0%	Visa, Inc., Class A	2.0%
Time Deposit	2.5%	Johnson & Johnson	1.9%
Materials	2.4%	3M Co.	1.9%
Utilities	0.8%	Home Depot, Inc. (The)	1.8%
Energy	0.5%	Amgen, Inc.	1.4%
Telecommunication Services	0.3%	Total	31.3%
Real Estate	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Calvert US Large-Cap Growth Responsible Index is comprised of mid and large capitalization U.S. stocks with growth characteristics that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Important Notice to Shareholders
Effective November 6, 2017, the name of Calvert US Large-Cap Growth Responsible Index Fund was changed from Calvert U.S. Large Cap Growth Responsible Index Fund.

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND’S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,098.80	$3.00**	0.57%
Class C	$1,000.00	$1,095.00	$6.93**	1.32%
Class I	$1,000.00	$1,100.90	$1.16**	0.22%
Class Y	$1,000.00	$1,100.00	$1.68**	0.32%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.21	$2.89**	0.57%
Class C	$1,000.00	$1,018.45	$6.68**	1.32%
Class I	$1,000.00	$1,023.97	$1.12**	0.22%
Class Y	$1,000.00	$1,023.46	$1.62**	0.32%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 100.0%
Aerospace & Defense - 0.4%
HEICO Corp.	461	41,402
Hexcel Corp.	417	23,944
Rockwell Collins, Inc.	1,218	159,205
		224,551

Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	394	29,983
Expeditors International of Washington, Inc.	788	47,170
United Parcel Service, Inc., Class B	3,275	393,295
		470,448

Airlines - 0.2%
Southwest Airlines Co.	2,273	127,243

Auto Components - 0.2%
Delphi Automotive plc	772	75,965
Gentex Corp.	635	12,573
		88,538

Automobiles - 0.5%
Tesla, Inc. *	646	220,350
Thor Industries, Inc.	223	28,078
		248,428

Banks - 0.8%
Bank of Hawaii Corp.	117	9,753
Bank of the Ozarks, Inc.	227	10,907
BOK Financial Corp.	133	11,848
Comerica, Inc.	463	35,308
Commerce Bancshares, Inc.	207	11,958
Cullen/Frost Bankers, Inc.	117	11,106
East West Bancorp, Inc.	216	12,912
First Citizens BancShares, Inc., Class A	18	6,730
First Republic Bank	508	53,066
Hancock Holding Co.	230	11,143
Home BancShares, Inc.	406	10,239
M&T Bank Corp.	294	47,346
Pinnacle Financial Partners, Inc.	168	11,248
Signature Bank *	191	24,456
SVB Financial Group *	288	53,882
Synovus Financial Corp.	259	11,930
Texas Capital Bancshares, Inc. *	183	15,701

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Webster Financial Corp.	222	11,666
Western Alliance Bancorp *	269	14,279
Wintrust Financial Corp.	147	11,512
		386,990

Beverages - 2.0%
Coca-Cola Co. (The)	9,245	416,117
Dr Pepper Snapple Group, Inc.	518	45,828
PepsiCo, Inc.	4,908	546,898
		1,008,843

Biotechnology - 5.9%
AbbVie, Inc.	3,313	294,393
ACADIA Pharmaceuticals, Inc. *	399	15,030
Alexion Pharmaceuticals, Inc. *	1,173	164,560
Alkermes plc *	841	42,756
Alnylam Pharmaceuticals, Inc. *	418	49,111
Amgen, Inc.	3,842	716,341
Biogen, Inc. *	1,124	351,947
BioMarin Pharmaceutical, Inc. *	890	82,832
Bioverativ, Inc. *	624	35,612
Bluebird Bio, Inc. *	103	14,147
Celgene Corp. *	4,118	600,487
Exelixis, Inc. *	1,299	31,475
Incyte Corp. *	898	104,833
Intercept Pharmaceuticals, Inc. *	107	6,210
Ionis Pharmaceuticals, Inc. *	651	33,006
Kite Pharma, Inc. *	283	50,886
Regeneron Pharmaceuticals, Inc. *	413	184,661
Seattle Genetics, Inc. *	276	15,017
TESARO, Inc. *	219	28,273
United Therapeutics Corp. *	247	28,946
Vertex Pharmaceuticals, Inc. *	1,330	202,213
		3,052,736

Building Products - 0.4%
Allegion plc	724	62,605
Fortune Brands Home & Security, Inc.	740	49,750
Masco Corp.	1,606	62,650
Owens Corning	215	16,630
USG Corp. *	480	15,672
		207,307

Capital Markets - 3.6%
Affiliated Managers Group, Inc.	307	58,278
Ameriprise Financial, Inc.	442	65,642
BlackRock, Inc.	668	298,656

8 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
CBOE Holdings, Inc.	381	41,007
Charles Schwab Corp. (The)	3,815	166,868
CME Group, Inc.	649	88,056
E*Trade Financial Corp. *	355	15,482
Evercore, Inc., Class A	169	13,562
Goldman Sachs Group, Inc. (The)	1,231	291,981
Intercontinental Exchange, Inc.	1,479	101,607
MarketAxess Holdings, Inc.	192	35,426
Moody's Corp.	908	126,403
Morningstar, Inc.	90	7,649
MSCI, Inc.	496	57,983
Nasdaq, Inc.	279	21,642
Northern Trust Corp.	463	42,564
Raymond James Financial, Inc.	313	26,395
S&P Global, Inc.	1,372	214,457
SEI Investments Co.	656	40,055
State Street Corp.	582	55,604
T. Rowe Price Group, Inc.	494	44,781
TD Ameritrade Holding Corp.	581	28,353
Thomson Reuters Corp.	715	32,804
		1,875,255

Chemicals - 1.8%
Air Products & Chemicals, Inc.	784	118,557
Axalta Coating Systems Ltd. *	930	26,896
Ecolab, Inc.	1,502	193,172
International Flavors & Fragrances, Inc.	428	61,165
PPG Industries, Inc.	864	93,882
Praxair, Inc.	1,131	158,046
Sensient Technologies Corp.	152	11,692
Sherwin-Williams Co. (The)	678	242,751
		906,161

Commercial Services & Supplies - 0.9%
Cintas Corp.	645	93,061
Clean Harbors, Inc. *	428	24,268
Copart, Inc. *	1,578	54,236
Deluxe Corp.	180	13,133
Healthcare Services Group, Inc.	538	29,036
KAR Auction Services, Inc.	557	26,591
MSA Safety, Inc.	148	11,767
Republic Services, Inc.	800	52,848
UniFirst Corp.	79	11,968
Waste Management, Inc.	1,627	127,345
		444,253

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Communications Equipment - 0.6%
Arista Networks, Inc. *	202	38,301
ARRIS International plc *	562	16,011
Brocade Communications Systems, Inc.	898	10,731
Ciena Corp. *	586	12,875
CommScope Holding Co., Inc. *	835	27,730
F5 Networks, Inc. *	261	31,466
Finisar Corp. *	494	10,952
Harris Corp.	203	26,731
Juniper Networks, Inc.	709	19,732
Lumentum Holdings, Inc. *	243	13,207
Motorola Solutions, Inc.	703	59,664
NetScout Systems, Inc. *	258	8,346
Palo Alto Networks, Inc. *	381	54,902
		330,648

Construction & Engineering - 0.1%
Dycom Industries, Inc. *	226	19,409
EMCOR Group, Inc.	194	13,460
Quanta Services, Inc. *	438	16,368
Valmont Industries, Inc.	75	11,857
		61,094

Consumer Finance - 0.0% (a)
Credit Acceptance Corp. *	64	17,931

Containers & Packaging - 0.5%
AptarGroup, Inc.	318	27,446
Avery Dennison Corp.	425	41,794
Ball Corp.	1,536	63,437
Berry Global Group, Inc. *	1,109	62,825
Crown Holdings, Inc. *	443	26,456
Sealed Air Corp.	565	24,137
		246,095

Distributors - 0.1%
Genuine Parts Co.	210	20,087
LKQ Corp. *	692	24,905
Pool Corp.	184	19,903
		64,895

Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. *	241	20,776
Grand Canyon Education, Inc. *	241	21,888
Service Corp. International	350	12,075
ServiceMaster Global Holdings, Inc. *	367	17,150
		71,889

10 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. *	700	37,303
Zayo Group Holdings, Inc. *	659	22,683
		59,986

Electrical Equipment - 0.6%
Acuity Brands, Inc.	301	51,555
AMETEK, Inc.	1,136	75,021
EnerSys	142	9,822
Hubbell, Inc.	179	20,768
Rockwell Automation, Inc.	628	111,916
Sensata Technologies Holding NV *	800	38,456
		307,538

Electronic Equipment, Instruments & Components - 0.7%
CDW Corp.	310	20,460
Coherent, Inc. *	105	24,693
Corning, Inc.	1,740	52,061
Dolby Laboratories, Inc., Class A	308	17,716
FLIR Systems, Inc.	328	12,762
IPG Photonics Corp. *	179	33,126
Keysight Technologies, Inc. *	461	19,205
National Instruments Corp.	251	10,585
SYNNEX Corp.	91	11,512
TE Connectivity Ltd.	935	77,661
Trimble, Inc. *	946	37,131
Universal Display Corp.	206	26,543
Zebra Technologies Corp., Class A *	239	25,951
		369,406

Energy Equipment & Services - 0.5%
Baker Hughes a GE Co.	4,976	182,221
Core Laboratories NV	448	44,218
US Silica Holdings, Inc.	1,514	47,040
		273,479

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,282	210,620
CVS Health Corp.	2,219	180,449
PriceSmart, Inc.	111	9,907
Sprouts Farmers Market, Inc. *	709	13,308
Sysco Corp.	1,534	82,759
Walgreens Boots Alliance, Inc.	3,018	233,050
		730,093

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Food Products - 1.3%
Blue Buffalo Pet Products, Inc. *	586	16,613
Campbell Soup Co.	322	15,076
Hain Celestial Group, Inc. (The) *	260	10,699
Hershey Co. (The)	925	100,982
Hormel Foods Corp.	580	18,641
Ingredion, Inc.	230	27,747
J. M. Smucker Co. (The)	353	37,040
Kraft Heinz Co. (The)	1,750	135,713
Lamb Weston Holdings, Inc.	588	27,571
Lancaster Colony Corp.	96	11,532
McCormick & Co., Inc.	541	55,528
Mondelez International, Inc., Class A	3,634	147,758
Pinnacle Foods, Inc.	410	23,440
Post Holdings, Inc. *	465	41,046
TreeHouse Foods, Inc. *	157	10,634
		680,020

Gas Utilities - 0.2%
ONE Gas, Inc.	261	19,220
Southwest Gas Holdings, Inc.	216	16,766
UGI Corp.	681	31,912
WGL Holdings, Inc.	181	15,240
		83,138

Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	3,408	181,851
ABIOMED, Inc. *	216	36,418
Alere, Inc. *	342	17,438
Align Technology, Inc. *	400	74,508
Becton Dickinson and Co.	1,211	237,295
Boston Scientific Corp. *	4,752	138,616
Cantel Medical Corp.	207	19,493
Cooper Cos., Inc. (The)	273	64,731
Danaher Corp.	1,056	90,584
DENTSPLY SIRONA, Inc.	409	24,462
DexCom, Inc. *	381	18,640
Edwards Lifesciences Corp. *	1,110	121,334
Globus Medical, Inc., Class A *	347	10,313
Hill-Rom Holdings, Inc.	146	10,804
Hologic, Inc. *	1,381	50,669
ICU Medical, Inc. *	67	12,452
IDEXX Laboratories, Inc. *	490	76,190
Masimo Corp. *	269	23,285
NuVasive, Inc. *	215	11,924
ResMed, Inc.	495	38,095
STERIS plc	184	16,266

12 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Teleflex, Inc.	250	60,492
Varian Medical Systems, Inc. *	327	32,720
West Pharmaceutical Services, Inc.	395	38,023
		1,406,603

Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc. *	258	12,322
AmerisourceBergen Corp.	424	35,086
Anthem, Inc.	1,382	262,414
Centene Corp. *	547	52,933
Chemed Corp.	83	16,770
DaVita, Inc. *	344	20,430
HCA Healthcare, Inc. *	1,543	122,807
HealthSouth Corp.	232	10,753
Henry Schein, Inc. *	864	70,839
Humana, Inc.	772	188,082
Laboratory Corp. of America Holdings *	554	83,638
McKesson Corp.	364	55,914
Mednax, Inc. *	246	10,608
Molina Healthcare, Inc. *	222	15,265
Premier, Inc., Class A *	536	17,458
Quest Diagnostics, Inc.	357	33,430
WellCare Health Plans, Inc. *	238	40,874
		1,049,623

Health Care Technology - 0.4%
athenahealth, Inc. *	196	24,374
Cerner Corp. *	1,668	118,962
Cotiviti Holdings, Inc. *	301	10,830
Medidata Solutions, Inc. *	294	22,950
Veeva Systems, Inc., Class A *	659	37,174
		214,290

Hotels, Restaurants & Leisure - 2.2%
Buffalo Wild Wings, Inc. *	102	10,781
Chipotle Mexican Grill, Inc. *	126	38,787
Choice Hotels International, Inc.	199	12,716
Cracker Barrel Old Country Store, Inc.	62	9,400
Darden Restaurants, Inc.	556	43,802
Domino's Pizza, Inc.	241	47,851
Dunkin' Brands Group, Inc.	355	18,843
Hilton Worldwide Holdings, Inc.	383	26,599
Hyatt Hotels Corp., Class A *	325	20,082
ILG, Inc.	405	10,826
Jack in the Box, Inc.	129	13,148
Marriott International, Inc., Class A	1,538	169,580
Marriott Vacations Worldwide Corp.	121	15,068

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Papa John's International, Inc.	145	10,595
Royal Caribbean Cruises Ltd.	847	100,403
Six Flags Entertainment Corp.	209	12,737
Starbucks Corp.	7,175	385,369
Texas Roadhouse, Inc.	231	11,351
Vail Resorts, Inc.	206	46,993
Wendy's Co. (The)	708	10,995
Wyndham Worldwide Corp.	271	28,566
Yum China Holdings, Inc. *	1,038	41,489
Yum! Brands, Inc.	893	65,734
		1,151,715

Household Durables - 0.4%
Helen of Troy Ltd. *	129	12,500
Leggett & Platt, Inc.	369	17,612
Lennar Corp., Class A	283	14,943
Mohawk Industries, Inc. *	311	76,976
Newell Brands, Inc.	861	36,739
Tempur Sealy International, Inc. *	216	13,936
Whirlpool Corp.	118	21,764
		194,470

Household Products - 2.3%
Church & Dwight Co., Inc.	1,081	52,374
Clorox Co. (The)	502	66,219
Colgate-Palmolive Co.	3,837	279,526
Kimberly-Clark Corp.	1,199	141,098
Procter & Gamble Co. (The)	6,952	632,493
		1,171,710

Independent Power and Renewable Electricity Producers - 0.0% (a)
Ormat Technologies, Inc.	186	11,355

Industrial Conglomerates - 3.3%
3M Co.	4,643	974,565
Carlisle Cos., Inc.	234	23,468
General Electric Co.	21,112	510,488
Roper Technologies, Inc.	772	187,905
		1,696,426

Insurance - 1.7%
Alleghany Corp. *	19	10,526
Allstate Corp. (The)	1,223	112,406
American Financial Group, Inc.	111	11,483
American International Group, Inc.	2,021	124,069
Aon plc	1,385	202,348
Arch Capital Group Ltd. *	304	29,944

14 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Arthur J. Gallagher & Co.	356	21,912
Brown & Brown, Inc.	256	12,337
Enstar Group Ltd. *	57	12,674
Marsh & McLennan Cos., Inc.	1,758	147,338
Primerica, Inc.	174	14,190
Progressive Corp. (The)	1,252	60,622
Reinsurance Group of America, Inc.	139	19,395
RenaissanceRe Holdings Ltd.	92	12,433
Torchmark Corp.	147	11,773
White Mountains Insurance Group Ltd.	23	19,711
Willis Towers Watson plc	336	51,821
XL Group Ltd.	474	18,699
		893,681

Internet & Direct Marketing Retail - 5.5%
Amazon.com, Inc. *	1,964	1,888,092
Expedia, Inc.	624	89,819
Netflix, Inc. *	2,142	388,452
Priceline Group, Inc. (The) *	243	444,889
TripAdvisor, Inc. *	412	16,698
Wayfair, Inc., Class A *	351	23,657
		2,851,607

Internet Software & Services - 10.5%
Akamai Technologies, Inc. *	512	24,945
Alphabet, Inc., Class A *	2,936	2,858,842
CoStar Group, Inc. *	146	39,165
eBay, Inc. *	4,304	165,532
Facebook, Inc., Class A *	12,405	2,119,642
GrubHub, Inc. *	349	18,378
IAC/InterActiveCorp *	324	38,096
j2 Global, Inc.	171	12,633
LogMeIn, Inc.	239	26,302
Twitter, Inc. *	2,599	43,845
VeriSign, Inc. *	377	40,109
Zillow Group, Inc., Class C *	749	30,117
		5,417,606

IT Services - 6.9%
Accenture plc, Class A	2,751	371,578
Alliance Data Systems Corp.	214	47,412
Amdocs Ltd.	306	19,682
Automatic Data Processing, Inc.	1,247	136,322
Black Knight Financial Services, Inc., Class A *	261	11,236
Booz Allen Hamilton Holding Corp.	355	13,273
Broadridge Financial Solutions, Inc.	362	29,257
CACI International, Inc., Class A *	90	12,541

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cognizant Technology Solutions Corp., Class A	2,555	185,340
Conduent, Inc. *	725	11,361
CoreLogic, Inc. *	265	12,248
CSRA, Inc.	353	11,391
DST Systems, Inc.	204	11,196
DXC Technology Co.	1,219	104,688
EPAM Systems, Inc. *	230	20,224
Euronet Worldwide, Inc. *	216	20,475
Fidelity National Information Services, Inc.	843	78,728
First Data Corp., Class A *	1,525	27,511
Fiserv, Inc. *	887	114,387
FleetCor Technologies, Inc. *	371	57,420
Gartner, Inc. *	346	43,046
Genpact Ltd.	418	12,017
Jack Henry & Associates, Inc.	289	29,706
MasterCard, Inc., Class A	4,044	571,013
MAXIMUS, Inc.	318	20,511
Paychex, Inc.	805	48,268
PayPal Holdings, Inc. *	4,843	310,097
Sabre Corp.	462	8,362
Science Applications International Corp.	168	11,231
Square, Inc., Class A *	1,490	42,927
Total System Services, Inc.	734	48,077
Vantiv, Inc., Class A *	877	61,802
Visa, Inc., Class A	9,755	1,026,616
WEX, Inc. *	128	14,364
		3,544,307

Leisure Products - 0.1%
Hasbro, Inc.	393	38,384

Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	1,055	67,731
Bio-Rad Laboratories, Inc., Class A *	107	23,778
Bio-Techne Corp.	140	16,925
Bruker Corp.	358	10,650
Charles River Laboratories International, Inc. *	276	29,813
Illumina, Inc. *	778	154,978
INC Research Holdings, Inc., Class A *	295	15,428
Mettler-Toledo International, Inc. *	135	84,532
PAREXEL International Corp. *	228	20,082
PerkinElmer, Inc.	330	22,760
PRA Health Sciences, Inc. *	235	17,900
Quintiles IMS Holdings, Inc. *	299	28,426

16 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Thermo Fisher Scientific, Inc.	2,121	401,293
VWR Corp. *	224	7,417
Waters Corp. *	413	74,142
		975,855

Machinery - 3.1%
Allison Transmission Holdings, Inc.	710	26,646
Barnes Group, Inc.	192	13,525
Crane Co.	138	11,039
Cummins, Inc.	740	124,342
Donaldson Co., Inc.	544	24,991
Dover Corp.	554	50,630
Fortive Corp.	2,358	166,923
Graco, Inc.	304	37,602
IDEX Corp.	401	48,710
Illinois Tool Works, Inc.	2,400	355,104
Ingersoll-Rand plc	1,272	113,424
Lincoln Electric Holdings, Inc.	279	25,579
Middleby Corp. (The) *	424	54,344
Nordson Corp.	360	42,660
Parker-Hannifin Corp.	697	121,989
Snap-on, Inc.	407	60,647
Stanley Black & Decker, Inc.	755	113,982
Timken Co. (The)	248	12,040
Toro Co. (The)	768	47,662
WABCO Holdings, Inc. *	217	32,116
Wabtec Corp. (b)	308	23,331
Woodward, Inc.	264	20,489
Xylem, Inc.	843	52,797
		1,580,572

Media - 2.7%
Cable One, Inc.	26	18,775
CBS Corp., Class B	974	56,492
Comcast Corp., Class A	11,752	452,217
Discovery Communications, Inc., Class A *	629	13,391
DISH Network Corp., Class A *	1,028	55,748
Interpublic Group of Cos., Inc. (The)	626	13,015
Liberty Broadband Corp., Class C *	403	38,406
Live Nation Entertainment, Inc. *	581	25,303
Madison Square Garden Co. (The), Class A *	73	15,629
Omnicom Group, Inc.	360	26,665
Sirius XM Holdings, Inc.	7,296	40,274
Time Warner, Inc.	1,933	198,036
Walt Disney Co. (The)	4,246	418,528
		1,372,479

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Metals & Mining - 0.2%
Nucor Corp.	1,870	104,795
Steel Dynamics, Inc.	686	23,646
		128,441

Multi-Utilities - 0.4%
CMS Energy Corp.	1,058	49,006
Sempra Energy	1,243	141,864
		190,870

Multiline Retail - 0.1%
Dollar General Corp.	752	60,950

Personal Products - 0.3%
Estee Lauder Cos., Inc. (The), Class A	1,649	177,828

Pharmaceuticals - 4.8%
Akorn, Inc. *	440	14,604
Allergan plc	1,773	363,376
Bristol-Myers Squibb Co.	4,484	285,810
Catalent, Inc. *	623	24,870
Eli Lilly & Co.	2,247	192,208
Jazz Pharmaceuticals plc *	306	44,753
Johnson & Johnson	7,587	986,386
Medicines Co. (The) *	283	10,482
Merck & Co., Inc.	5,566	356,391
Nektar Therapeutics *	487	11,688
Prestige Brands Holdings, Inc. *	193	9,667
Zoetis, Inc.	2,615	166,733
		2,466,968

Professional Services - 0.4%
Nielsen Holdings plc	918	38,051
Robert Half International, Inc.	523	26,328
TransUnion *	1,178	55,672
Verisk Analytics, Inc. *	1,107	92,091
		212,142

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	1,018	38,562
Jones Lang LaSalle, Inc.	102	12,597
		51,159

Road & Rail - 1.2%
AMERCO	28	10,497
Kansas City Southern	379	41,190

18 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Landstar System, Inc.	331	32,984
Norfolk Southern Corp.	1,032	136,472
Union Pacific Corp.	3,287	381,193
		602,336

Semiconductors & Semiconductor Equipment - 3.9%
Advanced Energy Industries, Inc. *	143	11,549
Advanced Micro Devices, Inc. *	2,004	25,551
Analog Devices, Inc.	1,030	88,755
Applied Materials, Inc.	4,579	238,520
Cavium, Inc. *	263	17,342
Cirrus Logic, Inc. *	324	17,276
Cree, Inc. *	183	5,159
Cypress Semiconductor Corp.	934	14,029
Entegris, Inc. *	472	13,617
Integrated Device Technology, Inc. *	485	12,891
KLA-Tencor Corp.	634	67,204
Lam Research Corp.	726	134,339
Marvell Technology Group Ltd.	807	14,445
Maxim Integrated Products, Inc.	788	37,595
Microchip Technology, Inc.	984	88,344
Micron Technology, Inc. *	4,797	188,666
NVIDIA Corp.	2,549	455,685
ON Semiconductor Corp. *	798	14,739
Silicon Laboratories, Inc. *	148	11,825
Skyworks Solutions, Inc.	771	78,565
Teradyne, Inc.	350	13,051
Texas Instruments, Inc.	4,271	382,852
Versum Materials, Inc.	480	18,634
Xilinx, Inc.	644	45,615
		1,996,248

Software - 6.7%
Adobe Systems, Inc. *	2,133	318,201
ANSYS, Inc. *	366	44,919
Aspen Technology, Inc. *	311	19,534
Atlassian Corp. plc, Class A *	850	29,878
Autodesk, Inc. *	405	45,465
Blackbaud, Inc.	229	20,106
CDK Global, Inc.	459	28,958
Citrix Systems, Inc. *	582	44,709
Electronic Arts, Inc. *	1,329	156,902
Ellie Mae, Inc. *	144	11,827
Fair Isaac Corp.	117	16,439
Fortinet, Inc. *	678	24,300
Guidewire Software, Inc. *	328	25,538
Intuit, Inc.	1,049	149,105

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Manhattan Associates, Inc. *	361	15,007
Microsoft Corp.	16,925	1,260,743
Oracle Corp.	5,950	287,682
Paycom Software, Inc. *	167	12,518
Proofpoint, Inc. *	191	16,659
PTC, Inc. *	389	21,893
Red Hat, Inc. *	762	84,475
Salesforce.com, Inc. *	2,940	274,655
ServiceNow, Inc. *	713	83,799
Splunk, Inc. *	556	36,935
Symantec Corp.	1,432	46,984
Synopsys, Inc. *	636	51,217
Tableau Software, Inc., Class A *	350	26,212
Take-Two Interactive Software, Inc. *	473	48,355
Ultimate Software Group, Inc. (The) *	117	22,183
VMware, Inc., Class A *(b)	1,239	135,286
Workday, Inc., Class A *	913	96,221
		3,456,705

Specialty Retail - 3.7%
Advance Auto Parts, Inc.	111	11,011
AutoZone, Inc. *	141	83,910
Burlington Stores, Inc. *	339	32,361
CarMax, Inc. *	491	37,223
Foot Locker, Inc.	289	10,179
Home Depot, Inc. (The)	5,808	949,956
Lowe's Cos., Inc.	4,166	333,030
Michaels Cos., Inc. (The) *	491	10,542
O'Reilly Automotive, Inc. *	429	92,394
Ross Stores, Inc.	1,879	121,327
Tiffany & Co.	206	18,907
TJX Cos., Inc. (The)	2,135	157,413
Tractor Supply Co.	266	16,835
Ulta Salon, Cosmetics & Fragrance, Inc. *	277	62,619
		1,937,707

Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	22,060	3,399,887
NCR Corp. *	289	10,843
NetApp, Inc.	600	26,256
Western Digital Corp.	1,264	109,210
		3,546,196

Textiles, Apparel & Luxury Goods - 1.0%
Carter's, Inc.	154	15,207
Columbia Sportswear Co.	151	9,299
lululemon athletica, Inc. *	476	29,631

20 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
NIKE, Inc., Class B	8,104	420,192
Skechers U.S.A., Inc., Class A *	366	9,183
Under Armour, Inc., Class A *	1,022	16,843
		500,355

Thrifts & Mortgage Finance - 0.0% (a)
Essent Group Ltd. *	310	12,555
TFS Financial Corp.	711	11,468
		24,023

Trading Companies & Distributors - 0.4%
Beacon Roofing Supply, Inc. *	252	12,915
Fastenal Co.	1,073	48,907
HD Supply Holdings, Inc. *	1,064	38,379
MSC Industrial Direct Co., Inc., Class A	230	17,381
United Rentals, Inc. *	615	85,325
Univar, Inc. *	220	6,365
		209,272

Transportation Infrastructure - 0.0% (a)
Macquarie Infrastructure Corp.	298	21,510

Water Utilities - 0.2%
American Water Works Co., Inc.	1,031	83,418
Aqua America, Inc.	913	30,303
		113,721

Wireless Telecommunication Services - 0.2%
Sprint Corp. *	1,629	12,673
T-Mobile US, Inc. *	1,342	82,748
		95,421

Total Common Stocks (Cost $41,263,816)		51,699,500

RIGHTS - 0.0% (a)
Biotechnology - 0.0% (a)
Dyax Corp. CVR, Exp. 12/31/19*(c)(d)	565	627

Total Rights (Cost $627)		627

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	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 2.6%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	1,348,009	1,348,009

Total Time Deposit (Cost $1,348,009)		1,348,009

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	148,440	148,440

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $148,440)		148,440

TOTAL INVESTMENTS (Cost $42,760,892) - 102.9%		53,196,576
Other assets and liabilities, net - (2.9%)		(1,491,301)
NET ASSETS - 100.0%		51,705,275

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Amount is less than 0.05%.
(b) Security, or portion of security, is on loan. Total value of securities on loan is $145,321 as of September 30, 2017.
(c) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(d) Restricted security, acquired on January 25, 2016 with an acquisition cost of $627. Total market value of the restricted security amounts to $627, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.

Abbreviations:
CVR:	Contingent Value Rights

See notes to financial statements.

22 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $42,760,892) - including $145,321 of securities on loan	$53,196,576
Cash	218
Receivable for investments sold	129,819
Receivable for capital shares sold	102,459
Dividends and interest receivable	28,494
Securities lending income receivable	62
Receivable from affiliates	17,019
Directors' deferred compensation plan	27,449
Total assets	53,502,096

LIABILITIES
Payable for capital shares redeemed	8,738
Deposits for securities loaned	148,440
Demand note payable	1,544,683
Payable to affiliates:
Investment advisory fee	6,690
Distribution and service fees	2,591
Sub-transfer agency fee	256
Directors' deferred compensation plan	27,449
Accrued expenses	57,974
Total liabilities	1,796,821
NET ASSETS	$51,705,275

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$40,662,492
Accumulated undistributed net investment income	347,835
Accumulated undistributed net realized gain	259,264
Net unrealized appreciation (depreciation)	10,435,684
Total	$51,705,275

NET ASSET VALUE PER SHARE
Class A (based on net assets of $6,213,802 and 255,192 shares outstanding)	$24.35
Class C (based on net assets of $1,308,793 and 54,301 shares outstanding)	$24.10
Class I (based on net assets of $40,820,677 and 1,669,854 shares outstanding)	$24.45
Class Y (based on net assets of $3,362,003 and 137,722 shares outstanding)	$24.41

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$25.56
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $288)	$737,610
Interest income	484
Securities lending income, net	4,516
Total investment income	742,610

EXPENSES
Investment advisory fee	75,143
Administrative fee	60,115
Distribution and service fees:
Class A	13,332
Class C	9,435
Directors' fees and expenses	3,930
Custodian fees	47,007
Transfer agency fees and expenses:
Class A	26,398
Class C	2,557
Class I	2,411
Class Y	2,091
Accounting fees	22,891
Professional fees	23,421
Registration fees:
Class A	13,852
Class C	13,254
Class I	19,286
Class Y	13,731
Reports to shareholders	7,469
Miscellaneous	24,493
Total expenses	380,816
Waiver and/or reimbursement of expenses by affiliates	(237,075)
Reimbursement of expenses-other	(674)
Net expenses	143,067
Net investment income (loss)	599,543

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	962,045
Foreign currency transactions	5
962,050

Net change in unrealized appreciation (depreciation) on investment securities - unaffiliated issuers	7,203,810

Net realized and unrealized gain (loss)	8,165,860

Net increase (decrease) in net assets resulting from operations	$8,765,403
See notes to financial statements.

24 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$599,543	$448,915
Net realized gain (loss)	962,050	(558,575)
Net change in unrealized appreciation (depreciation)	7,203,810	3,674,381
Net increase (decrease) in net assets resulting from operations	8,765,403	3,564,721

Distributions to shareholders from:
Net investment income:
Class A shares	(37,111)	(6,546)
Class C shares	(731)	(1,085)
Class I shares	(422,097)	(106,654)
Class Y shares	(25,744)	(5,032)
Net realized gain:
Class A shares	—	(298)
Class C shares	—	(19)
Class I shares	—	(3,812)
Class Y shares	—	(189)
Total distributions to shareholders	(485,683)	(123,635)

Capital share transactions:
Class A shares	975,904	2,008,853
Class C shares	431,146	540,103
Class I shares	(4,700,836)	33,769,103
Class Y shares	834,816	314,917
Net increase (decrease) in net assets from capital share transactions	(2,458,970)	36,632,976

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,820,750	40,074,062

NET ASSETS
Beginning of year	45,884,525	5,810,463
End of year (including accumulated undistributed net investment income of $347,835 and $339,567, respectively)	$51,705,275	$45,884,525
See notes to financial statements.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS A SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.66	$18.55		$20.00
Income from investment operations:
Net investment income (b)	0.21	0.15		0.03
Net realized and unrealized gain (loss)	3.64	2.00		(1.48)
Total from investment operations	3.85	2.15		(1.45)
Distributions from:
Net investment income	(0.16)	(0.04)		—
Net realized gain	—	—	(c)	—
Total distributions	(0.16)	(0.04)		—
Total increase (decrease) in net asset value	3.69	2.11		(1.45)
Net asset value, ending	$24.35	$20.66		$18.55
Total return (d)	18.76%	11.63%		(7.25%)
Ratios to average net assets: (e)
Total expenses	1.53%	1.45%		7.70%	(f)
Net expenses	0.57%	0.57%		0.57%	(f)
Net investment income	0.92%	0.77%		0.60%	(f)
Portfolio turnover	75%	43%		3%
Net assets, ending (in thousands)	$6,214	$4,403		$2,100

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

26 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS C SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.46	$18.51		$20.00
Income from investment operations:
Net investment income (loss) (b)	0.04	—	(c)	(0.01)
Net realized and unrealized gain (loss)	3.62	1.99		(1.48)
Total from investment operations	3.66	1.99		(1.49)
Distributions from:
Net investment income	(0.02)	(0.04)		—
Net realized gain	—	—	(c)	—
Total distributions	(0.02)	(0.04)		—
Total increase (decrease) in net asset value	3.64	1.95		(1.49)
Net asset value, ending	$24.10	$20.46		$18.51
Total return (d)	17.90%	10.79%		(7.45%)
Ratios to average net assets: (e)
Total expenses	3.20%	4.06%		67.14%	(f)
Net expenses	1.32%	1.32%		1.32%	(f)
Net investment income (loss)	0.16%	0.02%		(0.17%)	(f)
Portfolio turnover	75%	43%		3%
Net assets, ending (in thousands)	$1,309	$718		$145

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.74	$18.57		$20.00
Income from investment operations:
Net investment income (b)	0.28	0.22		0.05
Net realized and unrealized gain (loss)	3.66	2.01		(1.48)
Total from investment operations	3.94	2.23		(1.43)
Distributions from:
Net investment income	(0.23)	(0.06)		—
Net realized gain	—	—	(c)	—
Total distributions	(0.23)	(0.06)		—
Total increase (decrease) in net asset value	3.71	2.17		(1.43)
Net asset value, ending	$24.45	$20.74		$18.57
Total return (d)	19.20%	12.02%		(7.15%)
Ratios to average net assets: (e)
Total expenses	0.58%	0.61%		7.16%	(f)
Net expenses	0.22%	0.22%		0.22%	(f)
Net investment income	1.26%	1.12%		0.95%	(f)
Portfolio turnover	75%	43%		3%
Net assets, ending (in thousands)	$40,821	$38,646		$1,964

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

28 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS Y SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.71	$18.56		$20.00
Income from investment operations:
Net investment income (b)	0.26	0.20		0.05
Net realized and unrealized gain (loss)	3.65	2.00		(1.49)
Total from investment operations	3.91	2.20		(1.44)
Distributions from:
Net investment income	(0.21)	(0.05)		—
Net realized gain	—	—	(c)	—
Total distributions	(0.21)	(0.05)		—
Total increase (decrease) in net asset value	3.70	2.15		(1.44)
Net asset value, ending	$24.41	$20.71		$18.56
Total return (d)	19.07%	11.89%		(7.20%)
Ratios to average net assets: (e)
Total expenses	1.16%	1.11%		9.87%	(f)
Net expenses	0.32%	0.32%		0.32%	(f)
Net investment income	1.16%	1.02%		0.90%	(f)
Portfolio turnover	75%	43%		3%
Net assets, ending (in thousands)	$3,362	$2,117		$1,601

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) was organized as a Maryland corporation on April 7, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert US Large-Cap Growth Responsible Index Fund (formerly, Calvert U.S. Large Cap Growth Responsible Index Fund) (the “Fund”). The Corporation is authorized to issue two billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:

30 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3*	TOTAL
Common Stocks	$51,699,500	**	$—	$—	$51,699,500
Rights	—		—	627	627
Time Deposit	—		1,348,009	—	1,348,009
Short Term Investment of Cash Collateral for Securities Loaned	148,440		—	—	148,440
TOTAL	$51,847,940		$1,348,009	$627	$53,196,576

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.

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Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included in the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.15% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $75,143, of which $58,244 was paid to CRM and $16,899 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.57%, 1.32%, 0.22% and 0.32% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $138,759 and CIM waived or reimbursed expenses of $38,201.

32 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive the administrative fee through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived the administrative fee for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees of $46,595, all of which were waived and CIAS was paid administrative fees of $13,520, all of which were waived.
As of December 31, 2016, the Fund has in effect new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and shareholders of the Fund. Pursuant to the Class A Plan and Class C Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares and Class C shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $13,332 or 0.25% per annum of Class A’s average daily net assets, of which $10,536 was paid to EVD and $2,796 was paid to CID, and $9,435 or 1.00% per annum of Class C’s average daily net assets, of which $7,611 was paid to EVD and $1,824 was paid to CID.
The Fund was informed that EVD and CID received $6,997 and $915, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $1,325 and $1,220, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $1,984 and shareholder servicing fees paid to CIS were $295. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $674, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $37,593,507 and $39,679,468, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$485,683	$123,635
During the year ended September 30, 2017, accumulated undistributed net realized gain was decreased by $140,740, accumulated undistributed net investment income was decreased by $105,592 and paid-in capital was increased by $246,332 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss) and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$774,178
Undistributed long-term capital gains	$184,595
Net unrealized appreciation (depreciation)	$10,084,010
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and return of capital distributions from securities.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$43,112,566
Gross unrealized appreciation	$10,629,127
Gross unrealized depreciation	(545,117)
Net unrealized appreciation (depreciation)	$10,084,010
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

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At September 30, 2017, the total value of securities on loan was $145,321 and the total value of collateral received was $148,440.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$148,440	$—	$—	$—	$148,440
Total					$148,440
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2017, the Fund had a balance outstanding pursuant to this line of credit of $1,544,683 at an interest rate of 2.48%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2017. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $54,702 and 2.44%, respectively.

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NOTE F — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	232,814	$5,276,796	124,446	$2,490,252
Reinvestment of distributions	1,696	35,153	333	6,695
Shares redeemed	(192,452)	(4,336,045)	(24,844)	(488,094)
Net increase	42,058	$975,904	99,935	$2,008,853

Class C
Shares sold	27,569	$610,708	28,006	$554,462
Reinvestment of distributions	25	520	30	601
Shares redeemed	(8,390)	(180,082)	(756)	(14,960)
Net increase	19,204	$431,146	27,280	$540,103

Class I
Shares sold	627,565	$13,840,045	1,951,349	$37,585,244
Reinvestment of distributions	20,284	421,090	5,491	110,466
Shares redeemed	(841,420)	(18,961,971)	(199,205)	(3,926,607)
Net increase (decrease)	(193,571)	($4,700,836)	1,757,635	$33,769,103

Class Y
Shares sold	104,325	$2,336,543	21,008	$415,536
Reinvestment of distributions	1,241	25,744	260	5,221
Shares redeemed	(70,065)	(1,527,471)	(5,311)	(105,840)
Net increase	35,501	$834,816	15,957	$314,917
At September 30, 2017, Calvert Aggressive Allocation Fund, Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund owned in the aggregate 76.7% of the value of the outstanding shares of the Fund.
The Board approved the termination of the Fund’s Class C and Class Y shares. Effective December 8, 2017, Class C shares of the Fund will convert to Class A shares and Class Y shares will convert to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares will be terminated.
NOTE G — NAME CHANGE
Effective November 6, 2017, the name of Calvert US Large-Cap Growth Responsible Index Fund was changed from Calvert U.S. Large Cap Growth Responsible Index Fund.

36 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of The Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Growth Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert US Large-Cap Growth Responsible Index Fund (formerly, Calvert U.S. Large Cap Growth Responsible Index Fund) (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert US Large-Cap Growth Responsible Index Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund designates approximately $618,522, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 75.35% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $232,022 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

40 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24189 9.30.17

Calvert US Large-Cap Value Responsible Index Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Federal Tax
39	Management and Organization
41	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in early 2017.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
U.S. equities retreated again in August amid rising geopolitical tensions over the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. From a sector perspective, energy stocks delivered notable performance in the quarter as oil prices rose and refinery damage from Hurricane Harvey constricted supplies. The massive flood damage from the hurricane also helped boost auto sales, which rose in September after declining for much of 2017.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. The technology-laden NASDAQ Composite Index delivered a 23.68% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index, generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy
The Calvert US Large-Cap Value Responsible Index Fund (the Fund) uses a passive investment strategy to seek to track the performance of the Calvert US Large-Cap Value Responsible Index (the Index). This is accomplished by investing in all, or virtually all, of the stocks in the Index in approximately the same proportion. The Index is comprised of the largest stocks of mid- and large-cap companies domiciled in the United States, excluding real estate investment trusts, master limited partnerships, and similar types of securities that are selected based on their environmental, social and governance (ESG) profile that meets the Calvert Principles of Responsible Investing. The companies are scored and ranked for value factors to determine placement and weight in the Index. The Index reconstitutes semi-annually and is rebalanced quarterly.
Fund Performance
For the fiscal year ending September 30, 2017, the Fund’s Class A shares at net asset value (NAV) had a total return of 16.72%. By comparison, the Fund's primary benchmark, the Index, returned 17.75% during the period.
The Fund's underperformance versus its benchmark was due to Fund expenses and fees, which the Index does not incur.
Ten of the Fund's 11 economic sectors delivered positive returns for the 12-month period. The one sector that delivered a negative return was energy. Other weak-performing sectors included telecommunications services and consumer staples. The strongest performing sectors were financials, real estate and information technology.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Thomas C. Seto of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	16.72%	—%	7.50%
Class A with 4.75% Maximum Sales Charge	—	—	11.19	—	5.23
Class C at NAV	06/19/2015	06/19/2015	15.88	—	6.71
Class C with 1% Maximum Sales Charge	—	—	14.88	—	6.71
Class I at NAV	06/19/2015	06/19/2015	17.15	—	7.87
Class Y at NAV	06/19/2015	06/19/2015	16.98	—	7.75

Calvert US Large-Cap Value Responsible Index	—	—	17.75%	—%	8.35%
Russell 1000® Value Index	—	—	15.12	13.19	8.23

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		0.86%	7.48%	0.51%	0.79%
Net		0.57	1.32	0.22	0.32

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2006	$11,599	N.A.
Class I	$100,000	9/30/2006	$118,902	N.A.
Class Y	$10,000	9/30/2006	$11,859	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Financials	27.8%	Bank of America Corp.	3.5%
Information Technology	12.3%	Citigroup, Inc.	2.8%
Health Care	11.6%	Microsoft Corp.	2.7%
Industrials	10.7%	AT&T, Inc.	2.3%
Consumer Staples	9.8%	Pfizer, Inc.	2.3%
Consumer Discretionary	9.2%	Verizon Communications, Inc.	2.0%
Utilities	6.8%	General Electric Co.	1.8%
Materials	4.8%	Johnson & Johnson	1.8%
Telecommunication Services	4.5%	Procter & Gamble Co. (The)	1.7%
Energy	1.7%	Intel Corp.	1.7%
Time Deposit	0.7%	Total	22.6%
Real Estate	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Calvert US Large-Cap Value Responsible Index is comprised of mid and large capitalization U.S. stocks with value characteristics that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Important Notice to Shareholders
Effective November 6, 2017, the name of Calvert US Large-Cap Value Responsible Index Fund was changed from Calvert U.S. Large Cap Value Responsible Index Fund.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,040.70	$2.92**	0.57%
Class C	$1,000.00	$1,036.90	$6.74**	1.32%
Class I	$1,000.00	$1,042.90	$1.13**	0.22%
Class Y	$1,000.00	$1,042.00	$1.64**	0.32%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.21	$2.89**	0.57%
Class C	$1,000.00	$1,018.45	$6.68**	1.32%
Class I	$1,000.00	$1,023.97	$1.12**	0.22%
Class Y	$1,000.00	$1,023.46	$1.62**	0.32%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 98.9%
Aerospace & Defense - 0.0% (a)
Hexcel Corp.	546	31,351

Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	1,406	106,997
Expeditors International of Washington, Inc.	1,263	75,603
United Parcel Service, Inc., Class B	7,551	906,799
		1,089,399

Airlines - 1.3%
Alaska Air Group, Inc.	2,083	158,870
American Airlines Group, Inc.	7,988	379,350
Delta Air Lines, Inc.	11,841	570,973
JetBlue Airways Corp. *	5,573	103,268
Southwest Airlines Co.	4,475	250,511
Spirit Airlines, Inc. *	943	31,506
United Continental Holdings, Inc. *	4,039	245,894
		1,740,372

Auto Components - 0.5%
BorgWarner, Inc.	3,119	159,786
Delphi Automotive plc	1,824	179,482
Gentex Corp.	2,905	57,519
Goodyear Tire & Rubber Co. (The)	4,016	133,532
Tenneco, Inc.	879	53,329
Visteon Corp. *	442	54,706
		638,354

Automobiles - 0.7%
Ford Motor Co.	61,700	738,549
Harley-Davidson, Inc.	2,767	133,397
		871,946

Banks - 12.5%
Associated Banc-Corp.	3,049	73,938
Bank of America Corp.	184,179	4,667,096
Bank of Hawaii Corp.	497	41,430
Bank of the Ozarks, Inc.	1,438	69,096
BankUnited, Inc.	1,847	65,698
BB&T Corp.	15,233	715,037
BOK Financial Corp.	259	23,072
Chemical Financial Corp.	1,376	71,910

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
CIT Group, Inc.	2,877	141,117
Citigroup, Inc.	51,154	3,720,942
Citizens Financial Group, Inc.	9,243	350,032
Comerica, Inc.	1,389	105,925
Commerce Bancshares, Inc.	1,289	74,465
Cullen/Frost Bankers, Inc.	755	71,665
East West Bancorp, Inc.	1,656	98,996
Fifth Third Bancorp	13,717	383,802
First Citizens BancShares, Inc., Class A	75	28,042
First Hawaiian, Inc.	2,394	72,514
First Horizon National Corp.	4,239	81,177
First Republic Bank	1,134	118,458
FNB Corp.	5,520	77,446
Fulton Financial Corp.	3,349	62,794
Hancock Holding Co.	687	33,285
Home BancShares, Inc.	1,342	33,845
Huntington Bancshares, Inc.	20,284	283,165
IBERIABANK Corp.	928	76,235
Investors Bancorp, Inc.	5,322	72,592
KeyCorp	20,218	380,503
M&T Bank Corp.	1,640	264,105
MB Financial, Inc.	1,469	66,134
PacWest Bancorp	2,203	111,273
People's United Financial, Inc.	6,548	118,781
Pinnacle Financial Partners, Inc.	732	49,007
PNC Financial Services Group, Inc. (The)	9,018	1,215,356
Popular, Inc.	1,755	63,075
Prosperity Bancshares, Inc.	1,310	86,106
Regions Financial Corp.	22,831	347,716
Signature Bank *	354	45,326
Sterling Bancorp	2,600	64,090
Synovus Financial Corp.	1,647	75,861
Texas Capital Bancshares, Inc. *	364	31,231
UMB Financial Corp.	529	39,405
Umpqua Holdings Corp.	3,789	73,923
United Bankshares, Inc.	1,572	58,400
US Bancorp	29,882	1,601,376
Valley National Bancorp	5,072	61,118
Webster Financial Corp.	1,046	54,967
Western Alliance Bancorp *	952	50,532
Wintrust Financial Corp.	673	52,703
Zions Bancorporation	3,732	176,076
		16,700,838

8 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Beverages - 2.5%
Coca-Cola Co. (The)	41,963	1,888,754
Dr Pepper Snapple Group, Inc.	1,553	137,394
PepsiCo, Inc.	11,569	1,289,134
		3,315,282

Biotechnology - 2.2%
AbbVie, Inc.	13,950	1,239,597
ACADIA Pharmaceuticals, Inc. *	639	24,071
Bluebird Bio, Inc. *	378	51,918
Gilead Sciences, Inc.	18,889	1,530,387
Seattle Genetics, Inc. *	695	37,815
		2,883,788

Building Products - 0.7%
Fortune Brands Home & Security, Inc.	734	49,347
Johnson Controls International plc	15,983	643,955
Masco Corp.	1,603	62,533
Owens Corning	1,157	89,494
USG Corp. *	832	27,165
		872,494

Capital Markets - 5.5%
Ameriprise Financial, Inc.	1,155	171,529
Bank of New York Mellon Corp. (The)	19,321	1,024,400
BGC Partners, Inc., Class A	5,905	85,445
CBOE Holdings, Inc.	872	93,853
Charles Schwab Corp. (The)	8,931	390,642
CME Group, Inc.	4,122	559,273
E*Trade Financial Corp. *	3,717	162,098
Federated Investors, Inc., Class B	2,114	62,786
Franklin Resources, Inc.	6,436	286,466
Goldman Sachs Group, Inc. (The)	2,441	578,981
Interactive Brokers Group, Inc., Class A	7,785	350,637
Intercontinental Exchange, Inc.	5,770	396,399
Invesco Ltd.	7,429	260,312
Legg Mason, Inc.	1,484	58,336
LPL Financial Holdings, Inc.	1,774	91,485
Morgan Stanley	26,552	1,279,010
Morningstar, Inc.	222	18,868
Nasdaq, Inc.	1,476	114,493
Northern Trust Corp.	2,302	211,623
Raymond James Financial, Inc.	1,045	88,125
State Street Corp.	4,905	468,624
Stifel Financial Corp.	1,231	65,809

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
T. Rowe Price Group, Inc.	2,854	258,715
TD Ameritrade Holding Corp.	2,750	134,200
Thomson Reuters Corp.	2,647	121,444
		7,333,553

Chemicals - 2.8%
Air Products & Chemicals, Inc.	4,934	746,119
Axalta Coating Systems Ltd. *	4,150	120,018
Eastman Chemical Co.	5,461	494,166
Ecolab, Inc.	3,123	401,649
International Flavors & Fragrances, Inc.	1,170	167,205
Mosaic Co. (The)	14,233	307,290
PolyOne Corp.	3,285	131,499
PPG Industries, Inc.	5,399	586,655
Praxair, Inc.	5,617	784,920
Sensient Technologies Corp.	899	69,151
		3,808,672

Commercial Services & Supplies - 0.5%
Clean Harbors, Inc. *	564	31,979
Deluxe Corp.	528	38,523
KAR Auction Services, Inc.	1,167	55,712
MSA Safety, Inc.	140	11,131
Pitney Bowes, Inc.	2,965	41,540
Republic Services, Inc.	2,045	135,093
UniFirst Corp.	158	23,937
Waste Management, Inc.	3,324	260,169
		598,084

Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,233	38,634
Cisco Systems, Inc.	65,393	2,199,167
EchoStar Corp., Class A *	1,204	68,905
Finisar Corp. *	596	13,213
Harris Corp.	969	127,598
Juniper Networks, Inc.	2,814	78,314
NetScout Systems, Inc. *	740	23,939
Ubiquiti Networks, Inc. *(b)	220	12,324
		2,562,094

Construction & Engineering - 0.1%
EMCOR Group, Inc.	763	52,937
Quanta Services, Inc. *	1,275	47,647
Valmont Industries, Inc.	269	42,529
		143,113

10 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Consumer Finance - 2.4%
Ally Financial, Inc.	8,689	210,795
American Express Co.	13,964	1,263,184
Capital One Financial Corp.	8,988	760,924
Discover Financial Services	6,848	441,559
OneMain Holdings, Inc. *	2,209	62,272
SLM Corp. *	8,262	94,765
Synchrony Financial	13,941	432,868
		3,266,367

Containers & Packaging - 1.4%
AptarGroup, Inc.	1,097	94,682
Avery Dennison Corp.	1,509	148,395
Ball Corp.	6,037	249,328
Crown Holdings, Inc. *	3,093	184,714
Greif, Inc., Class A	1,958	114,621
Owens-Illinois, Inc. *	6,483	163,112
Sealed Air Corp.	4,527	193,394
Sonoco Products Co.	3,939	198,723
WestRock Co.	9,915	562,478
		1,909,447

Distributors - 0.2%
Genuine Parts Co.	1,555	148,736
LKQ Corp. *	2,488	89,543
		238,279

Diversified Consumer Services - 0.1%
Graham Holdings Co., Class B	96	56,170
Service Corp. International	1,462	50,439
ServiceMaster Global Holdings, Inc. *	818	38,225
		144,834

Diversified Financial Services - 0.1%
Voya Financial, Inc.	3,448	137,541

Diversified Telecommunication Services - 4.5%
AT&T, Inc.	80,465	3,151,814
CenturyLink, Inc. (b)	6,678	126,214
Level 3 Communications, Inc. *	1,883	100,345
Verizon Communications, Inc.	53,296	2,637,619
		6,015,992

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electric Utilities - 2.3%
Alliant Energy Corp.	12,709	528,313
Eversource Energy	17,256	1,042,953
Portland General Electric Co.	5,208	237,693
Xcel Energy, Inc.	27,612	1,306,600
		3,115,559

Electrical Equipment - 1.3%
AMETEK, Inc.	1,662	109,758
Eaton Corp. plc	7,568	581,147
Emerson Electric Co.	10,824	680,180
EnerSys	551	38,113
Hubbell, Inc.	434	50,353
Regal-Beloit Corp.	825	65,175
Rockwell Automation, Inc.	751	133,836
Sensata Technologies Holding NV *	1,049	50,425
		1,708,987

Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics, Inc. *	1,143	91,909
Avnet, Inc.	1,526	59,972
CDW Corp.	717	47,322
Corning, Inc.	6,616	197,951
Dolby Laboratories, Inc., Class A	410	23,583
FLIR Systems, Inc.	737	28,677
Jabil, Inc.	2,204	62,924
Keysight Technologies, Inc. *	957	39,868
National Instruments Corp.	476	20,073
SYNNEX Corp.	149	18,850
TE Connectivity Ltd.	1,869	155,239
Tech Data Corp. *	502	44,603
		790,971

Energy Equipment & Services - 1.7%
Baker Hughes a GE Co.	13,662	500,302
Core Laboratories NV	2,328	229,774
National Oilwell Varco, Inc.	28,665	1,024,201
Oceaneering International, Inc.	7,346	192,979
Weatherford International plc *(b)	74,719	342,213
		2,289,469

Food & Staples Retailing - 2.3%
Casey's General Stores, Inc.	702	76,834
Costco Wholesale Corp.	4,266	700,861
CVS Health Corp.	11,681	949,899
Kroger Co. (The)	14,336	287,580
Performance Food Group Co. *	1,553	43,872

12 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
PriceSmart, Inc.	131	11,692
Rite Aid Corp. *	21,982	43,085
Sprouts Farmers Market, Inc. *	976	18,319
Sysco Corp.	4,365	235,492
US Foods Holding Corp. *	2,304	61,517
Walgreens Boots Alliance, Inc.	7,653	590,964
		3,020,115

Food Products - 2.4%
B&G Foods, Inc.	836	26,627
Bunge Ltd.	2,494	173,233
Campbell Soup Co.	1,714	80,250
Conagra Brands, Inc.	7,204	243,063
Flowers Foods, Inc.	3,493	65,703
General Mills, Inc.	10,022	518,739
Hain Celestial Group, Inc. (The) *	1,133	46,623
Hershey Co. (The)	1,161	126,746
Hormel Foods Corp.	2,224	71,479
Ingredion, Inc.	697	84,086
J. M. Smucker Co. (The)	824	86,462
Kellogg Co.	4,415	275,364
Kraft Heinz Co. (The)	5,881	456,072
Lamb Weston Holdings, Inc.	875	41,029
McCormick & Co., Inc.	708	72,669
Mondelez International, Inc., Class A	16,895	686,951
Pinnacle Foods, Inc.	920	52,596
Snyder's-Lance, Inc.	1,509	57,553
TreeHouse Foods, Inc. *	363	24,586
		3,189,831

Gas Utilities - 1.2%
Atmos Energy Corp.	5,625	471,600
New Jersey Resources Corp.	4,810	202,742
ONE Gas, Inc.	1,879	138,370
Southwest Gas Holdings, Inc.	1,733	134,515
Spire, Inc.	2,793	208,497
UGI Corp.	6,658	311,994
WGL Holdings, Inc.	1,960	165,032
		1,632,750

Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	15,874	847,037
Boston Scientific Corp. *	6,958	202,965
Danaher Corp.	6,053	519,226
DENTSPLY SIRONA, Inc.	2,131	127,455
Globus Medical, Inc., Class A *	339	10,075
Hill-Rom Holdings, Inc.	372	27,528

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ResMed, Inc.	718	55,257
STERIS plc	821	72,577
Varian Medical Systems, Inc. *	505	50,530
		1,912,650

Health Care Providers & Services - 1.3%
Acadia Healthcare Co., Inc. *	1,118	53,396
AmerisourceBergen Corp.	1,188	98,307
Cardinal Health, Inc.	4,556	304,887
Centene Corp. *	1,073	103,834
DaVita, Inc. *	1,168	69,367
Envision Healthcare Corp. *	1,643	73,853
Express Scripts Holding Co. *	8,365	529,672
HealthSouth Corp.	796	36,895
McKesson Corp.	2,039	313,211
Mednax, Inc. *	637	27,467
Patterson Cos., Inc.	931	35,983
Quest Diagnostics, Inc.	929	86,992
		1,733,864

Hotels, Restaurants & Leisure - 0.6%
Aramark	3,872	157,242
Cracker Barrel Old Country Store, Inc.	180	27,292
Dunkin' Brands Group, Inc.	547	29,035
Hilton Worldwide Holdings, Inc.	1,759	122,162
Hyatt Hotels Corp., Class A *	935	57,774
ILG, Inc.	978	26,142
Six Flags Entertainment Corp.	751	45,766
Texas Roadhouse, Inc.	230	11,302
Wendy's Co. (The)	1,314	20,406
Wyndham Worldwide Corp.	688	72,522
Yum China Holdings, Inc. *	2,704	108,079
Yum! Brands, Inc.	2,288	168,420
		846,142

Household Durables - 0.6%
CalAtlantic Group, Inc.	1,477	54,102
Garmin Ltd.	1,958	105,673
Helen of Troy Ltd. *	121	11,725
Leggett & Platt, Inc.	1,038	49,544
Lennar Corp., Class A	2,004	105,811
Newell Brands, Inc.	4,658	198,757
Tempur Sealy International, Inc. *	488	31,486
Toll Brothers, Inc.	2,291	95,008
Tupperware Brands Corp.	724	44,758
Whirlpool Corp.	694	128,001
		824,865

14 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Household Products - 2.4%
Church & Dwight Co., Inc.	1,389	67,297
Clorox Co. (The)	705	92,996
Colgate-Palmolive Co.	4,935	359,515
Kimberly-Clark Corp.	2,673	314,559
Procter & Gamble Co. (The)	25,667	2,335,184
		3,169,551

Independent Power and Renewable Electricity Producers - 0.2%
NRG Yield, Inc., Class C	9,943	191,900
Ormat Technologies, Inc.	979	59,768
		251,668

Industrial Conglomerates - 1.9%
Carlisle Cos., Inc.	902	90,462
General Electric Co.	100,267	2,424,456
		2,514,918

Insurance - 7.0%
Aflac, Inc.	7,394	601,798
Alleghany Corp. *	172	95,290
Allstate Corp. (The)	2,436	223,893
American Financial Group, Inc.	1,047	108,312
American International Group, Inc.	9,760	599,166
American National Insurance Co.	348	41,092
Arch Capital Group Ltd. *	1,294	127,459
Arthur J. Gallagher & Co.	2,367	145,689
Aspen Insurance Holdings Ltd.	804	32,482
Assurant, Inc.	981	93,705
Assured Guaranty Ltd.	2,319	87,542
Axis Capital Holdings Ltd.	1,534	87,913
Brown & Brown, Inc.	1,317	63,466
Chubb Ltd.	8,800	1,254,440
Cincinnati Financial Corp.	2,717	208,041
CNO Financial Group, Inc.	3,087	72,051
Enstar Group Ltd. *	121	26,904
Everest Re Group Ltd.	459	104,831
First American Financial Corp.	1,941	96,992
Hanover Insurance Group, Inc. (The)	773	74,927
Hartford Financial Services Group, Inc. (The)	6,717	372,323
Lincoln National Corp.	4,087	300,313
Loews Corp.	5,033	240,879
Marsh & McLennan Cos., Inc.	3,450	289,144
MetLife, Inc.	15,812	821,433
Old Republic International Corp.	4,685	92,248
Primerica, Inc.	454	37,024
Principal Financial Group, Inc.	5,099	328,070

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Progressive Corp. (The)	6,079	294,345
Prudential Financial, Inc.	8,046	855,451
Reinsurance Group of America, Inc.	758	105,764
RenaissanceRe Holdings Ltd.	416	56,218
RLI Corp.	734	42,102
Torchmark Corp.	1,400	112,126
Travelers Cos., Inc. (The)	5,203	637,472
Unum Group	4,134	211,371
Validus Holdings Ltd.	1,428	70,272
Willis Towers Watson plc	1,113	171,658
XL Group Ltd.	3,611	142,454
		9,326,660

Internet & Direct Marketing Retail - 0.0% (a)
TripAdvisor, Inc. *	663	26,871

Internet Software & Services - 0.0% (a)
Akamai Technologies, Inc. *	777	37,855

IT Services - 2.1%
Amdocs Ltd.	981	63,098
Automatic Data Processing, Inc.	1,925	210,441
Booz Allen Hamilton Holding Corp.	936	34,997
Broadridge Financial Solutions, Inc.	520	42,026
CACI International, Inc., Class A *	163	22,714
Conduent, Inc. *	1,067	16,720
CoreLogic, Inc. *	569	26,299
CSRA, Inc.	1,291	41,661
DST Systems, Inc.	236	12,952
Fidelity National Information Services, Inc.	1,587	148,210
First Data Corp., Class A *	4,410	79,556
Genpact Ltd.	993	28,549
International Business Machines Corp.	11,292	1,638,243
Leidos Holdings, Inc.	1,943	115,065
Paychex, Inc.	1,673	100,313
Sabre Corp.	1,492	27,005
Science Applications International Corp.	193	12,902
Teradata Corp. *	1,667	56,328
Western Union Co. (The)	5,772	110,822
WEX, Inc. *	131	14,701
		2,802,602

Leisure Products - 0.2%
Brunswick Corp.	1,408	78,806
Hasbro, Inc.	554	54,109

16 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mattel, Inc.	5,292	81,920
Polaris Industries, Inc.	875	91,551
		306,386

Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	1,882	120,824
Bio-Techne Corp.	145	17,529
Bruker Corp.	350	10,413
PerkinElmer, Inc.	719	49,589
Quintiles IMS Holdings, Inc. *	1,052	100,014
VWR Corp. *	889	29,435
		327,804

Machinery - 2.3%
AGCO Corp.	1,161	85,647
Allison Transmission Holdings, Inc.	1,054	39,557
Barnes Group, Inc.	327	23,034
Colfax Corp. *	1,434	59,712
Crane Co.	459	36,715
Cummins, Inc.	1,025	172,231
Deere & Co.	5,372	674,670
Donaldson Co., Inc.	1,279	58,757
Dover Corp.	1,453	132,790
Flowserve Corp.	2,494	106,219
Graco, Inc.	262	32,407
IDEX Corp.	326	39,599
Ingersoll-Rand plc	1,520	135,538
ITT, Inc.	1,303	57,684
Kennametal, Inc.	1,427	57,565
Lincoln Electric Holdings, Inc.	453	41,531
Oshkosh Corp.	1,180	97,397
PACCAR, Inc.	5,778	417,981
Parker-Hannifin Corp.	871	152,442
Pentair plc	2,748	186,754
Stanley Black & Decker, Inc.	987	149,007
Terex Corp.	1,653	74,418
Timken Co. (The)	1,004	48,744
WABCO Holdings, Inc. *	380	56,240
Wabtec Corp. (b)	849	64,312
Woodward, Inc.	524	40,668
Xylem, Inc.	1,524	95,448
		3,137,067

Media - 3.5%
AMC Entertainment Holdings, Inc., Class A	2,786	40,954
AMC Networks, Inc., Class A *	1,055	61,686
CBS Corp., Class B	3,978	230,724

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cinemark Holdings, Inc.	1,661	60,145
Comcast Corp., Class A	36,604	1,408,522
Discovery Communications, Inc., Class A *	4,100	87,289
DISH Network Corp., Class A *	3,997	216,757
Interpublic Group of Cos., Inc. (The)	4,236	88,066
John Wiley & Sons, Inc., Class A	695	37,183
Liberty Broadband Corp., Class C *	1,344	128,083
Lions Gate Entertainment Corp., Class A *	2,684	89,780
Madison Square Garden Co. (The), Class A *	112	23,979
Omnicom Group, Inc.	2,157	159,769
Regal Entertainment Group, Class A	2,678	42,848
Scripps Networks Interactive, Inc., Class A	1,958	168,173
Sinclair Broadcast Group, Inc., Class A	1,748	56,023
TEGNA, Inc.	3,166	42,203
Time Warner, Inc.	6,404	656,090
Tribune Media Co., Class A	1,250	51,075
Viacom, Inc., Class B	6,732	187,419
Walt Disney Co. (The)	9,199	906,745
		4,743,513

Metals & Mining - 0.5%
Nucor Corp.	4,279	239,795
Reliance Steel & Aluminum Co.	2,884	219,674
Steel Dynamics, Inc.	5,113	176,245
Worthington Industries, Inc.	1,820	83,720
		719,434

Multi-Utilities - 2.6%
CenterPoint Energy, Inc.	23,919	698,674
CMS Energy Corp.	10,138	469,592
Consolidated Edison, Inc.	16,868	1,360,910
Sempra Energy	7,716	880,627
		3,409,803

Multiline Retail - 0.7%
Dollar General Corp.	1,721	139,487
Kohl's Corp.	2,704	123,438
Macy's, Inc.	5,224	113,988
Nordstrom, Inc. (b)	1,881	88,689
Target Corp.	8,736	515,511
		981,113

Personal Products - 0.3%
Coty, Inc., Class A	8,266	136,637
Edgewell Personal Care Co. *	980	71,315
Estee Lauder Cos., Inc. (The), Class A	2,174	234,444
		442,396

18 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pharmaceuticals - 6.4%
Akorn, Inc. *	669	22,204
Bristol-Myers Squibb Co.	11,275	718,669
Eli Lilly & Co.	7,749	662,849
Endo International plc *	2,399	20,547
Johnson & Johnson	18,071	2,349,411
Merck & Co., Inc.	24,098	1,542,995
Nektar Therapeutics *	627	15,048
Perrigo Co. plc	2,024	171,332
Pfizer, Inc.	85,879	3,065,880
Prestige Brands Holdings, Inc. *	288	14,426
		8,583,361

Professional Services - 0.3%
Dun & Bradstreet Corp. (The)	574	66,819
Manpowergroup, Inc.	1,073	126,421
Nielsen Holdings plc	3,658	151,624
Robert Half International, Inc.	1,150	57,891
		402,755

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	1,566	59,320
Jones Lang LaSalle, Inc.	358	44,213
Realogy Holdings Corp.	1,644	54,170
		157,703

Road & Rail - 1.0%
AMERCO	86	32,241
Genesee & Wyoming, Inc., Class A *	1,150	85,112
Kansas City Southern	853	92,704
Norfolk Southern Corp.	2,665	352,420
Ryder System, Inc.	836	70,684
Union Pacific Corp.	6,420	744,527
		1,377,688

Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. *	4,101	52,288
Analog Devices, Inc.	1,545	133,133
Cree, Inc. *	582	16,407
Cypress Semiconductor Corp.	2,199	33,029
Entegris, Inc. *	930	26,830
First Solar, Inc. *	1,038	47,623
Integrated Device Technology, Inc. *	465	12,360
Intel Corp.	61,230	2,331,638
Marvell Technology Group Ltd.	3,217	57,584
Maxim Integrated Products, Inc.	1,501	71,613
ON Semiconductor Corp. *	2,815	51,993

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
QUALCOMM, Inc.	19,262	998,542
Teradyne, Inc.	1,572	58,620
Xilinx, Inc.	1,210	85,704
		3,977,364

Software - 3.8%
Autodesk, Inc. *	1,609	180,626
CA, Inc.	4,234	141,331
Microsoft Corp.	48,748	3,631,239
Oracle Corp.	21,370	1,033,239
Symantec Corp.	3,739	122,677
		5,109,112

Specialty Retail - 1.1%
Advance Auto Parts, Inc.	749	74,301
AutoNation, Inc. *	1,118	53,060
Bed Bath & Beyond, Inc.	2,269	53,253
Best Buy Co., Inc.	4,019	228,922
CarMax, Inc. *	1,272	96,430
Dick's Sporting Goods, Inc.	1,503	40,596
Foot Locker, Inc.	1,074	37,826
Gap, Inc. (The)	3,118	92,075
L Brands, Inc.	4,010	166,856
Michaels Cos., Inc. (The) *	1,132	24,304
Murphy USA, Inc. *	570	39,330
Penske Automotive Group, Inc.	738	35,107
Sally Beauty Holdings, Inc. *	2,059	40,315
Signet Jewelers Ltd. (b)	992	66,018
Tiffany & Co.	1,091	100,132
TJX Cos., Inc. (The)	3,057	225,393
Tractor Supply Co.	951	60,189
Williams-Sonoma, Inc.	1,148	57,239
		1,491,346

Technology Hardware, Storage & Peripherals - 0.8%
Hewlett Packard Enterprise Co.	21,478	315,941
HP, Inc.	21,974	438,601
NCR Corp. *	737	27,652
NetApp, Inc.	1,550	67,828
Seagate Technology plc	3,597	119,313
Xerox Corp.	2,847	94,777
		1,064,112

Textiles, Apparel & Luxury Goods - 0.9%
Carter's, Inc.	376	37,130
Coach, Inc.	4,257	171,472
Columbia Sportswear Co.	197	12,131

20 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hanesbrands, Inc.	5,586	137,639
Michael Kors Holdings Ltd. *	2,507	119,960
PVH Corp.	1,186	149,507
Ralph Lauren Corp.	1,296	114,424
Skechers U.S.A., Inc., Class A *	1,504	37,735
Under Armour, Inc., Class A *	3,587	59,114
VF Corp.	4,914	312,383
		1,151,495

Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd. *	638	25,839
MGIC Investment Corp. *	6,628	83,049
New York Community Bancorp, Inc.	9,139	117,802
Radian Group, Inc.	4,264	79,694
TFS Financial Corp.	741	11,952
Washington Federal, Inc.	1,820	61,243
		379,579

Trading Companies & Distributors - 0.4%
Air Lease Corp.	1,686	71,857
Beacon Roofing Supply, Inc. *	617	31,621
Fastenal Co.	2,406	109,666
HD Supply Holdings, Inc. *	1,271	45,845
MSC Industrial Direct Co., Inc., Class A	590	44,586
Univar, Inc. *	1,015	29,364
W.W. Grainger, Inc.	899	161,595
WESCO International, Inc. *	902	52,542
		547,076

Transportation Infrastructure - 0.0% (a)
Macquarie Infrastructure Corp.	749	54,063

Water Utilities - 0.5%
American Water Works Co., Inc.	5,171	418,386
Aqua America, Inc.	6,260	207,769
		626,155

Wireless Telecommunication Services - 0.0% (a)
Telephone & Data Systems, Inc.	1,314	36,647
United States Cellular Corp. *	397	14,054
		50,701

Total Common Stocks (Cost $117,596,659)		132,537,154

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.7%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	898,357	898,357

Total Time Deposit (Cost $898,357)		898,357

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	329,217	329,217

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $329,217)		329,217

TOTAL INVESTMENTS (Cost $118,824,233) - 99.9%		133,764,728
Other assets and liabilities, net - 0.1%		187,515
NET ASSETS - 100.0%		133,952,243

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Amount is less than 0.05%.
(b) Security, or portion of security, is on loan. Total value of securities on loan is $318,462 as of September 30, 2017.
See notes to financial statements.

22 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $118,824,233) - including $318,462 of securities on loan	$133,764,728
Receivable for capital shares sold	473,713
Dividends and interest receivable	156,729
Securities lending income receivable	212
Receivable from affiliates	11,865
Directors' deferred compensation plan	45,837
Total assets	134,453,084

LIABILITIES
Payable for capital shares redeemed	32,804
Deposits for securities loaned	329,217
Payable to affiliates:
Investment advisory fee	15,733
Distribution and service fees	7,546
Sub-transfer agency fee	421
Directors' deferred compensation plan	45,837
Accrued expenses	69,283
Total liabilities	500,841
NET ASSETS	$133,952,243

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$111,730,097
Accumulated undistributed net investment income	1,581,890
Accumulated undistributed net realized gain	5,699,761
Net unrealized appreciation (depreciation)	14,940,495
Total	$133,952,243

NET ASSET VALUE PER SHARE
Class A (based on net assets of $33,233,362 and 1,443,727 shares outstanding)	$23.02
Class C (based on net assets of $1,044,470 and 45,864 shares outstanding)	$22.77
Class I (based on net assets of $85,240,246 and 3,687,597 shares outstanding)	$23.12
Class Y (based on net assets of $14,434,165 and 625,164 shares outstanding)	$23.09

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$24.17
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,357)	$2,940,626
Interest income	1,425
Securities lending income, net	3,543
Total investment income	2,945,594

EXPENSES
Investment advisory fee	166,264
Administrative fee	133,011
Distribution and service fees:
Class A	70,468
Class C	7,771
Directors' fees and expenses	8,607
Custodian fees	57,992
Transfer agency fees and expenses:
Class A	28,722
Class C	4,778
Class I	3,634
Class Y	18,185
Accounting fees	38,393
Professional fees	26,436
Registration fees:
Class A	16,118
Class C	13,315
Class I	19,201
Class Y	15,462
Reports to shareholders	14,059
Miscellaneous	35,924
Total expenses	678,340
Waiver and/or reimbursement of expenses by affiliates	(315,266)
Reimbursement of expenses-other	(1,338)
Net expenses	361,736
Net investment income (loss)	2,583,858

24 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	7,378,384
Foreign currency transactions	13
7,378,397

Net change in unrealized appreciation (depreciation) on investment securities - unaffiliated issuers	7,938,874

Net realized and unrealized gain (loss)	15,317,271

Net increase (decrease) in net assets resulting from operations	$17,901,129
See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$2,583,858	$1,863,122
Net realized gain (loss)	7,378,397	(272,686)
Net change in unrealized appreciation (depreciation)	7,938,874	7,678,523
Net increase (decrease) in net assets resulting from operations	17,901,129	9,268,959

Distributions to shareholders from:
Net investment income:
Class A shares	(411,874)	(25,821)
Class C shares	(7,433)	(403)
Class I shares	(1,611,803)	(363,525)
Class Y shares	(123,770)	(8,192)
Net realized gain:
Class A shares	(63,107)	(209)
Class C shares	(1,357)	(5)
Class I shares	(208,717)	(2,858)
Class Y shares	(16,172)	(56)
Total distributions to shareholders	(2,444,233)	(401,069)

Capital share transactions:
Class A shares	7,289,279	15,777,662
Class C shares	577,018	255,414
Class I shares	7,846,089	60,085,803
Class Y shares	(882,919)	11,783,670
Net increase (decrease) in net assets from capital share transactions	14,829,467	87,902,549

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,286,363	96,770,439

NET ASSETS
Beginning of year	103,665,880	6,895,441
End of year (including accumulated undistributed net investment income of $1,581,890 and $1,480,940, respectively)	$133,952,243	$103,665,880
See notes to financial statements.

26 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS A SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.10	$17.85		$20.00
Income from investment operations:
Net investment income (b)	0.46	0.38		0.09
Net realized and unrealized gain (loss)	2.87	1.98		(2.24)
Total from investment operations	3.33	2.36		(2.15)
Distributions from:
Net investment income	(0.35)	(0.11)		—
Net realized gain	(0.06)	—	(c)	—
Total distributions	(0.41)	(0.11)		—
Total increase (decrease) in net asset value	2.92	2.25		(2.15)
Net asset value, ending	$23.02	$20.10		$17.85
Total return (d)	16.72%	13.24%		(10.75%)
Ratios to average net assets: (e)
Total expenses	0.84%	0.85%		7.30%	(f)
Net expenses	0.57%	0.57%		0.57%	(f)
Net investment income	2.09%	2.04%		1.79%	(f)
Portfolio turnover	73%	53%		3%
Net assets, ending (in thousands)	$33,233	$22,309		$3,547

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS C SHARES	2017	2016		2015(a)
Net asset value, beginning	$19.95	$17.81		$20.00
Income from investment operations:
Net investment income (b)	0.29	0.24		0.05
Net realized and unrealized gain (loss)	2.86	1.96		(2.24)
Total from investment operations	3.15	2.20		(2.19)
Distributions from:
Net investment income	(0.27)	(0.06)		—
Net realized gain	(0.06)	—	(c)	—
Total distributions	(0.33)	(0.06)		—
Total increase (decrease) in net asset value	2.82	2.14		(2.19)
Net asset value, ending	$22.77	$19.95		$17.81
Total return (d)	15.88%	12.41%		(10.95%)
Ratios to average net assets: (e)
Total expenses	3.76%	7.46%		76.12%	(f)
Net expenses	1.32%	1.32%		1.32%	(f)
Net investment income	1.34%	1.26%		0.99%	(f)
Portfolio turnover	73%	53%		3%
Net assets, ending (in thousands)	$1,044	$375		$97

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

28 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.18	$17.87		$20.00
Income from investment operations:
Net investment income (b)	0.53	0.45		0.11
Net realized and unrealized gain (loss)	2.89	1.97		(2.24)
Total from investment operations	3.42	2.42		(2.13)
Distributions from:
Net investment income	(0.42)	(0.11)		—
Net realized gain	(0.06)	—	(c)	—
Total distributions	(0.48)	(0.11)		—
Total increase (decrease) in net asset value	2.94	2.31		(2.13)
Net asset value, ending	$23.12	$20.18		$17.87
Total return (d)	17.15%	13.60%		(10.65%)
Ratios to average net assets: (e)
Total expenses	0.46%	0.47%		6.88%	(f)
Net expenses	0.22%	0.22%		0.22%	(f)
Net investment income	2.43%	2.38%		2.09%	(f)
Portfolio turnover	73%	53%		3%
Net assets, ending (in thousands)	$85,240	$67,315		$2,144

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS Y SHARES	2017	2016		2015(a)
Net asset value, beginning	$20.16	$17.86		$20.00
Income from investment operations:
Net investment income (b)	0.53	0.42		0.11
Net realized and unrealized gain (loss)	2.86	1.99		(2.25)
Total from investment operations	3.39	2.41		(2.14)
Distributions from:
Net investment income	(0.40)	(0.11)		—
Net realized gain	(0.06)	—	(c)	—
Total distributions	(0.46)	(0.11)		—
Total increase (decrease) in net asset value	2.93	2.30		(2.14)
Net asset value, ending	$23.09	$20.16		$17.86
Total return (d)	16.98%	13.53%		(10.70%)
Ratios to average net assets: (e)
Total expenses	0.75%	0.78%		11.25%	(f)
Net expenses	0.32%	0.32%		0.32%	(f)
Net investment income	2.42%	2.17%		2.00%	(f)
Portfolio turnover	73%	53%		3%
Net assets, ending (in thousands)	$14,434	$13,667		$1,108

(a) From June 19, 2015 inception.
(b) Computed using average shares outstanding.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

30 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) was organized as a Maryland corporation on April 7, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert US Large-Cap Value Responsible Index Fund (formerly, Calvert U.S. Large Cap Value Responsible Index Fund) (the “Fund”). The Corporation is authorized to issue two billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for

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which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$132,537,154	*	$—	$—	$132,537,154
Time Deposit	—		898,357	—	898,357
Short Term Investment of Cash Collateral for Securities Loaned	329,217		—	—	329,217
TOTAL	$132,866,371		$898,357	$—	$133,764,728

* The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.

32 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the “Transaction”).
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.15% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment adviser services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $166,264, of which $125,983 was paid to CRM and $40,281 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.57%, 1.32%, 0.22% and 0.32% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $152,541 and CIM waived or reimbursed expenses of $29,714.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive the administrative fee through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived the administrative fee for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees of $100,786, all of which were waived and CIAS was paid administrative fees of $32,225, all of which were waived.
As of December 31, 2016, the Fund has in effect new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and shareholders of the Fund. Pursuant to the Class A Plan and Class C Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares and Class C shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50%

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for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $70,468 or 0.25% per annum of Class A’s average daily net assets, of which $55,879 was paid to EVD and $14,589 was paid to CID, and $7,771 or 1.00% per annum of Class C’s average daily net assets, of which $6,604 was paid to EVD and $1,167 was paid to CID.
The Fund was informed that EVD and CID received $8,813 and $2,712, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $1,391 and $1,219, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $3,446 and shareholder servicing fees paid to CIS were $356. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $1,338, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $94,414,740 and $80,158,054, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$2,444,233	$401,069
During the year ended September 30, 2017, accumulated undistributed net realized gain was decreased by $1,117,272, accumulated undistributed net investment income was decreased by $328,028 and paid-in capital was increased by $1,445,300 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss) and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,677,528
Undistributed long-term capital gains	$3,767,121
Net unrealized appreciation (depreciation)	$13,777,497
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and return of capital distributions from securities.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$119,987,231
Gross unrealized appreciation	$15,767,736
Gross unrealized depreciation	(1,990,239)
Net unrealized appreciation (depreciation)	$13,777,497
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan was $318,462 and the total value of collateral received was $329,217.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$329,217	$—	$—	$—	$329,217
Total					$329,217
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 35

NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $32,908 and 2.19%, respectively.
NOTE F — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	759,716	$16,617,916	1,012,606	$17,705,674
Reinvestment of distributions	21,348	459,370	1,313	24,675
Shares redeemed	(447,464)	(9,788,007)	(102,515)	(1,952,687)
Net increase	333,600	$7,289,279	911,404	$15,777,662

Class C
Shares sold	34,615	$741,602	15,089	$289,407
Reinvestment of distributions	393	8,404	22	408
Shares redeemed	(7,952)	(172,988)	(1,726)	(34,401)
Net increase	27,056	$577,018	13,385	$255,414

Class I
Shares sold	2,003,087	$43,908,877	3,539,395	$66,186,407
Reinvestment of distributions	84,223	1,815,332	19,468	366,383
Shares redeemed	(1,735,885)	(37,878,120)	(342,661)	(6,466,987)
Net increase	351,425	$7,846,089	3,216,202	$60,085,803

Class Y
Shares sold	547,783	$11,927,658	630,963	$12,077,228
Reinvestment of distributions	6,427	138,442	439	8,248
Shares redeemed	(607,131)	(12,949,019)	(15,343)	(301,806)
Net increase (decrease)	(52,921)	($882,919)	616,059	$11,783,670
At September 30, 2017, Calvert Aggressive Allocation Fund and Calvert Moderate Allocation Fund owned in the aggregate 32.5% of the value of the outstanding shares of the Fund.
The Board approved the termination of the Fund’s Class C and Class Y shares. Effective December 8, 2017, Class C shares of the Fund will convert to Class A shares and Class Y shares will convert to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares will be terminated.
NOTE G — NAME CHANGE
Effective November 6, 2017, the name of Calvert US Large-Cap Value Responsible Index Fund was changed from Calvert U.S. Large Cap Value Responsible Index Fund.

36 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Value Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert US Large-Cap Value Responsible Index Fund (formerly, Calvert U.S. Large Cap Value Responsible Index Fund) (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert US Large-Cap Value Responsible Index Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 37

FEDERAL TAX
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund designates approximately $2,841,924, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 70.53% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $4,411,863 or, if subsequently determined to be different, the net capital gain of such year.

38 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

40 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24191 9.30.17

Calvert US Mid-Cap Core Responsible Index Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Federal Tax
42	Management and Organization
44	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in early 2017.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
U.S. equities retreated again in August amid rising geopolitical tensions over the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. From a sector perspective, energy stocks delivered notable performance in the quarter as oil prices rose and refinery damage from Hurricane Harvey constricted supplies. The massive flood damage from the hurricane also helped boost auto sales, which rose in September after declining for much of 2017.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. The technology-laden NASDAQ Composite Index delivered a 23.68% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index, generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

The Calvert US Mid-Cap Core Responsible Index Fund (the Fund) uses a passive investment strategy to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index (the Index). This is accomplished by investing in all, or virtually all, of the stocks in the Index in approximately in the same proportion. The Index is comprised of mid-cap companies that operate their businesses consistent with the environmental, social and governance (ESG) profile that meet the Calvert Principles of Responsible Investing. The companies are scored and ranked for growth factors to determine placement and weight in the Index. The Index reconstitutes semiannually and is rebalanced quarterly.
Fund Performance
For the fiscal year ending September 30, 2017, the Fund’s Class A shares at net asset value (NAV) had a total return of 17.12%. By comparison, the Fund’s primary benchmark, which is the Index, returned 17.92% during the period.
The Fund's underperformance versus the benchmark was due to Fund expenses and fees, which the Index does not incur.
Eight of the Fund's 11 economic sectors delivered positive results for the 12-month period. The weakest performing sectors were telecommunications services, energy and consumer staples. The strongest performing sectors were financials, information technology and real estate.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Thomas C. Seto of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	17.12%	—%	12.22%
Class A with 4.75% Maximum Sales Charge	—	—	11.55	—	9.41
Class C at NAV	10/30/2015	10/30/2015	16.28	—	11.40
Class C with 1% Maximum Sales Charge	—	—	15.28	—	11.40
Class I at NAV	10/30/2015	10/30/2015	17.50	—	12.61
Class Y at NAV	10/30/2015	10/30/2015	17.44	—	12.52

Calvert US Mid-Cap Core Responsible Index	—	—	17.92%	—%	13.08%
Russell Midcap® Index	—	—	15.32	14.25	11.88

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		3.22%	17.57%	2.74%	3.95%
Net		0.57	1.32	0.22	0.32

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/30/2015	$12,305	N.A.
Class I	$100,000	10/30/2015	$125,627	N.A.
Class Y	$10,000	10/30/2015	$12,542	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

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FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Information Technology	17.9%	Baker Hughes a GE Co.	1.3%
Financials	16.2%	National Oilwell Varco, Inc.	1.1%
Industrials	15.7%	Consolidated Edison, Inc.	0.9%
Consumer Discretionary	15.4%	Xcel Energy, Inc.	0.8%
Health Care	12.0%	Nucor Corp.	0.7%
Materials	6.6%	Eversource Energy	0.7%
Utilities	6.0%	WestRock Co.	0.6%
Consumer Staples	4.7%	Ball Corp.	0.6%
Energy	3.6%	Alexion Pharmaceuticals, Inc.	0.6%
Time Deposit	0.9%	Lam Research Corp.	0.6%
Telecommunication Services	0.6%	Total	7.9%
Real Estate	0.4%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Calvert US Mid-Cap Core Responsible Index is comprised of mid capitalization U.S. stocks that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Does not include Short Term Investment of Cash Collateral for Securities Loaned.

Important Notice to Shareholders
Effective November 6, 2017, the name of Calvert US Mid-Cap Core Responsible Index Fund was changed from Calvert U.S. Mid Cap Core Responsible Index Fund.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,053.40	$2.88**	0.56%
Class C	$1,000.00	$1,049.40	$6.73**	1.31%
Class I	$1,000.00	$1,055.00	$1.13**	0.22%
Class Y	$1,000.00	$1,054.80	$1.65**	0.32%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.26	$2.84**	0.56%
Class C	$1,000.00	$1,018.50	$6.63**	1.31%
Class I	$1,000.00	$1,023.97	$1.12**	0.22%
Class Y	$1,000.00	$1,023.46	$1.62**	0.32%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 98.8%
Aerospace & Defense - 0.6%
HEICO Corp.	596	53,526
Hexcel Corp.	795	45,649
Rockwell Collins, Inc.	1,418	185,347
		284,522

Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	1,286	97,865
Expeditors International of Washington, Inc.	1,596	95,536
		193,401

Airlines - 1.1%
Alaska Air Group, Inc.	1,229	93,736
American Airlines Group, Inc.	4,013	190,577
JetBlue Airways Corp. *	3,034	56,220
Spirit Airlines, Inc. *	532	17,774
United Continental Holdings, Inc. *	2,361	143,738
		502,045

Auto Components - 1.0%
BorgWarner, Inc.	1,630	83,505
Delphi Automotive plc	2,293	225,631
Gentex Corp.	2,170	42,966
Goodyear Tire & Rubber Co. (The)	2,220	73,815
Tenneco, Inc.	428	25,967
Visteon Corp. *	259	32,056
		483,940

Automobiles - 0.3%
Harley-Davidson, Inc.	1,445	69,663
Thor Industries, Inc.	417	52,505
		122,168

Banks - 5.5%
Associated Banc-Corp.	1,093	26,505
Bank of Hawaii Corp.	321	26,759
Bank of the Ozarks, Inc.	848	40,746
BankUnited, Inc.	785	27,922
BOK Financial Corp.	234	20,845
Chemical Financial Corp.	556	29,057
CIT Group, Inc.	1,052	51,601
Citizens Financial Group, Inc.	3,804	144,057
Comerica, Inc.	1,342	102,341
Commerce Bancshares, Inc.	752	43,443
Cullen/Frost Bankers, Inc.	417	39,582

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
East West Bancorp, Inc.	1,223	73,111
Fifth Third Bancorp	5,702	159,542
First Citizens BancShares, Inc., Class A	71	26,546
First Hawaiian, Inc.	1,031	31,229
First Horizon National Corp.	1,671	32,000
First Republic Bank	1,241	129,635
FNB Corp.	2,535	35,566
Fulton Financial Corp.	1,325	24,844
Hancock Holding Co.	659	31,929
Home BancShares, Inc.	881	22,219
Huntington Bancshares, Inc.	8,246	115,114
IBERIABANK Corp.	380	31,217
Investors Bancorp, Inc.	2,175	29,667
KeyCorp	8,629	162,398
M&T Bank Corp.	1,155	186,001
MB Financial, Inc.	563	25,346
PacWest Bancorp	1,000	50,510
People's United Financial, Inc.	2,663	48,307
Pinnacle Financial Partners, Inc.	608	40,706
Popular, Inc.	763	27,422
Prosperity Bancshares, Inc.	529	34,771
Regions Financial Corp.	9,685	147,503
Signature Bank *	399	51,088
Sterling Bancorp	1,034	25,488
SVB Financial Group *	401	75,023
Synovus Financial Corp.	847	39,013
Texas Capital Bancshares, Inc. *	393	33,719
UMB Financial Corp.	297	22,123
Umpqua Holdings Corp.	1,938	37,810
United Bankshares, Inc.	940	34,921
Valley National Bancorp	2,110	25,425
Webster Financial Corp.	632	33,212
Western Alliance Bancorp *	703	37,315
Wintrust Financial Corp.	440	34,456
Zions Bancorporation	1,549	73,082
		2,541,116

Beverages - 0.4%
Dr Pepper Snapple Group, Inc.	1,881	166,412

Biotechnology - 2.5%
ACADIA Pharmaceuticals, Inc. *	779	29,345
Alexion Pharmaceuticals, Inc. *	1,885	264,447
Alkermes plc *	1,276	64,872
Alnylam Pharmaceuticals, Inc. *	636	74,724
BioMarin Pharmaceutical, Inc. *	1,496	139,233
Bioverativ, Inc. *	851	48,567

8 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bluebird Bio, Inc. *	403	55,352
Exelixis, Inc. *	2,295	55,608
Incyte Corp. *	1,452	169,506
Intercept Pharmaceuticals, Inc. *	185	10,737
Ionis Pharmaceuticals, Inc. *	1,023	51,866
Kite Pharma, Inc. *	436	78,397
Seattle Genetics, Inc. *	749	40,753
TESARO, Inc. *	330	42,603
United Therapeutics Corp. *	412	48,282
		1,174,292

Building Products - 0.9%
Allegion plc	885	76,526
Fortune Brands Home & Security, Inc.	1,392	93,584
Masco Corp.	3,150	122,882
Owens Corning	1,058	81,836
USG Corp. *	923	30,136
		404,964

Capital Markets - 4.3%
Affiliated Managers Group, Inc.	445	84,474
Ameriprise Financial, Inc.	1,179	175,093
BGC Partners, Inc., Class A	1,976	28,593
CBOE Holdings, Inc.	880	94,714
E*Trade Financial Corp. *	2,136	93,151
Evercore, Inc., Class A	322	25,841
Federated Investors, Inc., Class B	960	28,512
Franklin Resources, Inc.	2,551	113,545
Interactive Brokers Group, Inc., Class A	3,283	147,866
Invesco Ltd.	3,093	108,379
Legg Mason, Inc.	733	28,814
LPL Financial Holdings, Inc.	796	41,050
MarketAxess Holdings, Inc.	312	57,567
Moody's Corp.	1,306	181,808
Morningstar, Inc.	129	10,964
MSCI, Inc.	714	83,467
Nasdaq, Inc.	916	71,054
Northern Trust Corp.	1,653	151,960
Raymond James Financial, Inc.	971	81,885
SEI Investments Co.	1,019	62,220
Stifel Financial Corp.	513	27,425
T. Rowe Price Group, Inc.	1,732	157,006
TD Ameritrade Holding Corp.	2,079	101,455
		1,956,843

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Chemicals - 1.9%
Axalta Coating Systems Ltd. *	4,071	117,733
Eastman Chemical Co.	2,712	245,409
International Flavors & Fragrances, Inc.	1,472	210,364
Mosaic Co. (The)	6,898	148,928
PolyOne Corp.	1,696	67,891
Sensient Technologies Corp.	811	62,382
		852,707

Commercial Services & Supplies - 1.2%
Cintas Corp.	828	119,464
Clean Harbors, Inc. *	425	24,097
Copart, Inc. *	1,951	67,056
Deluxe Corp.	437	31,884
Healthcare Services Group, Inc.	722	38,966
KAR Auction Services, Inc.	1,333	63,637
MSA Safety, Inc.	317	25,205
Pitney Bowes, Inc.	1,991	27,894
Republic Services, Inc.	2,231	147,380
UniFirst Corp.	178	26,967
		572,550

Communications Equipment - 1.9%
Arista Networks, Inc. *	363	68,828
ARRIS International plc *	1,441	41,054
Brocade Communications Systems, Inc.	3,205	38,300
Ciena Corp. *	1,090	23,947
CommScope Holding Co., Inc. *	1,611	53,501
EchoStar Corp., Class A *	863	49,390
F5 Networks, Inc. *	498	60,039
Finisar Corp. *	954	21,150
Harris Corp.	997	131,285
Juniper Networks, Inc.	3,070	85,438
Lumentum Holdings, Inc. *	493	26,795
Motorola Solutions, Inc.	1,417	120,261
NetScout Systems, Inc. *	717	23,195
Palo Alto Networks, Inc. *	799	115,136
Ubiquiti Networks, Inc. *(a)	205	11,484
		869,803

Construction & Engineering - 0.3%
Dycom Industries, Inc. *	302	25,936
EMCOR Group, Inc.	571	39,616
Quanta Services, Inc. *	1,360	50,823
Valmont Industries, Inc.	285	45,058
		161,433

10 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Consumer Finance - 1.2%
Ally Financial, Inc.	3,695	89,641
Credit Acceptance Corp. *	97	27,176
Discover Financial Services	2,985	192,473
OneMain Holdings, Inc. *	933	26,301
SLM Corp. *	3,111	35,683
Synchrony Financial	5,960	185,058
		556,332

Containers & Packaging - 3.3%
AptarGroup, Inc.	1,313	113,325
Avery Dennison Corp.	1,705	167,670
Ball Corp.	6,734	278,114
Berry Global Group, Inc. *	2,507	142,021
Crown Holdings, Inc. *	2,501	149,360
Greif, Inc., Class A	927	54,267
Owens-Illinois, Inc. *	2,917	73,392
Sealed Air Corp.	3,570	152,510
Sonoco Products Co.	1,933	97,520
WestRock Co.	4,978	282,402
		1,510,581

Distributors - 0.5%
Genuine Parts Co.	1,186	113,441
LKQ Corp. *	2,566	92,350
Pool Corp.	324	35,047
		240,838

Diversified Consumer Services - 0.4%
Bright Horizons Family Solutions, Inc. *	405	34,915
Graham Holdings Co., Class B	41	23,989
Grand Canyon Education, Inc. *	441	40,052
Service Corp. International	1,531	52,819
ServiceMaster Global Holdings, Inc. *	1,051	49,113
		200,888

Diversified Financial Services - 0.1%
Voya Financial, Inc.	1,359	54,211

Diversified Telecommunication Services - 0.5%
CenturyLink, Inc. (a)	3,880	73,332
Level 3 Communications, Inc. *	2,187	116,545
Zayo Group Holdings, Inc. *	1,225	42,165
		232,042

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electric Utilities - 2.0%
Alliant Energy Corp.	3,849	160,003
Eversource Energy	5,162	311,991
Portland General Electric Co.	1,487	67,867
Xcel Energy, Inc.	8,228	389,349
		929,210

Electrical Equipment - 1.3%
Acuity Brands, Inc.	400	68,512
AMETEK, Inc.	2,136	141,061
EnerSys	421	29,121
Hubbell, Inc.	517	59,982
Regal-Beloit Corp.	406	32,074
Rockwell Automation, Inc.	1,209	215,456
Sensata Technologies Holding NV *	1,571	75,518
		621,724

Electronic Equipment, Instruments & Components - 1.7%
Arrow Electronics, Inc. *	807	64,891
Avnet, Inc.	945	37,139
CDW Corp.	1,269	83,754
Coherent, Inc. *	187	43,977
Dolby Laboratories, Inc., Class A	892	51,308
FLIR Systems, Inc.	1,139	44,318
IPG Photonics Corp. *	323	59,774
Jabil, Inc.	1,626	46,422
Keysight Technologies, Inc. *	1,535	63,948
National Instruments Corp.	832	35,085
SYNNEX Corp.	257	32,513
Tech Data Corp. *	253	22,479
Trimble, Inc. *	2,053	80,580
Universal Display Corp.	350	45,098
Zebra Technologies Corp., Class A *	479	52,010
		763,296

Energy Equipment & Services - 3.6%
Baker Hughes a GE Co.	16,515	604,779
Core Laboratories NV	1,742	171,935
National Oilwell Varco, Inc.	14,507	518,335
Oceaneering International, Inc.	3,755	98,644
US Silica Holdings, Inc.	2,995	93,055
Weatherford International plc *(a)	37,243	170,573
		1,657,321

Food & Staples Retailing - 0.4%
Casey's General Stores, Inc.	367	40,168
Performance Food Group Co. *	867	24,493

12 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
PriceSmart, Inc.	259	23,116
Rite Aid Corp. *	9,195	18,022
Sprouts Farmers Market, Inc. *	1,532	28,755
US Foods Holding Corp. *	1,504	40,157
		174,711

Food Products - 3.1%
B&G Foods, Inc.	695	22,136
Blue Buffalo Pet Products, Inc. *	1,112	31,525
Bunge Ltd.	1,405	97,591
Campbell Soup Co.	1,750	81,935
Conagra Brands, Inc.	4,288	144,677
Flowers Foods, Inc.	2,047	38,504
Hain Celestial Group, Inc. (The) *	1,124	46,253
Hershey Co. (The)	2,049	223,689
Hormel Foods Corp.	2,829	90,924
Ingredion, Inc.	747	90,118
J. M. Smucker Co. (The)	1,137	119,306
Lamb Weston Holdings, Inc.	1,463	68,600
Lancaster Colony Corp.	192	23,063
McCormick & Co., Inc.	1,342	137,743
Pinnacle Foods, Inc.	1,168	66,775
Post Holdings, Inc. *	680	60,024
Snyder's-Lance, Inc.	930	35,470
TreeHouse Foods, Inc. *	543	36,777
		1,415,110

Gas Utilities - 1.3%
Atmos Energy Corp.	1,719	144,121
New Jersey Resources Corp.	1,301	54,837
ONE Gas, Inc.	853	62,815
Southwest Gas Holdings, Inc.	858	66,598
Spire, Inc.	781	58,302
UGI Corp.	2,792	130,833
WGL Holdings, Inc.	851	71,654
		589,160

Health Care Equipment & Supplies - 3.0%
ABIOMED, Inc. *	374	63,056
Alere, Inc. *	694	35,387
Align Technology, Inc. *	607	113,066
Cantel Medical Corp.	307	28,910
Cooper Cos., Inc. (The)	404	95,792
DENTSPLY SIRONA, Inc.	1,852	110,768
DexCom, Inc. *	805	39,385
Edwards Lifesciences Corp. *	1,740	190,199
Globus Medical, Inc., Class A *	809	24,043

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hill-Rom Holdings, Inc.	521	38,554
Hologic, Inc. *	2,482	91,065
ICU Medical, Inc. *	142	26,391
IDEXX Laboratories, Inc. *	708	110,087
Masimo Corp. *	449	38,865
NuVasive, Inc. *	361	20,021
ResMed, Inc.	1,160	89,274
STERIS plc	734	64,886
Teleflex, Inc.	371	89,771
Varian Medical Systems, Inc. *	770	77,046
West Pharmaceutical Services, Inc.	583	56,120
		1,402,686

Health Care Providers & Services - 2.6%
Acadia Healthcare Co., Inc. *	645	30,805
AmerisourceBergen Corp.	1,436	118,829
Cardinal Health, Inc.	2,699	180,617
Centene Corp. *	1,470	142,252
Chemed Corp.	129	26,064
DaVita, Inc. *	1,216	72,218
Envision Healthcare Corp. *	921	41,399
HealthSouth Corp.	787	36,478
Henry Schein, Inc. *	1,282	105,111
Laboratory Corp. of America Holdings *	839	126,664
Mednax, Inc. *	887	38,247
Molina Healthcare, Inc. *	370	25,441
Patterson Cos., Inc.	667	25,780
Premier, Inc., Class A *	1,332	43,383
Quest Diagnostics, Inc.	1,111	104,034
WellCare Health Plans, Inc. *	348	59,766
		1,177,088

Health Care Technology - 0.7%
athenahealth, Inc. *	314	39,049
Cerner Corp. *	2,654	189,283
Cotiviti Holdings, Inc. *	236	8,491
Medidata Solutions, Inc. *	443	34,581
Veeva Systems, Inc., Class A *	1,211	68,313
		339,717

Hotels, Restaurants & Leisure - 2.7%
Aramark	2,052	83,332
Buffalo Wild Wings, Inc. *	149	15,749
Chipotle Mexican Grill, Inc. *	200	61,566
Choice Hotels International, Inc.	238	15,208
Cracker Barrel Old Country Store, Inc.	194	29,414
Darden Restaurants, Inc.	1,006	79,253

14 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Domino's Pizza, Inc.	416	82,597
Dunkin' Brands Group, Inc.	710	37,687
Hilton Worldwide Holdings, Inc.	1,707	118,551
Hyatt Hotels Corp., Class A *	1,068	65,992
ILG, Inc.	999	26,703
Jack in the Box, Inc.	263	26,805
Marriott Vacations Worldwide Corp.	176	21,917
Papa John's International, Inc.	241	17,610
Royal Caribbean Cruises Ltd.	1,470	174,254
Six Flags Entertainment Corp.	650	39,611
Texas Roadhouse, Inc.	627	30,811
Vail Resorts, Inc.	339	77,333
Wendy's Co. (The)	2,110	32,768
Wyndham Worldwide Corp.	882	92,972
Yum China Holdings, Inc. *	3,117	124,586
		1,254,719

Household Durables - 1.7%
CalAtlantic Group, Inc.	706	25,861
Garmin Ltd.	1,004	54,186
Helen of Troy Ltd. *	228	22,093
Leggett & Platt, Inc.	1,220	58,231
Lennar Corp., Class A	2,103	111,038
Mohawk Industries, Inc. *	539	133,408
Newell Brands, Inc.	4,192	178,873
Tempur Sealy International, Inc. *	404	26,066
Toll Brothers, Inc.	1,141	47,317
Tupperware Brands Corp.	442	27,324
Whirlpool Corp.	589	108,635
		793,032

Household Products - 0.6%
Church & Dwight Co., Inc.	2,483	120,301
Clorox Co. (The)	1,350	178,079
		298,380

Independent Power and Renewable Electricity Producers - 0.2%
NRG Yield, Inc., Class C	3,033	58,537
Ormat Technologies, Inc.	589	35,958
		94,495

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	562	56,363
Roper Technologies, Inc.	957	232,934
		289,297

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Insurance - 4.7%
Alleghany Corp. *	113	62,603
American Financial Group, Inc.	503	52,035
American National Insurance Co.	171	20,192
Arch Capital Group Ltd. *	1,020	100,470
Arthur J. Gallagher & Co.	1,405	86,478
Aspen Insurance Holdings Ltd.	363	14,665
Assurant, Inc.	391	37,348
Assured Guaranty Ltd.	861	32,503
Axis Capital Holdings Ltd.	628	35,991
Brown & Brown, Inc.	894	43,082
Cincinnati Financial Corp.	1,162	88,974
CNO Financial Group, Inc.	1,212	28,288
Enstar Group Ltd. *	91	20,234
Everest Re Group Ltd.	213	48,647
First American Financial Corp.	848	42,375
Hanover Insurance Group, Inc. (The)	370	35,864
Hartford Financial Services Group, Inc. (The)	2,758	152,876
Lincoln National Corp.	1,688	124,034
Loews Corp.	2,247	107,541
Old Republic International Corp.	2,054	40,443
Primerica, Inc.	378	30,826
Principal Financial Group, Inc.	2,197	141,355
Progressive Corp. (The)	4,497	217,745
Reinsurance Group of America, Inc.	510	71,160
RenaissanceRe Holdings Ltd.	297	40,137
RLI Corp.	324	18,585
Torchmark Corp.	826	66,154
Unum Group	1,726	88,250
Validus Holdings Ltd.	628	30,904
White Mountains Insurance Group Ltd.	38	32,566
Willis Towers Watson plc	1,057	163,021
XL Group Ltd.	1,966	77,559
		2,152,905

Internet & Direct Marketing Retail - 0.5%
Expedia, Inc.	1,148	165,243
TripAdvisor, Inc. *	1,046	42,394
Wayfair, Inc., Class A *	477	32,150
		239,787

Internet Software & Services - 1.2%
Akamai Technologies, Inc. *	1,347	65,626
CoStar Group, Inc. *	268	71,891
GrubHub, Inc. *	734	38,652
IAC/InterActiveCorp *	674	79,249
j2 Global, Inc.	367	27,114

16 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
LogMeIn, Inc.	404	44,460
Twitter, Inc. *	5,138	86,678
VeriSign, Inc. *	748	79,580
Zillow Group, Inc., Class C *	1,299	52,233
		545,483

IT Services - 4.3%
Alliance Data Systems Corp.	381	84,411
Amdocs Ltd.	1,200	77,184
Black Knight Financial Services, Inc., Class A *	441	18,985
Booz Allen Hamilton Holding Corp.	1,179	44,083
Broadridge Financial Solutions, Inc.	1,043	84,295
CACI International, Inc., Class A *	201	28,009
Conduent, Inc. *	1,754	27,485
CoreLogic, Inc. *	770	35,589
CSRA, Inc.	1,496	48,276
DST Systems, Inc.	474	26,013
DXC Technology Co.	2,318	199,070
EPAM Systems, Inc. *	367	32,270
Euronet Worldwide, Inc. *	466	44,172
First Data Corp., Class A *	7,121	128,463
FleetCor Technologies, Inc. *	794	122,887
Gartner, Inc. *	728	90,571
Genpact Ltd.	1,023	29,411
Jack Henry & Associates, Inc.	661	67,944
Leidos Holdings, Inc.	1,192	70,590
MAXIMUS, Inc.	505	32,573
Paychex, Inc.	2,701	161,952
Sabre Corp.	1,847	33,431
Science Applications International Corp.	334	22,328
Square, Inc., Class A *	3,322	95,707
Teradata Corp. *	1,063	35,919
Total System Services, Inc.	1,334	87,377
Vantiv, Inc., Class A *	1,658	116,839
Western Union Co. (The)	4,044	77,645
WEX, Inc. *	295	33,105
		1,956,584

Leisure Products - 0.5%
Brunswick Corp.	760	42,537
Hasbro, Inc.	996	97,279
Mattel, Inc.	2,719	42,090
Polaris Industries, Inc. (a)	526	55,036
		236,942

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Life Sciences Tools & Services - 2.4%
Agilent Technologies, Inc.	2,732	175,394
Bio-Rad Laboratories, Inc., Class A *	209	46,444
Bio-Techne Corp.	293	35,421
Bruker Corp.	755	22,461
Charles River Laboratories International, Inc. *	422	45,584
Illumina, Inc. *	1,239	246,809
INC Research Holdings, Inc., Class A *	413	21,600
Mettler-Toledo International, Inc. *	210	131,494
PAREXEL International Corp. *	424	37,346
PerkinElmer, Inc.	884	60,969
PRA Health Sciences, Inc. *	399	30,392
Quintiles IMS Holdings, Inc. *	1,251	118,933
VWR Corp. *	781	25,859
Waters Corp. *	648	116,329
		1,115,035

Machinery - 6.1%
AGCO Corp.	581	42,860
Allison Transmission Holdings, Inc.	1,433	53,780
Barnes Group, Inc.	454	31,980
Colfax Corp. *	897	37,351
Crane Co.	500	39,995
Cummins, Inc.	1,432	240,619
Donaldson Co., Inc.	1,288	59,171
Dover Corp.	1,466	133,978
Flowserve Corp.	1,387	59,072
Fortive Corp.	2,794	197,787
Graco, Inc.	536	66,298
IDEX Corp.	677	82,235
Ingersoll-Rand plc	2,356	210,085
ITT, Inc.	795	35,195
Kennametal, Inc.	691	27,875
Lincoln Electric Holdings, Inc.	574	52,624
Middleby Corp. (The) *	518	66,392
Nordson Corp.	444	52,614
Oshkosh Corp.	665	54,889
PACCAR, Inc.	3,251	235,177
Parker-Hannifin Corp.	1,267	221,750
Pentair plc	1,467	99,697
Snap-on, Inc.	514	76,591
Stanley Black & Decker, Inc.	1,438	217,095
Terex Corp.	829	37,322
Timken Co. (The)	692	33,597
Toro Co. (The)	971	60,260
WABCO Holdings, Inc. *	488	72,224

18 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Wabtec Corp. (a)	834	63,176
Woodward, Inc.	614	47,653
Xylem, Inc.	1,614	101,085
		2,810,427

Media - 2.3%
AMC Entertainment Holdings, Inc., Class A	1,154	16,964
AMC Networks, Inc., Class A *	539	31,515
Cable One, Inc.	41	29,607
Cinemark Holdings, Inc.	817	29,584
Discovery Communications, Inc., Class A *	3,080	65,573
Interpublic Group of Cos., Inc. (The)	3,139	65,260
John Wiley & Sons, Inc., Class A	386	20,651
Liberty Broadband Corp., Class C *	1,437	136,946
Lions Gate Entertainment Corp., Class A *	1,376	46,027
Live Nation Entertainment, Inc. *	1,221	53,175
Madison Square Garden Co. (The), Class A *	164	35,112
Omnicom Group, Inc.	2,058	152,436
Regal Entertainment Group, Class A	1,388	22,208
Scripps Networks Interactive, Inc., Class A	1,072	92,074
Sinclair Broadcast Group, Inc., Class A	916	29,358
Sirius XM Holdings, Inc.	11,766	64,948
TEGNA, Inc.	1,811	24,141
Tribune Media Co., Class A	504	20,593
Viacom, Inc., Class B	3,722	103,621
		1,039,793

Metals & Mining - 1.4%
Nucor Corp.	5,928	332,205
Reliance Steel & Aluminum Co.	1,390	105,876
Steel Dynamics, Inc.	4,698	161,940
Worthington Industries, Inc.	886	40,756
		640,777

Multi-Utilities - 1.8%
CenterPoint Energy, Inc.	6,989	204,149
CMS Energy Corp.	4,594	212,794
Consolidated Edison, Inc.	5,060	408,241
		825,184

Multiline Retail - 0.8%
Dollar General Corp.	2,284	185,118
Kohl's Corp.	1,484	67,745
Macy's, Inc.	2,431	53,044
Nordstrom, Inc.	938	44,227
		350,134

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Personal Products - 0.3%
Coty, Inc., Class A	4,854	80,237
Edgewell Personal Care Co. *	544	39,587
		119,824

Pharmaceuticals - 0.7%
Akorn, Inc. *	633	21,009
Catalent, Inc. *	1,103	44,032
Endo International plc *	1,420	12,162
Jazz Pharmaceuticals plc *	513	75,026
Medicines Co. (The) *	521	19,298
Nektar Therapeutics *	1,302	31,248
Perrigo Co. plc	1,091	92,353
Prestige Brands Holdings, Inc. *	385	19,285
		314,413

Professional Services - 1.1%
Dun & Bradstreet Corp. (The)	372	43,305
Manpowergroup, Inc.	619	72,931
Nielsen Holdings plc	3,134	129,904
Robert Half International, Inc.	1,072	53,964
TransUnion *	1,363	64,415
Verisk Analytics, Inc. *	1,440	119,794
		484,313

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A *	2,597	98,374
Jones Lang LaSalle, Inc.	407	50,265
Realogy Holdings Corp.	1,205	39,705
		188,344

Road & Rail - 0.6%
AMERCO	82	30,742
Genesee & Wyoming, Inc., Class A *	572	42,334
Kansas City Southern	952	103,463
Landstar System, Inc.	415	41,355
Ryder System, Inc.	441	37,286
		255,180

Semiconductors & Semiconductor Equipment - 3.4%
Advanced Energy Industries, Inc. *	321	25,924
Advanced Micro Devices, Inc. *	6,957	88,702
Cavium, Inc. *	573	37,784
Cirrus Logic, Inc. *	522	27,833
Cree, Inc. *	737	20,776
Cypress Semiconductor Corp.	2,741	41,170
Entegris, Inc. *	1,214	35,024

20 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First Solar, Inc. *	622	28,537
Integrated Device Technology, Inc. *	1,013	26,926
KLA-Tencor Corp.	1,349	142,994
Lam Research Corp.	1,364	252,395
Marvell Technology Group Ltd.	3,772	67,519
Maxim Integrated Products, Inc.	2,347	111,975
Microchip Technology, Inc.	1,928	173,096
ON Semiconductor Corp. *	3,641	67,249
Silicon Laboratories, Inc. *	375	29,962
Skyworks Solutions, Inc.	1,475	150,302
Teradyne, Inc.	1,553	57,911
Versum Materials, Inc.	931	36,141
Xilinx, Inc.	2,019	143,006
		1,565,226

Software - 4.4%
ANSYS, Inc. *	690	84,684
Aspen Technology, Inc. *	610	38,314
Atlassian Corp. plc, Class A *	1,819	63,938
Autodesk, Inc. *	1,857	208,467
Blackbaud, Inc.	376	33,013
CA, Inc.	2,656	88,657
CDK Global, Inc.	1,082	68,263
Citrix Systems, Inc. *	1,161	89,188
Ellie Mae, Inc. *	247	20,286
Fair Isaac Corp.	251	35,266
Fortinet, Inc. *	1,317	47,201
Guidewire Software, Inc. *	568	44,225
Manhattan Associates, Inc. *	493	20,494
Paycom Software, Inc. *	465	34,856
Proofpoint, Inc. *	328	28,608
PTC, Inc. *	905	50,933
Red Hat, Inc. *	1,528	169,394
ServiceNow, Inc. *	1,416	166,423
Splunk, Inc. *	1,169	77,657
Symantec Corp.	5,042	165,428
Synopsys, Inc. *	1,317	106,058
Tableau Software, Inc., Class A *	623	46,657
Take-Two Interactive Software, Inc. *	871	89,042
Ultimate Software Group, Inc. (The) *	235	44,556
Workday, Inc., Class A *	1,742	183,589
		2,005,197

Specialty Retail - 2.9%
Advance Auto Parts, Inc.	660	65,472
AutoNation, Inc. *	655	31,086
AutoZone, Inc. *	228	135,685

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bed Bath & Beyond, Inc.	1,072	25,160
Best Buy Co., Inc.	2,263	128,901
Burlington Stores, Inc. *	621	59,281
CarMax, Inc. *	1,539	116,672
Dick's Sporting Goods, Inc.	958	25,876
Foot Locker, Inc.	1,148	40,433
Gap, Inc. (The)	1,940	57,288
L Brands, Inc.	2,002	83,303
Michaels Cos., Inc. (The) *	984	21,126
Murphy USA, Inc. *	250	17,250
O'Reilly Automotive, Inc. *	743	160,020
Penske Automotive Group, Inc.	348	16,554
Sally Beauty Holdings, Inc. *	1,140	22,321
Signet Jewelers Ltd. (a)	544	36,203
Tiffany & Co.	885	81,225
Tractor Supply Co.	1,041	65,885
Ulta Salon, Cosmetics & Fragrance, Inc. *	502	113,482
Williams-Sonoma, Inc.	662	33,007
		1,336,230

Technology Hardware, Storage & Peripherals - 1.1%
NCR Corp. *	991	37,182
NetApp, Inc.	2,340	102,398
Seagate Technology plc	2,269	75,263
Western Digital Corp.	2,491	215,223
Xerox Corp.	1,656	55,128
		485,194

Textiles, Apparel & Luxury Goods - 1.6%
Carter's, Inc.	402	39,697
Coach, Inc.	2,293	92,362
Columbia Sportswear Co.	208	12,809
Hanesbrands, Inc.	2,992	73,723
lululemon athletica, Inc. *	868	54,033
Michael Kors Holdings Ltd. *	1,364	65,267
PVH Corp.	669	84,334
Ralph Lauren Corp.	663	58,536
Skechers U.S.A., Inc., Class A *	1,340	33,621
Under Armour, Inc., Class A *	3,394	55,933
VF Corp.	2,784	176,979
		747,294

Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd. *	644	26,082
MGIC Investment Corp. *	3,031	37,978
New York Community Bancorp, Inc.	4,142	53,390

22 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Radian Group, Inc.	1,901	35,530
TFS Financial Corp.	652	10,517
Washington Federal, Inc.	707	23,791
		187,288

Trading Companies & Distributors - 1.2%
Air Lease Corp.	827	35,247
Beacon Roofing Supply, Inc. *	564	28,905
Fastenal Co.	2,768	126,165
HD Supply Holdings, Inc. *	1,680	60,598
MSC Industrial Direct Co., Inc., Class A	535	40,430
United Rentals, Inc. *	744	103,223
Univar, Inc. *	1,057	30,579
W.W. Grainger, Inc.	488	87,718
WESCO International, Inc. *	485	28,251
		541,116

Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	851	61,425

Water Utilities - 0.7%
American Water Works Co., Inc.	2,915	235,853
Aqua America, Inc.	2,992	99,304
		335,157

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	701	19,551
United States Cellular Corp. *	370	13,098
		32,649

Total Common Stocks (Cost $41,691,906)		45,452,935

RIGHTS - 0.0% (b)
Biotechnology - 0.0% (b)
Dyax Corp. CVR, Exp. 12/31/19 *(c)(d)	151	167

Total Rights (Cost $167)		167

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.9%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	407,011	407,011

Total Time Deposit (Cost $407,011)		407,011

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	233,542	233,542

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $233,542)		233,542

TOTAL INVESTMENTS (Cost $42,332,626) - 100.2%		46,093,655
Other assets and liabilities, net - (0.2%)		(87,033)
NET ASSETS - 100.0%		46,006,622

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NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $225,813 as of September 30, 2017.
(b) Amount is less than 0.05%.
(c) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(d) Restricted security, acquired on January 25, 2016 with an acquisition cost of $167. Total market value of the restricted security amounts to $167, which represents less than 0.05% of the net assets of the Fund as of September 30, 2017.

Abbreviations:
CVR:	Contingent Value Rights

See notes to financial statements.

24 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $42,332,626) - including $225,813 of securities on loan	$46,093,655
Receivable for capital shares sold	1,551,926
Dividends and interest receivable	37,949
Securities lending income receivable	141
Receivable from affiliates	1,369
Directors' deferred compensation plan	4,281
Total assets	47,689,321

LIABILITIES
Payable for investments purchased	1,375,956
Payable for capital shares redeemed	26,364
Deposits for securities loaned	233,542
Payable to affiliates:
Investment advisory fee	5,341
Distribution and service fees	3,473
Sub-transfer agency fee	284
Directors' deferred compensation plan	4,281
Accrued expenses	33,458
Total liabilities	1,682,699
NET ASSETS	$46,006,622

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$41,537,961
Accumulated undistributed net investment income	379,856
Accumulated undistributed net realized gain	327,776
Net unrealized appreciation (depreciation)	3,761,029
Total	$46,006,622

NET ASSET VALUE PER SHARE
Class A (based on net assets of $14,339,343 and 586,654 shares outstanding)	$24.44
Class C (based on net assets of $801,921 and 33,141 shares outstanding)	$24.20
Class I (based on net assets of $21,074,971 and 858,022 shares outstanding)	$24.56
Class Y (based on net assets of $9,790,387 and 400,834 shares outstanding)	$24.43

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$25.66
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $426)	$625,763
Interest income	922
Securities lending income, net	3,666
Total investment income	630,351

EXPENSES
Investment advisory fee	40,443
Administrative fee	32,354
Distribution and service fees:
Class A	18,723
Class C	5,430
Directors' fees and expenses	2,331
Custodian fees	67,153
Transfer agency fees and expenses:
Class A	15,571
Class C	4,028
Class I	3,413
Class Y	8,209
Accounting fees	16,859
Professional fees	23,712
Registration fees:
Class A	18,212
Class C	18,504
Class I	17,712
Class Y	18,276
Reports to shareholders	8,538
Miscellaneous	20,310
Total expenses	339,778
Waiver and/or reimbursement of expenses by affiliates	(239,641)
Reimbursement of expenses-other	(387)
Net expenses	99,750
Net investment income (loss)	530,601

26 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	565,392
Foreign currency transactions	10
565,402

Net change in unrealized appreciation (depreciation) on investment securities - unaffiliated issuers	2,918,019

Net realized and unrealized gain (loss)	3,483,421

Net increase (decrease) in net assets resulting from operations	$4,014,022
See notes to financial statements.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)
Operations:
Net investment income (loss)	$530,601	$122,566
Net realized gain (loss)	565,402	121,504
Net change in unrealized appreciation (depreciation)	2,918,019	843,010
Net increase (decrease) in net assets resulting from operations	4,014,022	1,087,080

Distributions to shareholders from:
Net investment income:
Class A shares	(45,214)	(5,576)
Class C shares	(1,752)	(164)
Class I shares	(41,532)	(7,271)
Class Y shares	(94,169)	(3,174)
Net realized gain:
Class A shares	(68,772)	—
Class C shares	(4,314)	—
Class I shares	(55,130)	—
Class Y shares	(82,385)	—
Total distributions to shareholders	(393,268)	(16,185)

Capital share transactions:
Class A shares	7,880,416	5,046,250
Class C shares	470,016	248,290
Class I shares	14,896,589	4,271,708
Class Y shares	2,782,466	5,719,238
Net increase (decrease) in net assets from capital share transactions	26,029,487	15,285,486

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,650,241	16,356,381

NET ASSETS
Beginning of year	16,356,381	—
End of year (including accumulated undistributed net investment income of $379,856 and $106,381, respectively)	$46,006,622	$16,356,381
(a) From October 30, 2015 inception.
See notes to financial statements.

28 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS A SHARES	2017	2016(a)
Net asset value, beginning	$21.25	$20.00
Income from investment operations:
Net investment income (b)	0.38	0.23
Net realized and unrealized gain (loss)	3.22	1.08
Total from investment operations	3.60	1.31
Distributions from:
Net investment income	(0.16)	(0.06)
Net realized gain	(0.25)	—
Total distributions	(0.41)	(0.06)
Total increase (decrease) in net asset value	3.19	1.25
Net asset value, ending	$24.44	$21.25
Total return (c)	17.12%	6.55%
Ratios to average net assets: (d)
Total expenses	1.53%	3.20%	(e)
Net expenses	0.57%	0.57%	(e)
Net investment income	1.64%	1.26%	(e)
Portfolio turnover	63%	42%
Net assets, ending (in thousands)	$14,339	$5,442

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS C SHARES	2017	2016(a)
Net asset value, beginning	$21.13	$20.00
Income from investment operations:
Net investment income (b)	0.23	0.09
Net realized and unrealized gain (loss)	3.18	1.07
Total from investment operations	3.41	1.16
Distributions from:
Net investment income	(0.09)	(0.03)
Net realized gain	(0.25)	—
Total distributions	(0.34)	(0.03)
Total increase (decrease) in net asset value	3.07	1.13
Net asset value, ending	$24.20	$21.13
Total return (c)	16.28%	5.82%
Ratios to average net assets: (d)
Total expenses	5.92%	17.55%	(e)
Net expenses	1.32%	1.32%	(e)
Net investment income	1.02%	0.52%	(e)
Portfolio turnover	63%	42%
Net assets, ending (in thousands)	$802	$261

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

30 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS I SHARES	2017	2016(a)
Net asset value, beginning	$21.31	$20.00
Income from investment operations:
Net investment income (b)	0.52	0.29
Net realized and unrealized gain (loss)	3.17	1.09
Total from investment operations	3.69	1.38
Distributions from:
Net investment income	(0.19)	(0.07)
Net realized gain	(0.25)	—
Total distributions	(0.44)	(0.07)
Total increase (decrease) in net asset value	3.25	1.31
Net asset value, ending	$24.56	$21.31
Total return (c)	17.50%	6.91%
Ratios to average net assets: (d)
Total expenses	0.87%	2.72%	(e)
Net expenses	0.22%	0.22%	(e)
Net investment income	2.21%	1.62%	(e)
Portfolio turnover	63%	42%
Net assets, ending (in thousands)	$21,075	$4,791

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS Y SHARES	2017	2016(a)
Net asset value, beginning	$21.29	$20.00
Income from investment operations:
Net investment income (b)	0.45	0.29
Net realized and unrealized gain (loss)	3.21	1.06
Total from investment operations	3.66	1.35
Distributions from:
Net investment income	(0.27)	(0.06)
Net realized gain	(0.25)	—
Total distributions	(0.52)	(0.06)
Total increase (decrease) in net asset value	3.14	1.29
Net asset value, ending	$24.43	$21.29
Total return (c)	17.44%	6.79%
Ratios to average net assets: (d)
Total expenses	1.20%	3.93%	(e)
Net expenses	0.32%	0.32%	(e)
Net investment income	1.97%	1.59%	(e)
Portfolio turnover	63%	42%
Net assets, ending (in thousands)	$9,790	$5,863

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) was organized as a Maryland corporation on April 7, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert US Mid-Cap Core Responsible Index Fund (formerly, Calvert U.S. Mid Cap Core Responsible Index Fund) (the “Fund”). The Corporation is authorized to issue two billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for

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which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3*	TOTAL
Common Stocks	$45,452,935	**	$—	$—	$45,452,935
Rights	—		—	167	167
Time Deposit	—		407,011	—	407,011
Short Term Investment of Cash Collateral for Securities Loaned	233,542		—	—	233,542
TOTAL	$45,686,477		$407,011	$167	$46,093,655

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

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Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included in the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.15% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $40,443, of which $33,807 was paid to CRM and $6,636 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.57%, 1.32%, 0.22% and 0.32% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $135,633 and CIM waived or reimbursed expenses of $71,654.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive the administrative fee through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived the administrative fee for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees of $27,046, all of which were waived and CIAS was paid administrative fees of $5,308, all of which were waived.

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As of December 31, 2016, the Fund has in effect new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and shareholders of the Fund. Pursuant to the Class A Plan and Class C Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares and Class C shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $18,723 or 0.25% per annum of Class A’s average daily net assets, of which $15,107 was paid to EVD and $3,616 was paid to CID, and $5,430 or 1.00% per annum of Class C’s average daily net assets, of which $4,603 was paid to EVD and $827 was paid to CID.
The Fund was informed that EVD and CID received $5,467 and $863, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $1,642 and $1,518, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $2,374 and shareholder servicing fees paid to CIS were $230. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $387, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $42,815,585 and $17,049,575, respectively.
The tax character of distributions declared for the year ended September 30, 2017 and the period ended September 30, 2016 was as follows:

	Year Ended September 30, 2017	Period Ended September 30, 2016 (a)
Distributions declared from:
Ordinary income	$393,268	$16,185
(a) From October 30, 2015 inception.

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During the year ended September 30, 2017, accumulated undistributed net realized gain was decreased by $148,529, accumulated undistributed net investment income was decreased by $74,459 and paid-in capital was increased by $222,988 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$882,729
Undistributed long-term capital gains	$414,918
Net unrealized appreciation (depreciation)	$3,171,014
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and distributions from REITs.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$42,922,641
Gross unrealized appreciation	$4,214,364
Gross unrealized depreciation	(1,043,350)
Net unrealized appreciation (depreciation)	$3,171,014
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan was $225,813 and the total value of collateral received was $233,542.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$233,542	$—	$—	$—	$233,542
Total					$233,542
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $11,485 and 2.05%, respectively.

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NOTE F — CAPITAL SHARES
Transactions in capital shares for the year ended September 30, 2017 and the period ended September 30, 2016 were as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016 (a)
	Shares	Amount	Shares	Amount
Class A
Shares sold	474,805	$11,202,036	322,416	$6,222,322
Reinvestment of distributions	4,970	110,513	284	5,576
Shares redeemed	(149,201)	(3,432,133)	(66,620)	(1,181,648)
Net increase	330,574	$7,880,416	256,080	$5,046,250

Class C
Shares sold	26,212	$592,894	13,175	$265,418
Reinvestment of distributions	274	6,066	8	164
Shares redeemed	(5,706)	(128,944)	(822)	(17,292)
Net increase	20,780	$470,016	12,361	$248,290

Class I
Shares sold	834,909	$19,565,148	264,246	$5,090,248
Reinvestment of distributions	4,336	96,662	371	7,271
Shares redeemed	(206,075)	(4,765,221)	(39,765)	(825,811)
Net increase	633,170	$14,896,589	224,852	$4,271,708

Class Y
Shares sold	238,503	$5,387,393	277,213	$5,757,428
Reinvestment of distributions	7,945	176,424	162	3,174
Shares redeemed	(121,036)	(2,781,351)	(1,953)	(41,364)
Net increase	125,412	$2,782,466	275,422	$5,719,238

(a) From October 30, 2015 inception.
At September 30, 2017, Calvert Moderate Allocation Fund owned 18.5% of the value of the outstanding shares of the Fund.
The Board approved the termination of the Fund’s Class C and Class Y shares. Effective December 8, 2017, Class C shares of the Fund will convert to Class A shares and Class Y shares will convert to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares will be terminated.
NOTE G — NAME CHANGE
Effective November 6, 2017, the name of Calvert US Mid-Cap Core Responsible Index Fund was changed from Calvert U.S. Mid Cap Core Responsible Index Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Mid-Cap Core Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert US Mid-Cap Core Responsible Index Fund (formerly, Calvert U.S. Mid Cap Core Responsible Index Fund) (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert US Mid-Cap Core Responsible Index Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

40 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

FEDERAL TAX
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund designates approximately $382,142, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 36.97% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $486,218 or, if subsequently determined to be different, the net capital gain of such year.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 41

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

42 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 43

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

44 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT U.S. MID-CAP CORE RESPONSIBLE INDEX FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24193 9.30.17

Calvert International Responsible Index Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Federal Tax
44	Management and Organization
46	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in early 2017.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
U.S. equities retreated again in August amid rising geopolitical tensions over the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. From a sector perspective, energy stocks delivered notable performance in the quarter as oil prices rose and refinery damage from Hurricane Harvey constricted supplies. The massive flood damage from the hurricane also helped boost auto sales, which rose in September after declining for much of 2017.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, rose 18.61%. The technology-laden NASDAQ Composite Index delivered a 23.68% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index, generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

The Calvert International Responsible Index Fund (the Fund) uses a passive investment strategy to seek to track the performance of the Calvert International Responsible Index (the Index). This is accomplished by investing in all, or virtually all, of the stocks in the Index in approximately the same proportion. The Index is comprised of stocks of companies located in major markets in Europe, the Pacific, Asia and Canada that are selected based on their environmental, social and government (ESG) profile that meet the Calvert Principles for Responsible Investing. The Index reconstitutes semi-annually and is rebalanced quarterly.
Fund Performance
For the fiscal year ending September 30, 2017, the Fund’s Class A shares at net asset value (NAV) had a total return of 17.98%. By comparison, the Fund’s primary benchmark, which is the Index, returned 18.87% during the period.
The Fund's underperformance versus its benchmark was due to Fund expenses and fees, which the Index does not incur.
All of the Fund's 11 economic sectors delivered positive results for the 12-month period. The weakest performing sectors were telecommunications services, energy and consumer staples. The strongest performing sectors were financials, information technology and materials.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Thomas C. Seto of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	17.98%	—%	9.13%
Class A with 4.75% Maximum Sales Charge	—	—	12.37	—	6.40
Class C at NAV	10/30/2015	10/30/2015	17.08	—	8.33
Class C with 1% Maximum Sales Charge	—	—	16.08	—	8.33
Class I at NAV	10/30/2015	10/30/2015	18.42	—	9.52
Class Y at NAV	10/30/2015	10/30/2015	18.28	—	9.41

Calvert International Responsible Index	—	—	18.87%	—%	9.22%
MSCI World ex USA Index	—	—	18.73	7.80	9.16

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		5.57%	20.71%	4.85%	5.67%
Net		0.63	1.38	0.28	0.38

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/30/2015	$11,662	N.A.
Class I	$100,000	10/30/2015	$119,088	N.A.
Class Y	$10,000	10/30/2015	$11,886	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Financials	23.1%	Nestle SA	2.0%
Industrials	14.1%	Unilever plc	1.9%
Consumer Discretionary	11.8%	Novartis AG	1.3%
Information Technology	10.4%	Roche Holding AG	1.3%
Consumer Staples	10.1%	Toyota Motor Corp.	1.2%
Health Care	9.9%	Royal Bank of Canada	0.9%
Materials	8.3%	Siemens AG	0.9%
Telecommunication Services	4.6%	Taiwan Semiconductor Manufacturing Co. Ltd.	0.9%
Utilities	3.3%	Sanofi SA	0.9%
Energy	2.0%	Toronto-Dominion Bank (The)	0.9%
Real Estate	1.8%	Total	12.2%
Time Deposit	0.6%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]  The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2] Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Calvert International Responsible Index is comprised of stocks in developed markets outside of the U.S. that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. MSCI World ex USA Index is an unmanaged index of equity securities in the developed markets, excluding the United States. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3] Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

   Important Notice to Shareholders
Effective November 6, 2017, the name of Calvert International Responsible Index Fund was changed from Calvert Developed Markets Ex-U.S. Responsible Index Fund. In addition, the name of Calvert International Responsible Index was changed from Calvert Developed Markets Ex-U.S. Responsible Index.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,118.60	$3.29**	0.62%
Class C	$1,000.00	$1,114.40	$7.21**	1.36%
Class I	$1,000.00	$1,120.10	$1.43**	0.27%
Class Y	$1,000.00	$1,119.70	$1.97**	0.37%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.96	$3.14**	0.62%
Class C	$1,000.00	$1,018.25	$6.88**	1.36%
Class I	$1,000.00	$1,023.71	$1.37**	0.27%
Class Y	$1,000.00	$1,023.21	$1.88**	0.37%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 99.2%
Australia - 4.9%
Amcor Ltd.	9,153	109,473
AMP Ltd.	11,742	44,587
ASX Ltd.	698	28,769
Australia & New Zealand Banking Group Ltd.	11,105	258,675
Boral Ltd.	10,023	53,442
Brambles Ltd.	5,416	38,335
Coca-Cola Amatil Ltd.	2,321	14,089
Cochlear Ltd.	164	20,514
Commonwealth Bank of Australia	6,618	391,873
Computershare Ltd.	2,726	31,014
CSL Ltd.	1,786	188,018
Insurance Australia Group Ltd.	8,631	43,227
Medibank Pvt Ltd.	8,009	18,376
National Australia Bank Ltd.	10,145	251,524
Qantas Airways Ltd.	8,972	41,095
QBE Insurance Group Ltd.	4,435	34,964
Ramsay Health Care Ltd.	338	16,538
REA Group Ltd.	593	31,235
Sonic Healthcare Ltd.	1,982	32,570
Suncorp Group Ltd.	4,768	48,958
Telstra Corp. Ltd.	39,445	108,058
Westpac Banking Corp. (a)	12,877	323,902
Woolworths Ltd.	7,052	139,656
		2,268,892

Austria - 0.3%
ams AG	313	22,727
Andritz AG	266	15,373
Erste Group Bank AG	886	38,280
Raiffeisen Bank International AG *	604	20,244
Voestalpine AG	847	43,191
		139,815

Belgium - 1.1%
Ackermans & van Haaren NV	118	20,698
Ageas	1,283	60,344
bpost SA	432	12,848
Colruyt SA	492	25,209
KBC Groep NV	1,748	148,300
Proximus	907	31,268

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sofina SA	195	29,961
Telenet Group Holding NV *	289	19,130
UCB SA	811	57,799
Umicore SA	1,109	91,809
		497,366

Canada - 7.6%
Alimentation Couche-Tard, Inc., Class B	2,780	126,774
Bank of Montreal	2,306	174,519
Bank of Nova Scotia (The)	4,475	287,634
BCE, Inc.	2,631	123,268
Canadian Imperial Bank of Commerce	1,520	132,990
Canadian National Railway Co.	3,459	286,589
Canadian Pacific Railway Ltd.	588	98,764
Canadian Tire Corp. Ltd., Class A	235	29,257
CGI Group, Inc., Class A *	865	44,853
CI Financial Corp.	836	18,284
Constellation Software, Inc.	85	46,374
Dollarama, Inc.	453	49,568
Fairfax Financial Holdings Ltd.	87	45,275
George Weston Ltd.	196	17,067
Gildan Activewear, Inc.	1,537	48,029
Great-West Lifeco, Inc.	859	24,722
IGM Financial, Inc.	706	23,730
Intact Financial Corp.	702	57,988
Loblaw Cos. Ltd.	1,064	58,071
Magna International, Inc.	1,483	79,162
Metro, Inc.	1,245	42,815
National Bank of Canada	1,120	53,902
Open Text Corp.	1,159	37,396
Pembina Pipeline Corp.	5,894	206,804
Power Corp. of Canada	1,586	40,306
Power Financial Corp.	1,051	29,153
Restaurant Brands International, Inc.	1,679	107,254
Rogers Communications, Inc., Class B	1,352	69,716
Royal Bank of Canada	5,493	425,000
Saputo, Inc.	1,247	43,164
Shaw Communications, Inc., Class B	1,811	41,685
Sun Life Financial, Inc.	2,309	91,953
TELUS Corp.	1,856	66,758
Toronto-Dominion Bank (The)	7,132	401,541
Waste Connections, Inc.	1,211	84,722
		3,515,087

8 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Denmark - 1.6%
Chr Hansen Holding A/S	433	37,170
Coloplast A/S, Class B	324	26,343
Danske Bank A/S	2,167	86,839
DONG Energy A/S (b)	695	39,839
DSV A/S	619	46,893
Genmab A/S *	132	29,191
H Lundbeck A/S	46	2,659
ISS A/S	734	29,592
Jyske Bank A/S	377	21,795
Novo Nordisk A/S, Class B	4,873	234,288
Novozymes A/S, Class B	1,160	59,587
Pandora A/S	337	33,320
Rockwool International A/S, Class B	58	15,748
TDC A/S	558	3,272
Tryg A/S	75	1,734
Vestas Wind Systems A/S	783	70,381
William Demant Holding A/S *	561	14,832
		753,483

Finland - 1.2%
Elisa Oyj	412	17,749
Huhtamaki Oyj	757	30,573
Kesko Oyj, Class B	218	11,695
Kone Oyj, Class B	1,483	78,613
Metso Oyj	296	10,863
Neste Oyj	1,234	53,931
Nokia Oyj	17,422	104,680
Nokian Renkaat Oyj	359	15,975
Orion Oyj, Class B	545	25,306
Sampo Oyj, Class A	1,093	57,846
Stora Enso Oyj, Class R	2,924	41,360
UPM-Kymmene Oyj	1,762	47,805
Wartsila Oyj Abp	546	38,655
		535,051

France - 8.8%
Accor SA	887	44,114
Aeroports de Paris	127	20,530
Air Liquide SA	2,661	354,860
Alstom SA	624	26,513
Amundi SA (b)	352	29,268
Arkema SA	486	59,633
Atos SE	370	57,390
AXA SA	7,004	211,746
BioMerieux	183	14,897
Bouygues SA	812	38,546

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bureau Veritas SA	893	23,046
Capgemini SE	772	90,497
Carrefour SA	2,607	52,628
Casino Guichard-Perrachon SA	252	14,945
Cie de Saint-Gobain	2,259	134,591
Cie Generale des Etablissements Michelin	647	94,398
Cie Plastic Omnium SA	77	3,294
CNP Assurances	437	10,245
Credit Agricole SA	4,493	81,791
Danone SA	3,094	243,015
Dassault Systemes SE	542	54,836
Edenred	748	20,334
Eiffage SA	323	33,451
Elior Group SA (b)	831	22,017
Essilor International SA	632	78,328
Eutelsat Communications SA	616	18,235
Faurecia	294	20,402
Groupe Eurotunnel SE	1,725	20,796
Hermes International	115	58,021
Iliad SA	67	17,809
Imerys SA	191	17,258
Ingenico Group	222	21,046
Ipsen SA	125	16,632
JC Decaux SA	209	7,836
Kering	320	127,478
L'Oreal SA	1,195	253,392
Legrand SA	1,145	82,635
Natixis SA	2,709	21,680
Orange SA	5,735	93,905
Orpea	149	17,661
Peugeot SA	2,099	49,967
Publicis Groupe SA	805	56,315
Rexel SA	1,290	22,316
Rubis SCA	369	23,523
Sanofi SA	4,054	403,562
Sartorius Stedim Biotech	26	1,802
Schneider Electric SE	2,183	190,098
SCOR SE	819	34,348
SEB SA	95	17,434
Societe BIC SA	128	15,343
Societe Generale SA	2,700	158,224
Sodexo SA	395	49,241
Suez	3,758	68,617
Teleperformance	302	45,055
Ubisoft Entertainment SA *	309	21,267
Valeo SA	962	71,381
Veolia Environnement SA	4,756	109,902

10 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Vivendi SA	3,573	90,518
Wendel SA	93	15,065
Zodiac Aerospace	695	20,093
		4,073,770

Germany - 7.9%
adidas AG	626	141,768
Allianz SE	1,357	304,764
Axel Springer SE	183	11,770
Bayerische Motoren Werke AG	1,170	118,748
Beiersdorf AG	586	63,092
Brenntag AG	513	28,598
CECONOMY AG	986	11,611
Commerzbank AG *	3,091	42,153
Continental AG	332	84,318
Daimler AG	3,512	280,345
Deutsche Boerse AG	487	52,874
Deutsche Lufthansa AG	1,767	49,138
Deutsche Post AG	3,833	170,853
Deutsche Telekom AG	8,031	149,973
Deutsche Wohnen SE	1,125	47,811
Evonik Industries AG	1,031	36,861
Fielmann AG	26	2,254
Fraport AG Frankfurt Airport Services Worldwide	241	22,906
Freenet AG	568	19,009
Fresenius Medical Care AG & Co. KGaA	554	54,163
GEA Group AG	450	20,486
Hannover Rueck SE	148	17,850
HeidelbergCement AG	855	87,988
Hugo Boss AG	202	17,824
Infineon Technologies AG	4,026	101,505
K&S AG	1,120	30,532
KION Group AG	239	22,895
Lanxess AG	487	38,459
Linde AG	1,120	232,902
MAN SE	126	14,223
Merck KGAA	413	45,997
MTU Aero Engines AG	211	33,695
Muenchener Rueckversicherungs-Gesellschaft AG	493	105,515
OSRAM Licht AG	278	22,204
ProSiebenSat.1 Media SE	910	31,054
Rational AG	5	3,442
SAP SE	3,436	376,741
Siemens AG	2,963	418,107
Symrise AG	623	47,364
Talanx AG	38	1,537
Telefonica Deutschland Holding AG (b)	2,447	13,751

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ThyssenKrupp AG	2,346	69,676
TUI AG	1,226	20,804
United Internet AG	531	33,099
Vonovia SE	1,633	69,546
Wacker Chemie AG	125	17,948
Wirecard AG	308	28,216
Zalando SE *(b)	354	17,768
		3,634,137

Greece - 0.0% (c)
Hellenic Telecommunications Organization SA	784	9,495

Hong Kong - 2.7%
AIA Group Ltd.	44,400	328,706
Bank of East Asia Ltd. (The)	6,566	28,461
BOC Hong Kong Holdings Ltd.	19,350	94,254
Cathay Pacific Airways Ltd. *	12,904	19,550
China Everbright International Ltd.	13,000	16,382
China Taiping Insurance Holdings Co. Ltd.	7,400	19,912
Guangdong Investment Ltd.	6,000	8,567
Hang Lung Group Ltd.	4,000	14,404
Hang Lung Properties Ltd.	7,000	16,666
Hang Seng Bank Ltd.	2,679	65,495
Henderson Land Development Co. Ltd.	8,211	54,614
Hong Kong Exchanges & Clearing Ltd.	5,099	137,714
Hysan Development Co. Ltd.	2,881	13,593
I-CABLE Communications Ltd. *	2,132	71
MTR Corp. Ltd.	5,376	31,478
New World Development Co. Ltd.	19,637	28,335
NWS Holdings Ltd.	9,000	17,592
PCCW Ltd.	6,684	3,628
Sino Land Co. Ltd.	6,000	10,578
Sun Hung Kai Properties Ltd.	7,848	127,846
Swire Pacific Ltd., Class A	3,893	37,900
Techtronic Industries Co. Ltd.	6,493	34,758
WH Group Ltd. (b)	36,502	38,875
Wharf Holdings Ltd. (The)	6,779	60,646
Wheelock & Co. Ltd.	3,000	21,177
		1,231,202

Ireland - 1.4%
Adient plc	592	49,722
Bank of Ireland Group plc *	2,821	23,106
CRH plc	4,642	176,599
DCC plc	195	18,935
Glanbia plc	1,339	25,242
ICON plc *	196	22,321

12 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kerry Group plc, Class A	894	85,791
Kingspan Group plc	602	25,600
Shire plc	3,449	175,670
Smurfit Kappa Group plc	1,896	59,383
		662,369

Israel - 0.2%
Azrieli Group Ltd.	263	14,627
Bank Hapoalim BM	3,904	27,319
Bank Leumi Le-Israel BM	5,885	31,276
Bezeq The Israeli Telecommunication Corp. Ltd.	9,544	13,638
Israel Chemicals Ltd.	4,117	18,329
Taro Pharmaceutical Industries Ltd. *	87	9,804
		114,993

Italy - 2.5%
A2A SpA	12,205	20,999
Assicurazioni Generali SpA	3,956	73,785
Atlantia SpA	1,477	46,670
Banca Mediolanum SpA	1,415	12,387
Banco BPM SpA *	5,911	24,585
Buzzi Unicem SpA	584	15,782
Enel SpA	41,937	252,642
FinecoBank Banca Fineco SpA	1,937	17,198
Hera SpA	4,875	15,332
Intesa Sanpaolo SpA	50,907	180,226
Luxottica Group SpA	573	32,065
Mediobanca SpA	1,564	16,807
Moncler SpA	608	17,567
Prysmian SpA	704	23,786
Salvatore Ferragamo SpA	53	1,490
Snam SpA	36,008	173,524
Telecom Italia SpA *	29,389	27,568
Terna Rete Elettrica Nazionale SpA	9,250	54,048
UniCredit SpA *	6,432	137,257
UnipolSai Assicurazioni SpA	1,310	3,063
		1,146,781

Japan - 18.8%
AEON Co. Ltd. (a)	3,079	45,509
Aisin Seiki Co. Ltd.	500	26,361
Ajinomoto Co. Inc.	2,008	39,185
Alps Electric Co. Ltd.	766	20,244
ANA Holdings, Inc.	1,467	55,576
Aozora Bank Ltd.	289	11,007
Asahi Glass Co. Ltd.	855	31,757
Astellas Pharma, Inc.	5,671	72,178

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bandai Namco Holdings, Inc.	575	19,754
Bridgestone Corp.	2,100	95,348
Calbee, Inc. (a)	500	17,561
Canon, Inc.	3,968	135,789
Central Japan Railway Co.	667	117,052
Chiba Bank Ltd. (The)	2,628	18,820
Chugai Pharmaceutical Co. Ltd.	552	22,939
Coca-Cola Bottlers Japan, Inc.	600	19,434
Dai Nippon Printing Co. Ltd.	830	19,893
Dai-ichi Life Holdings, Inc.	3,494	62,674
Daiichi Sankyo Co. Ltd.	2,113	47,683
Daikin Industries Ltd.	1,000	101,272
Daiwa House Industry Co. Ltd.	2,037	70,363
Daiwa Securities Group, Inc.	9,000	51,019
Denso Corp.	1,547	78,294
Disco Corp.	100	20,380
Don Quijote Holdings Co. Ltd.	792	29,603
East Japan Railway Co.	1,426	131,632
Eisai Co. Ltd.	925	47,501
FamilyMart UNY Holdings Co. Ltd.	463	24,392
FANUC Corp.	651	131,993
Fast Retailing Co. Ltd.	249	73,444
FUJIFILM Holdings Corp.	1,726	67,057
Fujitsu Ltd.	5,624	41,857
Hamamatsu Photonics KK	421	12,736
Hankyu Hanshin Holdings, Inc.	800	30,373
Hino Motors Ltd.	686	8,395
Hirose Electric Co. Ltd.	130	18,305
Hitachi High-Technologies Corp.	100	3,632
Hitachi Ltd.	15,247	107,504
Hitachi Metals Ltd.	2,092	29,154
Hoshizaki Corp.	152	13,352
HOYA Corp.	1,187	64,192
Hulic Co. Ltd.	3,500	34,319
IHI Corp.	600	20,915
Japan Airlines Co. Ltd.	1,789	60,560
Japan Exchange Group, Inc.	1,200	21,257
JTEKT Corp.	1,400	19,380
Kansai Paint Co. Ltd.	1,528	38,492
Kao Corp.	1,863	109,681
KDDI Corp.	5,218	137,546
Keikyu Corp.	779	15,788
Keio Corp.	323	13,330
Kikkoman Corp.	509	15,639
Kintetsu Group Holdings Co. Ltd.	506	18,817
Komatsu Ltd.	3,246	91,917
Kose Corp.	131	15,015

14 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kubota Corp.	4,494	81,749
Kuraray Co. Ltd.	2,100	39,291
Kyocera Corp.	1,213	75,286
Kyowa Hakko Kirin Co. Ltd.	906	15,437
Lawson, Inc.	73	4,834
Lion Corp.	900	16,445
M3, Inc.	700	19,958
Makita Corp.	992	40,038
Mazda Motor Corp.	3,106	47,584
MEIJI Holdings Co. Ltd.	671	53,135
MINEBEA MITSUMI, Inc.	1,000	15,662
MISUMI Group, Inc.	900	23,721
Mitsubishi Chemical Holdings Corp.	8,860	84,471
Mitsubishi Electric Corp.	7,907	123,692
Mitsubishi Estate Co. Ltd.	4,308	74,870
Mitsubishi Tanabe Pharma Corp.	977	22,429
Mitsubishi UFJ Financial Group, Inc.	43,957	285,801
Mitsui Fudosan Co. Ltd.	3,000	65,049
Mizuho Financial Group, Inc. (a)	77,073	135,112
Murata Manufacturing Co. Ltd.	726	106,880
NEC Corp.	731	19,827
NGK Insulators Ltd.	900	16,863
NGK Spark Plug Co. Ltd.	649	13,821
NH Foods Ltd.	1,000	27,484
Nidec Corp.	990	121,702
Nikon Corp.	1,613	27,972
Nintendo Co. Ltd.	429	158,187
Nippon Express Co. Ltd.	595	38,763
Nippon Paint Holdings Co. Ltd.	1,009	34,325
Nippon Telegraph & Telephone Corp.	3,720	170,453
Nissan Motor Co. Ltd.	6,985	69,198
Nisshin Seifun Group, Inc.	2,086	34,919
Nissin Foods Holdings Co. Ltd.	299	18,167
Nitori Holdings Co. Ltd.	268	38,327
Nitto Denko Corp.	959	79,991
Nomura Holdings, Inc.	10,600	59,476
Nomura Research Institute Ltd.	300	11,716
NSK Ltd.	1,512	20,414
NTT Data Corp.	2,035	21,777
NTT DoCoMo, Inc.	3,597	82,216
Obayashi Corp.	2,100	25,188
Obic Co. Ltd.	200	12,592
Odakyu Electric Railway Co. Ltd.	946	17,950
Oji Holdings Corp.	6,454	34,849
Omron Corp.	682	34,777
Ono Pharmaceutical Co. Ltd. (a)	1,622	36,817
Oracle Corp. Japan	26	2,044

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Oriental Land Co. Ltd.	797	60,763
ORIX Corp.	4,167	67,273
Otsuka Corp.	244	15,649
Otsuka Holdings Co. Ltd.	1,520	60,438
Pola Orbis Holdings, Inc.	300	9,071
Rakuten, Inc.	3,249	35,472
Recruit Holdings Co. Ltd.	5,379	116,474
Resona Holdings, Inc.	7,333	37,702
Ricoh Co. Ltd.	1,984	19,293
Rinnai Corp.	130	11,136
Rohm Co. Ltd.	276	23,683
Santen Pharmaceutical Co. Ltd.	2,600	41,023
Seiko Epson Corp.	1,559	37,753
Sekisui Chemical Co. Ltd.	2,072	40,822
Sekisui House Ltd.	1,770	29,835
Seven & I Holdings Co. Ltd.	3,401	131,396
Sharp Corp. *(a)	600	18,146
Shimadzu Corp.	826	16,292
Shimano, Inc.	272	36,236
Shimizu Corp.	2,000	22,179
Shin-Etsu Chemical Co. Ltd.	2,537	227,061
Shionogi & Co. Ltd.	754	41,219
Shiseido Co. Ltd.	1,641	65,676
Shizuoka Bank Ltd. (The)	3,469	31,220
SMC Corp.	272	96,114
SoftBank Group Corp.	2,245	182,061
Sohgo Security Services Co. Ltd.	400	18,361
Sompo Holdings, Inc.	1,337	52,102
Sony Financial Holdings, Inc.	232	3,807
Stanley Electric Co. Ltd.	1,100	37,728
Start Today Co. Ltd.	700	22,183
Subaru Corp.	2,153	77,652
Sumitomo Chemical Co. Ltd.	9,000	56,305
Sumitomo Dainippon Pharma Co. Ltd. (a)	1,721	22,420
Sumitomo Electric Industries Ltd.	2,773	45,333
Sumitomo Mitsui Financial Group, Inc.	4,153	159,638
Sumitomo Mitsui Trust Holdings, Inc.	1,016	36,701
Sysmex Corp.	426	27,218
T&D Holdings, Inc.	1,319	19,135
Taisho Pharmaceutical Holdings Co. Ltd.	500	37,992
Taiyo Nippon Sanso Corp.	1,900	22,517
Takeda Pharmaceutical Co. Ltd.	2,159	119,384
TDK Corp.	414	28,133
Terumo Corp.	1,073	42,205
Tobu Railway Co. Ltd.	1,218	33,460
Tokyo Electron Ltd.	536	82,517
Tokyu Corp.	2,632	37,276

16 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Toppan Printing Co. Ltd.	1,650	16,368
Toray Industries, Inc.	9,850	95,578
TOTO Ltd.	564	23,769
Toyota Industries Corp.	775	44,572
Toyota Motor Corp.	9,435	562,594
Trend Micro, Inc.	293	14,435
Tsuruha Holdings, Inc.	100	11,957
Unicharm Corp.	1,302	29,823
USS Co. Ltd.	1,000	20,183
West Japan Railway Co.	610	42,409
Yahoo Japan Corp. (a)	4,700	22,339
Yakult Honsha Co. Ltd.	586	42,170
Yamada Denki Co. Ltd. (a)	6,123	33,481
Yamaha Corp.	544	20,085
Yamaha Motor Co. Ltd.	1,025	30,683
Yamato Holdings Co. Ltd.	1,095	22,119
Yamazaki Baking Co. Ltd.	800	14,440
		8,712,188

Luxembourg - 0.3%
B&M European Value Retail SA	2,325	12,078
Eurofins Scientific SE	31	19,614
Tenaris SA	6,825	96,744
		128,436

Netherlands - 4.1%
Aegon NV	7,405	43,164
AerCap Holdings NV *	1,029	52,592
Akzo Nobel NV	2,041	188,240
ASML Holding NV	2,043	349,103
CNH Industrial NV	3,731	44,792
ING Groep NV	16,200	298,604
Koninklijke Ahold Delhaize NV	6,429	120,124
Koninklijke DSM NV	1,426	116,741
Koninklijke KPN NV	13,252	45,478
Koninklijke Philips NV	5,144	212,241
Koninklijke Vopak NV	894	39,205
NN Group NV	1,188	49,749
NXP Semiconductors NV *	1,255	141,928
Philips Lighting NV (b)	531	21,432
QIAGEN NV *	669	21,147
Randstad Holding NV	425	26,267
STMicroelectronics NV	1,914	37,130
Wolters Kluwer NV	1,625	75,100
		1,883,037

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
New Zealand - 0.0% (c)
Auckland International Airport Ltd.	2,877	13,395

Norway - 0.6%
DNB ASA	2,934	59,238
Gjensidige Forsikring ASA	1,120	19,509
Marine Harvest ASA	1,725	34,112
Norsk Hydro ASA	8,731	63,708
Orkla ASA	2,230	22,884
Schibsted ASA, Class A	393	10,132
Telenor ASA	1,649	34,933
Yara International ASA	1,200	53,809
		298,325

Portugal - 0.2%
EDP - Energias de Portugal SA	19,278	72,691
Jeronimo Martins SGPS SA	801	15,811
		88,502

Singapore - 1.3%
Broadcom Ltd.	1,113	269,947
CapitaLand Ltd.	11,941	31,594
City Developments Ltd.	330	2,765
DBS Group Holdings Ltd.	4,429	68,180
Global Logistic Properties Ltd.	8,900	21,685
Oversea-Chinese Banking Corp. Ltd.	7,471	61,608
Singapore Airlines Ltd.	2,056	15,246
Singapore Exchange Ltd.	3,647	19,899
Singapore Telecommunications Ltd.	17,612	47,877
United Overseas Bank Ltd.	3,059	53,122
		591,923

South Africa - 0.2%
Steinhoff International Holdings NV	15,875	70,813

South Korea - 4.1%
Amorepacific Corp.	236	53,573
AMOREPACIFIC Group	228	24,620
CJ CheilJedang Corp.	49	15,172
Coway Co. Ltd.	376	30,907
Hana Financial Group, Inc.	1,434	59,492
Hankook Tire Co. Ltd.	571	30,069
Hanon Systems	1,526	16,830
Hanwha Life Insurance Co. Ltd.	2,369	14,191
Hyundai Mobis Co. Ltd.	420	88,182
Hyundai Motor Co.	1,000	131,552
Industrial Bank of Korea	1,327	16,729

18 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kakao Corp.	185	23,340
KB Financial Group, Inc.	1,673	82,310
Kia Motors Corp.	1,053	29,133
KT Corp.	975	24,857
LG Chem Ltd.	458	157,347
LG Corp.	1,009	71,247
LG Display Co. Ltd.	1,578	42,272
LG Electronics, Inc.	665	48,027
LG Household & Health Care Ltd.	83	67,829
Lotte Chemical Corp.	163	53,969
NAVER Corp.	166	108,304
NCSoft Corp.	94	38,216
Samsung Biologics Co. Ltd. *(b)	54	15,979
Samsung C&T Corp.	452	53,436
Samsung Fire & Marine Insurance Co. Ltd.	249	61,020
Samsung Life Insurance Co. Ltd.	435	42,998
Samsung SDI Co. Ltd.	262	45,585
Samsung SDS Co. Ltd.	184	27,172
Shinhan Financial Group Co. Ltd.	2,042	90,253
SK Hynix, Inc.	3,721	271,374
SK Telecom Co. Ltd.	171	38,155
Woori Bank	2,235	34,892
		1,909,032

Spain - 3.0%
Abertis Infraestructuras SA	2,039	41,222
Acciona SA	93	7,487
Aena SME SA (b)	205	37,049
Amadeus IT Group SA, Class A	1,206	78,437
Banco Bilbao Vizcaya Argentaria SA	16,254	145,317
Banco de Sabadell SA	16,213	33,894
Banco Santander SA	40,964	286,537
Bankia SA	827	3,993
Bankinter SA	1,732	16,404
CaixaBank SA	6,925	34,760
Enagas SA	2,630	74,108
Grifols SA	1,568	45,759
Iberdrola SA	32,899	255,810
Industria de Diseno Textil SA	3,360	126,673
Mapfre SA	5,102	16,625
Mediaset Espana Comunicacion SA	143	1,616
Red Electrica Corp. SA	2,565	53,954
Siemens Gamesa Renewable Energy SA	672	8,780
Telefonica SA	10,465	113,724
		1,382,149

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sweden - 2.6%
Alfa Laval AB	744	18,198
Assa Abloy AB, Class B	2,921	66,877
Atlas Copco AB, Class A	3,215	136,388
Autoliv, Inc.	240	29,664
Boliden AB	1,288	43,688
Electrolux AB, Series B	607	20,660
Hennes & Mauritz AB, Class B	2,761	71,720
Hexagon AB, Class B	743	36,859
Husqvarna AB, Class B	1,515	15,602
ICA Gruppen AB	534	20,089
Industrivarden AB, Class C	1,155	29,300
Kinnevik AB, Class B	648	21,169
Nordea Bank AB	8,712	118,285
Sandvik AB	4,242	73,262
Securitas AB, Class B	1,044	17,505
Skandinaviska Enskilda Banken AB, Class A	4,164	54,936
Skanska AB, Class B	338	7,838
SKF AB, Class B	875	19,103
Svenska Cellulosa AB SCA, Class B	2,650	22,463
Svenska Handelsbanken AB, Class A	5,265	79,545
Swedbank AB, Class A	2,776	76,872
Tele2 AB, Class B	260	2,979
Telefonaktiebolaget LM Ericsson, Class B	7,070	40,759
Telia Co. AB	4,011	18,914
Trelleborg AB, Class B	877	21,982
Volvo AB, Class B	7,400	142,879
		1,207,536

Switzerland - 7.9%
ABB Ltd.	6,119	151,311
Adecco Group AG	565	44,016
Baloise Holding AG	211	33,413
Banque Cantonale Vaudoise	3	2,231
Barry Callebaut AG	14	21,433
Chocoladefabriken Lindt & Sprungli AG PC	9	51,350
Cie Financiere Richemont SA	1,536	140,599
Clariant AG	1,437	34,445
Coca-Cola HBC AG	640	21,670
Dufry AG *	93	14,783
Ferguson plc	630	41,334
Flughafen Zuerich AG	80	18,105
Geberit AG	143	67,699
Givaudan SA	49	106,672
Helvetia Holding AG	25	13,587
Julius Baer Group Ltd.	425	25,220
Kuehne & Nagel International AG	234	43,360

20 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Logitech International SA	464	16,952
Lonza Group AG	169	44,407
Nestle SA	11,358	953,405
Novartis AG	6,992	599,738
Partners Group Holding AG	26	17,651
Roche Holding AG	2,308	589,971
Schindler Holding AG	92	19,813
Schindler Holding AG PC	156	34,475
SGS SA	18	43,223
Sika AG	13	96,794
Sonova Holding AG	219	37,172
Straumann Holding AG	29	18,650
Swatch Group AG (The), Bearer Shares	169	70,425
Swiss Life Holding AG	82	28,908
Swiss Prime Site AG	166	14,923
Swiss Re AG	743	67,349
Swisscom AG	70	35,889
Temenos Group AG	171	17,466
Vifor Pharma AG	131	15,451
Zurich Insurance Group AG	388	118,565
		3,672,455

Taiwan - 2.4%
Advanced Semiconductor Engineering, Inc.	15,808	19,391
Advantech Co. Ltd.	1,555	11,101
Asustek Computer, Inc.	3,769	31,060
Cathay Financial Holding Co. Ltd.	26,952	42,951
China Steel Corp.	54,631	43,919
Chunghwa Telecom Co. Ltd.	15,111	52,056
Delta Electronics, Inc.	8,319	42,922
E.Sun Financial Holding Co. Ltd.	29,775	17,795
Far EasTone Telecommunications Co. Ltd.	5,073	12,069
First Financial Holding Co. Ltd.	27,199	17,469
Fubon Financial Holding Co. Ltd.	12,000	18,753
Hon Hai Precision Industry Co. Ltd.	42,000	145,862
Hua Nan Financial Holdings Co. Ltd.	8,832	4,797
MediaTek, Inc.	6,883	64,768
Mega Financial Holding Co. Ltd.	25,668	20,091
Pegatron Corp.	5,000	13,019
President Chain Store Corp.	3,828	32,309
Quanta Computer, Inc.	8,398	19,375
Siliconware Precision Industries Co. Ltd.	12,188	19,498
Taiwan Cooperative Financial Holding Co. Ltd.	24,664	12,743
Taiwan Mobile Co. Ltd.	6,748	24,051

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Taiwan Semiconductor Manufacturing Co. Ltd.	58,240	417,141
United Microelectronics Corp.	39,518	19,799
Yuanta Financial Holding Co. Ltd.	12,616	5,440
		1,108,379

United Kingdom - 13.4%
3i Group plc	2,978	36,460
Admiral Group plc	556	13,548
Ashtead Group plc	1,687	40,697
ASOS plc *	41	3,275
Associated British Foods plc	1,819	77,874
AstraZeneca plc	4,766	316,946
Auto Trader Group plc (b)	5,281	27,783
Aviva plc	14,061	97,048
Barratt Developments plc	4,124	33,974
Bellway plc	625	27,647
Berkeley Group Holdings plc	429	21,380
Booker Group plc	7,138	19,618
BT Group plc	20,480	77,896
Bunzl plc	1,341	40,739
Burberry Group plc	1,605	37,896
Capita plc	3,267	24,719
Coca-Cola European Partners plc	1,230	51,193
Compass Group plc	6,035	128,048
ConvaTec Group plc (b)	4,234	15,558
Croda International plc	1,009	51,306
Direct Line Insurance Group plc	3,934	19,179
DS Smith plc	8,358	55,254
easyJet plc	1,669	27,236
GKN plc	6,006	27,829
GlaxoSmithKline plc	17,177	343,379
Halma plc	1,243	18,651
Hargreaves Lansdown plc	807	16,013
IHS Markit Ltd. *	1,244	54,835
Inchcape plc	1,367	15,811
Informa plc	4,961	44,707
Inmarsat plc	1,378	11,893
InterContinental Hotels Group plc	561	29,677
International Consolidated Airlines Group SA	5,841	46,444
Intertek Group plc	906	60,560
Investec plc	4,688	34,271
ITV plc	14,755	34,570
J Sainsbury plc	9,883	31,510
Janus Henderson Group plc	249	8,675
Johnson Matthey plc	1,868	85,657
Just Eat plc *	1,752	15,693
Kingfisher plc	8,876	35,537

22 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Legal & General Group plc	22,029	76,782
Lloyds Banking Group plc	220,854	200,703
London Stock Exchange Group plc	1,160	59,561
Marks & Spencer Group plc	7,046	33,361
Melrose Industries plc	8,763	25,000
Merlin Entertainments plc (b)	3,054	18,226
Micro Focus International plc	1,394	44,619
Mondi plc	3,514	94,474
National Grid plc	21,526	266,611
Next plc	520	36,656
NMC Health plc	585	21,642
Old Mutual plc	16,018	41,726
Pearson plc	3,727	30,564
Pennon Group plc	3,647	38,940
Persimmon plc	970	33,569
Provident Financial plc (a)	376	4,187
Prudential plc	9,831	235,261
RELX plc	8,912	195,585
Rentokil Initial plc	10,488	42,259
Rightmove plc	266	14,425
Royal Mail plc	4,268	21,976
RPC Group plc	3,668	48,710
RSA Insurance Group plc	3,542	29,593
Sage Group plc (The)	4,662	43,659
Schroders plc	756	34,010
Severn Trent plc	1,955	56,946
Sky plc *	4,281	52,519
Smiths Group plc	1,604	33,924
Spirax-Sarco Engineering plc	462	34,229
SSE plc	6,639	124,230
St James's Place plc	2,170	33,352
Standard Chartered plc *	9,702	96,468
Standard Life Aberdeen plc	12,902	74,998
Subsea 7 SA	3,724	61,282
Tate & Lyle plc	1,738	15,091
Taylor Wimpey plc	9,845	25,803
TechnipFMC plc *	7,235	202,001
Tesco plc *	40,006	100,325
Travis Perkins plc	812	15,755
Unilever plc	15,054	871,315
United Utilities Group plc	4,321	49,477
Vodafone Group plc	84,622	236,957
Weir Group plc (The)	1,298	34,165
Whitbread plc	696	35,132

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
WM Morrison Supermarkets plc	14,155	44,403
Worldpay Group plc (b)	8,890	48,523
WPP plc	4,892	90,776
		6,190,756

United States - 0.1%
Flex Ltd. *	1,369	22,684

Total Common Stocks (Cost $41,187,800)		45,862,051

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.7%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	300,269	300,269

Total Time Deposit (Cost $300,269)		300,269

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	295,184	295,184

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $295,184)		295,184

TOTAL INVESTMENTS (Cost $41,783,253) - 100.5%		46,457,504
Other assets and liabilities, net - (0.5%)		(235,742)
NET ASSETS - 100.0%		46,221,762

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $280,300 as of September 30, 2017.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $346,068, which represents 0.8% of the net assets of the Fund as of September 30, 2017.

(c) Amount is less than 0.05%.

24 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

At September 30, 2017, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:
% OF TOTAL INVESTMENTS*
ECONOMIC SECTORS
Financials	23.1%
Industrials	14.1%
Consumer Discretionary	11.8%
Information Technology	10.4%
Consumer Staples	10.1%
Health Care	9.9%
Materials	8.3%
Telecommunication Services	4.6%
Utilities	3.3%
Energy	2.0%
Real Estate	1.8%
Time Deposit	0.6%
Total	100.0%

* Does not include Short Term Investment of Cash Collateral for Securities Loaned.
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 25

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $41,783,253) - including $280,300 of securities on loan	$46,457,504
Cash denominated in foreign currency, at value (cost $108,768)	108,325
Receivable for capital shares sold	81,214
Dividends and interest receivable	93,005
Securities lending income receivable	387
Tax reclaims receivable	17,628
Receivable from affiliates	56,850
Directors' deferred compensation plan	4,076
Total assets	46,818,989

LIABILITIES
Payable for investments purchased	211,277
Payable for capital shares redeemed	25
Deposits for securities loaned	295,184
Payable to affiliates:
Investment advisory fee	5,595
Distribution and service fees	1,503
Sub-transfer agency fee	167
Directors' deferred compensation plan	4,076
Accrued expenses	79,400
Total liabilities	597,227
NET ASSETS	$46,221,762

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$41,169,934
Accumulated undistributed net investment income	639,641
Accumulated net realized loss	(262,482)
Net unrealized appreciation (depreciation)	4,674,669
Total	$46,221,762

NET ASSET VALUE PER SHARE
Class A (based on net assets of $5,968,223 and 258,212 shares outstanding)	$23.11
Class C (based on net assets of $429,306 and 18,756 shares outstanding)	$22.89
Class I (based on net assets of $30,814,856 and 1,321,659 shares outstanding)	$23.32
Class Y (based on net assets of $9,009,377 and 389,993 shares outstanding)	$23.10

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$24.26
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

26 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $83,351)	$752,247
Interest income	563
Securities lending income, net	5,443
Total investment income	758,253

EXPENSES
Investment advisory fee	38,662
Administrative fee	30,930
Distribution and service fees:
Class A	9,983
Class C	2,554
Directors' fees and expenses	2,107
Custodian fees	255,040
Transfer agency fees and expenses:
Class A	10,148
Class C	2,770
Class I	2,423
Class Y	8,606
Accounting fees	12,506
Professional fees	24,492
Registration fees:
Class A	18,649
Class C	15,225
Class I	20,926
Class Y	19,745
Reports to shareholders	7,962
Miscellaneous	44,020
Total expenses	526,748
Waiver and/or reimbursement of expenses by affiliates	(433,228)
Reimbursement of expenses-other	(490)
Net expenses	93,030
Net investment income (loss)	665,223

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	(174,545)
Foreign currency transactions	(297)
(174,842)

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	4,494,008
Foreign currency	607
4,494,615

Net realized and unrealized gain (loss)	4,319,773

Net increase (decrease) in net assets resulting from operations	$4,984,996
See notes to financial statements.

28 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Period Ended September 30, 2016(a)
Operations:
Net investment income (loss)	$665,223	$197,238
Net realized gain (loss)	(174,842)	(8,074)
Net change in unrealized appreciation (depreciation)	4,494,615	180,054
Net increase (decrease) in net assets resulting from operations	4,984,996	369,218

Distributions to shareholders from:
Net investment income:
Class A shares	(83,082)	(1,985)
Class C shares	(4,826)	—
Class I shares	(47,539)	(3,329)
Class Y shares	(160,208)	(1,418)
Total distributions to shareholders	(295,655)	(6,732)

Capital share transactions:
Class A shares	1,683,167	3,646,185
Class C shares	170,293	219,550
Class I shares	25,132,536	2,521,692
Class Y shares	2,422,866	5,373,646
Net increase in net assets from capital share transactions	29,408,862	11,761,073

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,098,203	12,123,559

NET ASSETS
Beginning of year	12,123,559	—
End of year (including accumulated undistributed net investment income of $639,641 and $267,149, respectively)	$46,221,762	$12,123,559
(a) From October 30, 2015 inception.
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS A SHARES	2017	2016(a)
Net asset value, beginning	$20.03	$20.00
Income from investment operations:
Net investment income (b)	0.41	0.43
Net realized and unrealized gain (loss)	3.10	(0.38)
Total from investment operations	3.51	0.05
Distributions from:
Net investment income	(0.43)	(0.02)
Total distributions	(0.43)	(0.02)
Total increase (decrease) in net asset value	3.08	0.03
Net asset value, ending	$23.11	$20.03
Total return (c)	17.98%	0.25%
Ratios to average net assets: (d)
Total expenses	3.00%	5.53%	(e)
Net expenses	0.62%	0.62%	(e)
Net investment income	1.96%	2.47%	(e)
Portfolio turnover	26%	35%
Net assets, ending (in thousands)	$5,968	$3,714

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

30 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS C SHARES	2017	2016(a)
Net asset value, beginning	$19.92	$20.00
Income from investment operations:
Net investment income (b)	0.25	0.28
Net realized and unrealized gain (loss)	3.08	(0.36)
Total from investment operations	3.33	(0.08)
Distributions from:
Net investment income	(0.36)	—
Total distributions	(0.36)	—
Total increase (decrease) in net asset value	2.97	(0.08)
Net asset value, ending	$22.89	$19.92
Total return (c)	17.08%	(0.40%)
Ratios to average net assets: (d)
Total expenses	10.12%	20.68%	(e)
Net expenses	1.37%	1.37%	(e)
Net investment income	1.18%	1.61%	(e)
Portfolio turnover	26%	35%
Net assets, ending (in thousands)	$429	$223

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS I SHARES	2017	2016(a)
Net asset value, beginning	$20.08	$20.00
Income from investment operations:
Net investment income (b)	0.63	0.51
Net realized and unrealized gain (loss)	3.00	(0.40)
Total from investment operations	3.63	0.11
Distributions from:
Net investment income	(0.39)	(0.03)
Total distributions	(0.39)	(0.03)
Total increase (decrease) in net asset value	3.24	0.08
Net asset value, ending	$23.32	$20.08
Total return (c)	18.42%	0.56%
Ratios to average net assets: (d)
Total expenses	1.43%	4.81%	(e)
Net expenses	0.27%	0.27%	(e)
Net investment income	2.85%	2.90%	(e)
Portfolio turnover	26%	35%
Net assets, ending (in thousands)	$30,815	$2,571

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

32 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Period Ended September 30,
CLASS Y SHARES	2017	2016(a)
Net asset value, beginning	$20.07	$20.00
Income from investment operations:
Net investment income (b)	0.49	0.55
Net realized and unrealized gain (loss)	3.07	(0.45)
Total from investment operations	3.56	0.10
Distributions from:
Net investment income	(0.53)	(0.03)
Total distributions	(0.53)	(0.03)
Total increase (decrease) in net asset value	3.03	0.07
Net asset value, ending	$23.10	$20.07
Total return (c)	18.28%	0.49%
Ratios to average net assets: (d)
Total expenses	2.50%	5.65%	(e)
Net expenses	0.37%	0.37%	(e)
Net investment income	2.32%	3.14%	(e)
Portfolio turnover	26%	35%
Net assets, ending (in thousands)	$9,009	$5,615

(a) From October 30, 2015 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) was organized as a Maryland corporation on April 7, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates five (5) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert International Responsible Index Fund (formerly, Calvert Developed Markets Ex-U.S. Responsible Index Fund) (the “Fund”). The Corporation is authorized to issue two billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market

34 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks
Austria	$43,191	$96,624		$—	$139,815
Belgium	29,961	467,405		—	497,366
Canada	3,515,087	—		—	3,515,087
Finland	38,655	496,396		—	535,051
France	20,796	4,052,974		—	4,073,770
Ireland	205,374	456,995		—	662,369
Israel	23,442	91,551		—	114,993
Netherlands	215,952	1,667,085		—	1,883,037
Norway	34,112	264,213		—	298,325
Singapore	269,947	321,976		—	591,923
South Korea	67,829	1,841,203		—	1,909,032
Sweden	29,664	1,177,872		—	1,207,536
Switzerland	66,273	3,606,182		—	3,672,455
United Kingdom	376,862	5,813,894		—	6,190,756
United States	22,684	—		—	22,684
Other Countries*	—	20,547,852		—	20,547,852
Total Common Stocks	$4,959,829	$40,902,222	**	$—	$45,862,051
Time Deposit	—	300,269		—	300,269
Short Term Investment of Cash Collateral for Securities Loaned	295,184	—		—	295,184
TOTAL	$5,255,013	$41,202,491		$—	$46,457,504

* For further breakdown of equity securities by country, please refer to the Schedule of Investments.
** Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

At September 30, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined

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in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the "Transaction").
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.15% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $38,662, of which $34,152 was paid to CRM and $4,510 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.62%, 1.37%, 0.27% and 0.37% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $300,356 and CIM waived or reimbursed expenses of $101,942.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive the administrative fee through January 31, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived the administrative fee for the period October 1, 2016 through December 30, 2016. For the year ended September 30, 2017, CRM was paid administrative fees of $27,322, all of which were waived and CIAS was paid administrative fees of $3,608, all of which were waived.
As of December 31, 2016, the Fund has in effect new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and shareholders of the Fund. Pursuant to the Class A Plan and Class C Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares and Class C shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert

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Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $9,983 or 0.25% per annum of Class A’s average daily net assets, of which $7,669 was paid to EVD and $2,314 was paid to CID, and $2,554 or 1.00% per annum of Class C’s average daily net assets, of which $1,973 was paid to EVD and $581 was paid to CID.
The Fund was informed that EVD and CID received $2,566 and $371, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $243 and $243, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $1,329 and shareholder servicing fees paid to CIS were $98. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $490, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $36,148,818 and $6,603,480, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,	Period Ended September 30,
	2017	2016 (a)
Distributions declared from:
Ordinary income	$295,655	$6,732
(a) From October 30, 2015 inception.
During the year ended September 30, 2017, accumulated undistributed net realized loss was increased by $2,924 and accumulated undistributed net investment income was increased by $2,924 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$707,226
Post-October and deferred capital losses	($68,105)
Net unrealized appreciation (depreciation)	$4,412,707

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, foreign currency transactions and investments in PFICs.
At September 30, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $33,710 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2017, $33,710 are short-term.
Additionally, at September 30, 2017, the Fund had a capital loss of $34,395 attributable to security transactions incurred after October 31, 2016 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2018.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$42,045,198
Gross unrealized appreciation	$4,845,212
Gross unrealized depreciation	(432,906)
Net unrealized appreciation (depreciation)	$4,412,306
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan was $280,300 and the total value of collateral received was $295,184.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$295,184	$—	$—	$—	$295,184
Total					$295,184
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $6,816 and 2.09%, respectively.

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NOTE F — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016 (a)
	Shares	Amount	Shares	Amount
Class A
Shares sold	190,314	$4,046,473	186,599	$3,667,456
Reinvestment of distributions	4,263	81,457	100	1,985
Shares redeemed	(121,822)	(2,444,763)	(1,242)	(23,256)
Net increase	72,755	$1,683,167	185,457	$3,646,185

Class C
Shares sold	12,399	$266,656	11,201	$219,550
Reinvestment of distributions	253	4,826	—	—
Shares redeemed	(5,097)	(101,189)	—	—
Net increase	7,555	$170,293	11,201	$219,550

Class I
Shares sold	1,366,993	$28,762,562	127,871	$2,518,363
Reinvestment of distributions	2,472	47,539	167	3,329
Shares redeemed	(175,844)	(3,677,565)	—	—
Net increase	1,193,621	$25,132,536	128,038	$2,521,692

Class Y
Shares sold	196,477	$4,230,805	282,431	$5,425,902
Reinvestment of distributions	8,401	160,208	71	1,418
Shares redeemed	(94,660)	(1,968,147)	(2,727)	(53,674)
Net increase	110,218	$2,422,866	279,775	$5,373,646

(a) From October 30, 2015 inception.
At September 30, 2017, Calvert Aggressive Allocation Fund, Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund owned in aggregate 58.7% of the value of the outstanding shares of the Fund.
The Board approved the termination of the Fund’s Class C and Class Y shares. Effective December 8, 2017, Class C shares of the Fund will convert to Class A shares and Class Y shares will convert to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares will be terminated.
NOTE G — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
NOTE H — NAME CHANGE
Effective November 6, 2017, the name of Calvert International Responsible Index Fund was changed from Calvert Developed Markets Ex-U.S. Responsible Index Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert International Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert International Responsible Index Fund (formerly, Calvert Developed Markets Ex-U.S. Responsible Index Fund) (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Responsible Index Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

42 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

FEDERAL TAX
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund designates approximately $651,230, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2017, the Fund paid foreign taxes of $44,046 and recognized foreign source income of $838,368.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 43

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

44 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 45

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

46 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

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CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24195 9.30.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2016 and September 30, 2017 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/16	%*	9/30/17	%*

Audit Fees	$97,625	0%	$98,315	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees	$23,500	0%	$22,500	0%

All Other Fees	$0	0%	$0	0%

Total	$121,125	0%	$120,815	0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve)

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/17
$	%*	$	%*

$0	0%	$67,500	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    November 22, 2017

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017